UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number     811-06017
Artio Global Equity Fund Inc.

(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip code)
Anthony Williams, President, 330 Madison Avenue, New York, NY 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 297-3600
Date of fiscal year end: 10/31/2008
Date of reporting period: 10/31/2008

Item 1. Reports to Stockholders.

Artio Global Investors
Annual Report
Artio Global Funds
Artio Global Equity Fund Inc. Artio International Equity Fund Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio U.S. Microcap Fund
Artio U.S. Smallcap Fund Artio U.S. Midcap Fund Artio U.S. Multicap Fund
October 31, 2008

SHAREHOLDER LETTER	October 31, 2008

December 15, 2008

Dear Shareholder:

Over a year ago, the mortgage crisis, the surging price of oil, and the weakening US dollar pointed to a significant economic downturn that lay ahead. However, few could have foreseen the fury with which these events would wreak havoc in the financial marketplace. After established Wall Street investment banks such as Bear Stearns and Lehman Brothers collapsed and financial giants like AIG and Fannie Mae required government assistance to stay afloat, investor confidence was severely shaken. The slightest speculation that a company may miss its earnings forecasts or experience a period of tightened cash flows created waves of panic selling that led to some of the most volatile markets in history.

In early 2008, Julius Baer Holding Ltd. announced that a registration statement was filed with the Securities and Exchange Commission for a proposed initial public offering (“IPO”) of common stock of its subsidiary, Julius Baer Americas Inc., the parent company of Julius Baer Investment Management LLC (the “Adviser”). Given the time the entire rebranding (name change) process would take to complete, the firm made the decision to rebrand prior to the IPO. On June 15, 2008, the Adviser changed its name to Artio Global Management LLC (“Artio Global”) and on October 13, 2008, the Julius Baer Investment Funds and the Julius Baer Global Equity Fund Inc. (collectively, the Julius Baer Funds) were renamed to align them with the new corporate name. They are now collectively referred to as the Artio Global Funds. At this date, the ticker symbols have not been changed, but by the end of February the CUSIPs® for each of the funds will be as follows:

Fund Name	Share Class	Symbol	New CUSIP

Artio International Equity Fund	Class A	BJBIX	04315J407
	Class I	JIEIX	04315J506
Artio International Equity Fund II	Class A	JETAX	04315J845
	Class I	JETIX	04315J837
Artio Global Equity Fund Inc	Class A	BJGQX	04315J605
	Class I	JGEIX	04315J704
Artio Total Return Bond Fund	Class A	BJBGX	04315J100
	Class I	JBGIX	04315J209
Artio Global High Income Fund	Class A	BJBHX	04315J878
	Class I	JHYIX	04315J860
Artio US Microcap Fund	Class A	JMCAX	04315J829
	Class I	JMCIX	04315J811

Artio Global Funds  ï  2008 Annual Report

Fund Name	Share Class	Symbol	New CUSIP

Artio US Smallcap Fund	Class A	JSCAX	04315J787
	Class I	JSCIX	04315J779
Artio US Midcap Fund	Class A	JMDAX	04315J753
	Class I	JMDIX	04315J746
Artio US Multicap Fund	Class A	JMLAX	04315J720
	Class I	JMLIX	04315J712

As of this writing, Artio Global is still a subsidiary of the Julius Baer Group and does not anticipate that a change in control will occur until market conditions are more favorable.

In the wake of a the current market climate, we took the opportunity to re-examine the funds’ distribution model and decided to no longer offer our Class R and Consultant share classes. It was particularly difficult to get these share classes placed on to the commonly used trading platforms. As a result, they did not garner the traction that we had originally envisaged. These share classes did not have any external investors and therefore closing them did not have an impact to any portfolio management decisions.

Shortly after the end of the fiscal year on October 31, 2008, Artio Global identified that a single position was being misapplied to the select fund’s NAV. Unfortunately, market conditions, magnified the severity of impact and resulted in a restatement of the Artio International Equity Fund’s NAV from October 9 through November 20. While the contents of this report reflect the amended valuation, most of the Fund’s intermediaries are still reprocessing trading activity that occurred during that time frame. Consequently, the capital section of the Fund’s Statement of Assets and Liabilities estimates the “Shares Outstanding” at the end of the reporting period. We do not expect that any such variances will be material in nature. We regret the difficulty that this has caused and have taken increased measures to mitigate future occurrences of such errors.

Over the reporting period, the tenuous market conditions created a unique situation, particularly for our international equity managers. In an attempt to protect shareholder value (especially in off-market hours) and increase the overall liquidity of the funds in such rapidly changing market conditions, portfolio management began to more actively use derivatives such as index based futures, forward currency contracts, swaps, and covered call options than they had had in the past. As a response to this activity and as a testament to its fine corporate governance standards, the Trustees of the Artio Investment Funds (the “Trust”) and the Directors of the Artio Global Equity Fund Inc. (collectively, the “Board”) formed a Risk

Artio Global Funds  ï  2008 Annual Report

Management Oversight Committee (“RMOC”) and named Mr. Prasad Nanisetty (Head of Risk Management at Artio Global) to serve as Chief Risk Officer to the Funds. The RMOC interfaces with Artio Global’s Trading and Investments Committee to ensure that sufficient knowledge, staffing, technology, and financial resources exist to accommodate such activity and that derivatives are used in a manner consistent with each fund’s investment objectives, regulatory standards and shareholder disclosures.

I’d like to extend Artio Global’s gratitude to the Funds’ service providers, its officers, and most especially the Board who have diligently tackled this important task. At the end of this month, after over 15 years of service to the Artio Global Funds, Dr. Gerard Vlak will be stepping down as Independent Chairman of the Board and will become Chairman Emeritus (non-voting) of the Funds. Dr. Vlak has been an integral part of the Funds’ historic successes and thanks, in part, to his leadership should be well-positioned to face the tough road ahead.

Upon Mr. Vlak’s retirement, the Board has elected Mr. Antoine Bernheim, to assume this responsibility. Since 1990, Mr. Bernheim has served as a Director of the Artio Global Equity Fund, Inc. and Trustee of the Trust since 2004. He has been active on several of the Board’s Committees, including the Advisory Contract Approval, Compliance and Nominating Committees. He offers extremely relevant perspective and insights to the collective Board.

Artio Global Funds  ï  2008 Annual Report

In conclusion, I’d like to also express our deepest gratitude to you as shareholders for your continued confidence in our management capabilities, especially during these difficult times. We wish you a joyous holiday season and hope that 2009 brings you health and happiness.

Sincerely,

Tony Williams
President

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principal loss is possible.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Securities and Exchange Commission (SEC) does not approve or disapprove of any security.

Distributor: Quasar Distributors, LLC (12/08)

Artio Global Funds  ï  2008 Annual Report

MANAGEMENT’S COMMENTARY

Artio Global Equity Fund Inc.
Annual Report

Performance Update

The Artio Global Equity Fund Inc. (the “Fund”) completed its fourth full year on October 31, 2008 with its Class A shares posting an annual return of -42.00%. This compared favorably to the -43.57% return of its benchmark, the MSCI All Country World Index (MSCI ACWI). The Fund’s performance was due to a number of factors, including the decision to invest in defensive economic sectors while maintaining a higher than normal cash balance.

Regional Performance Summary

This fiscal year was one of the most difficult investment environments in equity market history. One would have to look back to the early days of the Great Depression to see a similar period. Investors in global equity markets discovered there was no place to hide as all of the world’s major stock exchanges endured sustained declines. In fact, we were struck by the consistency of the negative returns without regard to differences in underlying fundamentals.

One of the Fund’s leading principals is to find, on a risk-adjusted basis, markets where fundamentals support strong returns while avoiding markets where returns might be weaker. Years ago, we began discussing the global imbalances that came about as a result of US monetary policy. Our investment process took this into consideration as we focused on regions and sectors we felt would be relatively insulated by the anticipated deleveraging. However, the breadth of the correction was so great and so fast that investors fled all markets and sectors, even those considered safe havens. The following table shows the MSCI country index return

Artio Global Funds  ï  2008 Annual Report

for the full fiscal year of the equity markets in some of the world’s major regions and countries.

Index Name	One Year	vs. MSCI ACWI		2008 P/E

MSCI ACWI	(43.57%
MSCI Switzerland Index	(32.30%)	+11	.27%	16.98
MSCI US Index	(36.60%)	+6	.97%	10.41
MSCI Japan Index	(37.50%)	+6	.07%	13.75
MSCI Czech Republic Index	(40.50%)	+3	.07%	6.48
MSCI Canada Index	(45.70%)	(2.13%)		8.12
MSCI Europe Index	(48.02%)	(4.45%)		7.25
MSCI Brazil Index	(53.58%)	(10.01%)		6.67
MSCI Hong Kong Index	(54.36%)	(10.79%)		8.91
MSCI Australia Index	(55.24%)	(11.67%)		8.01
MSCI Poland Index	(55.60%)	(12.03%)		6.22
MSCI Hungary Index	(60.96%)	(17.39%)		4.51
MSCI India Index	(61.96%)	(18.39%)		9.16
MSCI Russia Index	(63.03%)	(19.46%)		2.65
MSCI China Index	(64.83%)	(21.26%)		14.97

Despite these returns, there were still opportunities to add value for our shareholders. Switzerland was the best performing major market due to that nation’s large representation in defensive sectors such as healthcare and consumer staples. The Fund benefited from an overweight allocation to Switzerland as well as strong stock selection within the country.

Although the US was the starting point for many of the world’s imbalances such as inflated housing prices, excessive use of leverage and a general lack of savings, the country’s equity markets performed well on a relative basis. Part of this is due to the US economy’s perceived strength and the impression that the government was doing a better job than other developed nations addressing the crisis. The strength of US dollar, still considered the world’s reserve currency, also had an impact on regional returns. For instance, in local currency terms, the MSCI Europe Index was down -42.53% for the fiscal year instead of -48.02% when measured in the appreciating US dollar. The Fund maintained an underweight allocation to the US equity market on concerns that the government’s response would not be enough to counter the massive deleveraging process that was unfolding.

The underweight positioning in the US was in part balanced by an overweight stance to the developed and emerging economies of Europe. Growth prospects in this region continue to impress us and as the table above illustrates, we feel the area also offers some of the world’s most attractive equity market valuations. These

Artio Global Funds  ï  2008 Annual Report

valuations are also supported by impressive dividend yields which hover around 6.50% in developed Europe compared to less than half that in the US market.

The Japanese equity market benefited during the period under review as investors chose to move out of other regional markets such as China and India and the overall perception that after years of weak economic growth and market declines, Japan held less downside risk. The Fund has long had an underweight allocation to the country due to lack of reforms, poor corporate governance and relatively inflated equity valuations. While this stance had a slight drag on returns it was more than offset by strong stock selection.

Emerging markets, in particular the BRIC countries (Brazil, Russia, India and China), performed poorly over the entire reporting period as their natural resource-focused economies slowed after years of rapid growth. While the Fund maintained an overweight allocation to emerging markets throughout much of the fiscal year, the emphasis was on the countries of Eastern Europe, not Asia or Latin America. We believe that the economic, political and social benefits that Eastern European countries are expected to achieve through their integration into the European Union and their interdependence with Western Europe should provide substantial investment opportunities for years to come. In the near-term, this path to convergence and their domestic-oriented economies offer what we feel is a softer landing than other regions of the world. Longer-term, as their economies continue to strengthen and they join the euro currency regime, we expect them to be on par with their Western counterparts. With most of these markets down more than 60% over the fiscal year, we consider them to be in a strong position to outperform in the years ahead.

Artio Global Funds  ï  2008 Annual Report

Sector Performance Summary

The following table compares global economic sector returns to those of the broad market.

MSCI Sector Index Name	One Year	vs. ACWI	2008 P/E

MSCI ACWI Index	(43.57%)
MSCI Healthcare Index	(22.26%)	21.31%	14.32
MSCI Consumer Staples Index	(22.71%)	20.86%	14.44
MSCI Utilities Index	(32.11%)	11.46%	12.34
MSCI Energy Index	(38.45%)	5.12%	5.30
MSCI Telecommunications Index	(42.36%)	1.21%	15.61
MSCI Consumer Discretionary Index	(43.95%)	(0.38%)	12.94
MSCI Information Technology Index	(44.03%)	(0.46%)	11.99
MSCI Industrial Index	(48.72%)	(5.15%)	7.74
MSCI Materials Index	(54.06%)	(10.49%)	5.51
MSCI Financials Index	(54.19%)	(10.62%)	16.73

The traditionally defensive sectors of healthcare, consumer staples and utilities were easily the better performers during the reporting period versus the overall market. The Fund had an overweight average allocation to all three as concerns continued to mount over the weakening global economy and financial market deleveraging.

The traditionally cyclical sectors (including industrials and materials) underperformed mainly as a result of the global economic slowdown. The Fund was, on average, underweight these sectors. In addition, the Fund had a significant underweight to financial companies in developed Europe, the US and Japan. This positioning positively impacted results as the level of bad debts many of these companies carried came to light as the year progressed.

The Fund also maintained an average cash allocation of over 4% in an effort to dampen the impact of the declining equity markets.

Looking Ahead

The world’s financial markets are currently undergoing a dramatic deleveraging process that will likely take years to unwind. We expect the easy access to debt that we witnessed for many years will only be provided to the truly credit-worthy going forward. We also anticipate that corporations will be forced to re-size their balance sheets to adjust to the higher cost of debt and financial institutions’ reduced willingness to lend. Larger companies with strong balance sheets and solid free cash flows should thrive in this environment while their smaller counterparts with weaker capital structures may need to get used to less leverage and slower growth

Artio Global Funds  ï  2008 Annual Report

rates going forward. The following investment criteria provide a template for the types of companies that we think should perform well in the coming year.

1.  Low leverage: companies should not be reliant on banks to fund operations

2.  Defensive sector: discretionary spending will fall as personal savings rates rise

3.  Large capitalization: larger companies tend to have more financial flexibility

4.  Beneficiary of a strong US dollar: world’s reserve currency in times of crisis

5.	Low commodity exposure: as global growth slows so should demand for commodities

6.	Pensions: companies with pensions will face headwind of increased pension expense

7.	Acquisitions: companies with recently completed acquisitions face higher debt burden

8.	Limited exposure to the emerging markets: what was once a tailwind will likely be a headwind in the near future

9.	Avoid premium valuations: global equity valuations have been reset to lower levels

10.	Focus on dividends: high, sustainable dividend yields will likely be in demand in a low interest rate world

As we move into the next fiscal year, we will keep these in mind and remain focused on uncovering opportunities worldwide and managing the unique risks and opportunities presented by the global equity markets on behalf of our valued shareholders.

Keith Walter, CFA
Global Equity Fund Co-Portfolio Manager

Past performance does not guarantee future results.

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The fund may also use derivatives (options and future contract), which have the risks of unlimited losses of the underlying holdings due to

Artio Global Funds  ï  2008 Annual Report

unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI country, region and sector indexes are free float-adjusted market capitalization index that are designed to measure equity market performance in a specific country, region or sector.

It is not possible to invest directly in an index.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. It represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Artio Global Funds  ï  2008 Annual Report

MANAGEMENT’S COMMENTARY

Artio International Equity Fund / Artio International Equity Fund II
2008 Annual Report

Performance

No place to hide. The correction in the equity markets has been global, indiscriminate and spontaneous. No region, sector, or style was spared this wrath. The implosion was suddenly everywhere and anywhere.

Performance
MSCI ACWI (ex-US)	(10/31/07-10/31/08)

Healthcare	-22.43%
Consumer Staples	-34.48%
Utilities	-34.83%
Telecommunications	-45.76%
Energy	-46.24%
Consumer Discretionary	-48.21%
Information Technology	-51.54%
Industrials	-56.19%
Materials	-57.61%
Financials	-58.04%

Although the Funds outperformed their benchmark (the MSCI ACWI (ex-US)) during the fiscal year ending October 31, 2008, we are deeply concerned nevertheless, as you are, at the losses incurred. While one of our main objectives in managing both Funds is long-term growth, we are always cognizant and attentive to the absolute performance burden.

For the fiscal year ending October 31, 2008, the Artio International Equity Fund (Class A Shares) returned -46.49% and the Artio International Equity Fund II (Class A Shares) returned -43.18%. This compares to the -48.53% return of the MSCI ACWI (ex-US) benchmark for the same period.

While we invest internationally, we think globally. Since the US is the biggest and most important piece of the global puzzle, we have always accorded it a healthy dose of attention and analysis. It would have been impossible to react to, let alone anticipate, this year’s crisis without this discipline.

For several years, we have been warning about the world’s economic imbalances. As recently as last year’s annual letter to shareholders, we discussed the “global imbalances driven mainly by excessive US consumption and Asian over-investment. The Anglo Saxons’ voracious appetite to consume and their addiction to spend and borrow against asset prices has disproportionately benefited Asia through increased trade and other countries and regions such

Artio Global Funds  ï  2008 Annual Report

as Canada, Australia, Brazil, Russia, Africa, and the Middle East from the resulting increase in commodity prices. China has been winning on two fronts: record trade surplus and strong foreign direct investment. These two engines have caused investment in China to grow at an alarming rate (almost 50% of GDP), planting the seeds for a potential investment bubble whose dimension can only be scaled once the global economy slows down or the Anglo Saxons wake up from their malaise and start mending their errant ways of borrow and spend.”

Neither the correction nor its magnitude was a complete surprise. If anything caught us off-guard, it was the speed and breadth of the sell-off. We have tried our best to steer our holdings from areas we foresaw as the most prone to danger and continually sought refuge in regions, sectors, and companies that we believed would be least affected. Alas, the US policies that we feel initiated the problem were maintained long enough that what we refer to as the ‘virus’ left the ‘host’ and spread globally through many ‘carriers’. Hence, even previously deemed safe havens ultimately became infected as well. The breadth of the correction surprises us no more. We believe we are in a pandemic—a global epidemic.

Throughout this time, what has puzzled us was that such disequilibrium could last for so long and the failure of policy makers to respond. This reprehensible ignorance did not stop at the US Federal Reserve Bank (the “Fed”). It was everywhere. The ‘bond vigilantes’ failed to punish the Fed for its reckless endangerment and were no where to be seen as bond yields remained low. Corporations, consumers, investors, and financiers continued their risk taking, leverage, and bidding-up of commodities, real estate, and other asset prices. True to the proverb “where ignorance is bliss, ’tis folly to be wise”1, it was foolish to be wise and wise to be foolish.

For years we felt that US interest rates were too low and corporate margins globally were on steroids, creating the optical illusion that valuations were not too high. During the late 1990s, overvaluation was easier to spot as the problem was more with the P/E (price to earnings) ratio and less with the E (earnings). Although some earnings were tampered with by management, the bigger culprits were analysts and investors (growth at any price) willing to justify high P/E ratios. In this correction, both value and growth camps fared equally bad as the problem resided mostly in the E. This time around, earnings were contaminated by the spending generated from the low interest rates and the wealth created from the bubble in real estate and commodity prices. The market was a value trap—on the surface reasonably priced, but in reality almost as overpriced as early 2000.

For years we kept a mindful eye on pyrrhic victories. Although markets were expensive, they could still rise higher as long as the truth remained hidden or investors were willing to ignore inconvenient facts. It is foolish to be wise when it is wise to be foolish. Money management is about dogmatism and pragmatism. During this period, dogmatism was our leader and pragmatism our savior. With

Artio Global Funds  ï  2008 Annual Report

the big picture in mind, we focused on regions, sectors, and companies whose earnings and prospects, we felt, were least likely to be infected by the virus of low US interest rates.

Now that the time to be wise is upon us, there appears to be little differentiation between the wise and the fool. This financial deluge has been of epic proportions, covering virtually every peak but the Seven Summits (the highest mountains on each of the seven continents). Today’s wise Cassandra is an ark-less Noah doomed to struggle in these choppy waters. She can’t afford to walk up Mount Ararat as investors would desert—the journey is long and painful. Nor is she allowed to build an ark, given limiting investment restrictions such as a 20% maximum cash weighting and high sector diversification requirements. While the fool may be drowning, the wise Cassandra is barely floating. She thought she was ready but “no battle plan survives contact with the enemy”2. Many of the perceived safe havens did not provide the safety we sought as the virus spread and became much more pronounced than we ever feared. With all trapped inside this ever smaller global world, non- smokers can warn, but still suffer as much. While not all regions, countries, sectors, or investors have sinned; the ills have seemingly befallen all.

The Warning Signals

While market participants and policy makers are blaming the forced liquidation of hedge funds’ naked short selling, deregulation of the financial industry, and the subprime mess for this current catastrophe, the economic fundamentals have been rotting for years. There were enough warning signs for the government to reverse its economic and trading policies, for central bankers to raise rates and tame house prices, for financial institutions to rein leverage and curb risk taking, and for investors to rein spending and cease speculating.

1	Thomas Gray, Ode on a Distant Prospect of Eton College

2	Helmuth Karl Bernhard Graf von Moltke, a German Field Marshal

Artio Global Funds  ï  2008 Annual Report

All data on above charts through June 30, 2004.

The warning signs were not latent nor did they suddenly appear. At a May 2004 Chicago conference, previous Federal Reserve Chairman Alan Greenspan recited a plethora of structural imbalances in the US economy that were “pressing a number of historic limits”. These included the “current account deficit”, the “exceptionally low saving rates”, the “historically high ratios of household debt to income”, the “possibility of price misalignment in some housing markets”, and the “yawning fiscal deficit”. However, he did not find their potential consequences “overly worrisome” and wondered whether “something fundamental happened to the US economy and, by extension, US banking that enables us to disregard all the time tested criteria of imbalance and economic danger?” He also suggested that we seemed to be undergoing “a transitional economic paradigm, a paradigm somewhat different from that which fit much of our earlier post-World War II experience.”

We were baffled then; we are baffled now. What paradigm shift? Did we mutate overnight into a super-species—each one of us had suddenly become an efficient capital allocator, a proficient stock evaluator, a competent real estate appraiser, a leveraged realty speculator, a creative mortgage re-financer, a repeat home equity withdrawer, and if need be, a sweating labor wage earner? More likely, we had become addicted to debt. Our prospects became hostage to the value of the assets financed with those debts and to the continued availability of cheap credit. Paradigm shift now appear to be the two most expensive words in the history of mankind.

Artio Global Funds  ï  2008 Annual Report

Pandemic: The Virus

This financial catastrophe is a pandemic—a global epidemic. While many blame Washington, Wall Street’s greed, and an overall lack of regulation and oversight, pandemics are caused by viruses. In this case, the virus was the low interest rates created at the Fed’s ‘laboratories’. Greed and lack of regulation were just conduits used by the virus to break free into the global economy. Had these conduits not existed, the virus would likely have found others.

Easy monetary policies do not create value, they simply transfer wealth from savers to borrowers. Low rates forced savers out of cash and invited speculation and borrowing. While the thrifty were in obvious pain, the squanderers may never have had it better. This lax monetary policy enabled leveraged homeowners (20% home equity) to double their capital for every 20% move in house prices. Even NASDAQ could not equal this feat in the midst of the technology bubble. Who needs dot-com when one has dot-hom?

The ability of homeowners to repeatedly extract gains from house appreciation provided a path for the virus to seep into the broader economy. These repeated equity withdrawals were used and spent. It is no coincidence that between 2002 and 2007, when home prices dangerously strayed from historical norms; corporate profit margins expanded to almost double their historical average.

Artio Global Funds  ï  2008 Annual Report

Symptoms

Every home equity withdrawal was like having a dead rich uncle. However, the fact is at some point, one runs out of uncles, let alone rich ones. When home prices collapsed, the rich uncles returned from the dead, stingy as never before, wanting their inheritance back and foreclosing the homes.

Much of the corporate sector’s sales, margins, and profits were driven by debt-fuelled consumption. Sales were tainted, earnings were contaminated, and margins were on steroids. A significant amount would prove illusory and non-recurring. Once home price appreciation stopped, margins started to recede from elevated levels back towards historical norms. While market participants and policy makers advocated a paradigm shift or touted miracles in productivity, we sought refuge in history. While paradigm shift may be the two most expensive words in the history of mankind, in our opinion, mean reversion were the two most valuable.

In summary, the virus initially infected the US consumer who borrowed and spent. In turn, their spending binge on borrowed money inflated US house prices and corporate earnings, built the reserves of the country’s trading partners, induced over-investment in exporting industries, stimulated demand in the rest of the world, and exaggerated the swing in commodity and global property prices.

The ‘ABCs’ of monetary policy making was very simple indeed: very low interest rates scared savers into “Anything But Cash”; which led to “Asset Bubbles Craze”; and likely can’t end in “Anything But Crash”.

Artio Global Funds  ï  2008 Annual Report

If rates were too low, what was the appropriate level? A popular approach has been to use inflation, or even worse, core inflation as a yardstick to judge the soundness of central bank policies. Not only has the US inflation rate been about as believable as the pro forma earnings that came out of Silicon Valley, it may have the wrong yardstick. In our opinion, the correct yardstick should be interest rates relative to the growth rate of nominal GDP. Nominal GDP is less prone to manipulation and investors have generally been more interested in preserving their wealth than their purchasing power. Imagine one’s wealth is all in cash. For that wealth to be preserved it has to retain its value relative to the economy. The way to achieve that outcome is for nominal interest rates to equal nominal GDP growth. Hence neutrality can be reached when interest rates equal nominal GDP growth, not inflation or its core version.

According to this yardstick, in the period between 2001 and 2008, savers lost about 16% of their wealth while every other asset class feverishly rose. Given that most of this country’s debt is held by foreigners, it may have seemed wise for the US to continue with this mispricing policy. But what this wise strategy missed is that mispricing invariably leads to misallocation of capital. While many in the country burned through their tiny savings in the dot-com bubble, now a significant portion has been vaporized in the real estate bubble. Even our human capital seems to be misallocated. We have too many engineers in New York and not enough in Detroit. We are terrible at making SUVs and we make terrible SIVs: ‘Self Imploding Vehicles’ at the banks and ‘Seriously Infectious Viruses’ at Fed labs.

Over the last 16 years we have morphed from “it’s the economy, stupid” to “it’s the stupid economy”. Politicians and the electorates obsession with the economy has led to a state of hyperventilation. The election cycle is too short (two years) and fiscal or monetary policies need about that much time to show effect. So we are in constant inhaling mode and very afraid to exhale to weed out excesses. This hyperventilation is dangerous and can lead to a state of panic and light-headedness. To remedy this, we can either lengthen the electoral cycle or copy the European Central Bank’s model and have a ‘truly’ independent central bank with a single mandate—price stability. While the first solution is harder than a revolution, the second one faces stiff resistance. There is objection for shifting power from elected officials to appointed ones. But the issue is not about accountability, it is about conflict of interest. The short electoral cycle clouds incumbents’ judgment and has led to a continual quick-fix bias.

The Fed’s current dual model, like that of Fannie Mae, has proven to be obsolete at best and destructive at worst. Fannie Mae’s public and private mission, and the Fed’s price stability and full employment mission have been contradictory goals that have failed miserably. We believe it is time for more courage and less politics at the Fed. It is time for a single-mandated and truly independent Fed.

Artio Global Funds  ï  2008 Annual Report
17.1

Hosts and Carriers

In the early years, avoiding the virus, the host and the carriers was a challenging but feasible task. As carriers multiplied and spread around the globe it became impossible to hide. It became problematic because not only were carriers omnipresent but many were asymptomatic—they didn’t display the symptoms and hence were hard to identify.

Many perceived investment safe havens were either asymptomatic carriers or were contaminated abruptly and belatedly. Emerging countries with large current account surpluses and record reserves were a common trap. These carriers, which looked very healthy and showed no sign of the disease on the surface, were nonetheless infected with the virus. Like many countries, their vulnerability was either in their over reliance on the US consumer, high commodity prices or their own domestic excesses in terms of an overheated property market, an overinvestment in manufacturing, or dollar and hard currency borrowing by corporations and consumers seeking low rates (the virus).

Virology explains why the correction was broad as well as why some markets or sectors fell the most or should recover the fastest. An organism with the least inherent barriers tends to be infected the most. Inherent barriers, such as the skin, prevent or limit infection. The host or carrier that can induce the strongest barriers should recover the most. For example, once infected a host may induce fever since high temperature reduces replication of viruses.

Therefore, it should come as no surprise that banks and other leveraged institutions have been infected the most. Leveraging is akin to shedding skin at the most inopportune time. The induced barrier capabilities of the US market may explain why it has done better than most despite being infected the worst. The ability to borrow or print an unlimited amount of US dollars in a time of crisis is what has enabled the US to recover swiftly. But this capability will remain only as long as the US dollar is the world’s reserve currency. Had we been under the gold standard, our illness would have been terminal. This provides some explanation why Brazil, Korea, and Russia have been helpless in their attempt to address the plight of their corporate sector that borrowed heavily in US dollars. While the US has been able to print and borrow in the trillions, those countries’ prospects and reserves that loomed so large not long ago have been melting away and being dwarfed by the US printing prowess.

As it became apparent that the virus had spread globally, our focus shifted from investments least likely to be infected—since now all are—to those we feel are the most likely to recover the quickest. In other words, focus moved from those with the highest inherent barriers to those with what we believe to be the best induced barriers.

Artio Global Funds  ï  2008 Annual Report

Market Review

Volatility

Whether one is a bull or bear, risk management has been an arduous task. Market descent and counter-trend rallies have been powerful enough to scare the fearless and sustainable enough to confound the confident. If anything was undervalued it was volatility. The VIX Index, even at record levels of 80, was a buy.

A slew of bad news drove the market down. Terrible global economic data, the real estate collapse, commodity and global equity prices, and the near insolvency of banks around the world have forced policy makers to finally acknowledge that no action is too bold.

The aggressive responses of global policy makers and the occasional purchases by the posse of deep pocketed investors such as private equity funds, sovereign wealth funds, and legendary value investors provided sudden, powerful, but temporary relief rallies. Bears had to deal with bazookas and TARPs (Troubled Asset Relief Program) from the US Treasury, coordinated rate cuts from major central banks; fiscal stimuli from the US, Europe, and China, the hope of even bigger stimulus plans from the incoming Obama administration and the rest of the world, and the evolution of bailouts into handouts.

Despite the volatility, this year it paid big to fight the Fed and other central bankers, world governments, and the posse. While many follow the market adage “don’t fight the Fed”; ours has been “fight the Fed but don’t fight gravity”. When the Fed’s and other policy makers’ actions have been timely, they were gravity; when they were not, they were worth fighting. But sooner or later these actions may either become gravity or prematurely reverse market psychology. It is the psychology part that can be the most treacherous.

In a world where there were no bids for anything but US government debt, any risk position no matter how limited the risk or how cheap was a painful nightmare. Many of those areas we deemed to have a low level of risk got punished as badly as the ones we rightfully avoided.

Sectors and Regions

During the fiscal year, our underweight to cyclicals and our modest overweight to recession resistant sectors have been a positive contributor to performance. Our bias towards companies with strong balance sheets, low valuations, and high sustainable dividends was another positive attribute. But our exposure to financial companies and Eastern Europe negated much of the benefits of our alertness to the global imbalances.

Artio Global Funds  ï  2008 Annual Report

However, this alertness was not without value, it enabled us to be quick footed and limited much of the damage as we decreased our exposure to these two areas and increased the defensiveness of the portfolio. In response to excessive market volatility, increased risk aversion, and the changing dynamics in fundamentals we have made significant adjustments in the Funds. We have raised cash, reduced exposure to financials and emerging markets, and hedged a large part of our foreign exchange exposure in Eastern Europe. Until the virus is eradicated or at least contained, investing in financial, cyclical, or emerging market stocks may be a premature and risky endeavor. However, since old fads die hard, we are likely to see powerful rallies in some of the beaten down areas of the global markets.

Our overweight to emerging market financials during the early part of the fiscal year, although done with a defensive positioning in mind, was a detriment to performance. It didn’t matter that we avoided banks in overheated economies with inflated house prices such as the UK, Ireland, Australia, and Spain and that we shunned banks with high capital markets exposure. It didn’t matter that we emphasized banks with valuable deposit franchises focused on traditional lending activities with no SIVs (structured investment vehicles), CDOs (collateralized debt obligations), or other assets we classified as toxic. Leveraged industries with opaque balance sheets that had high exposure to economic activities and real estate were not the place to be. These were the species with the least ‘inherent and induced barriers’ in this viral world.

Both large and small banks have surprised and disappointed us. We were surprised how penetrable banks’ balance sheets were—even those of small regional banks. US toxic assets found their way onto the balance sheets of small banks as far away as Norway. We were also baffled by the coprophagous behavior of the big banks. Most of the toxic garbage was bought and kept by those that ‘manufactured’ it.

We also shunned the insurance sector due to opacity and high exposure to financial losses on both debt and equity instruments.

Around the world, the patterns have been identical. The financial, real estate and cyclical industries were the worst performers and defensive ones such as food and beverages, pharmaceuticals, and telecommunications were the best. In aggregate, markets finally seem in fair value territory, especially with interest rates around zero percent. But many financial stocks remain highly speculative and some of those classified as defensive have started to look expensive. In addition, pharmaceutical companies may underperform next year as governments look for ways to rein in spending and as the incoming Obama administration searches for ways to make its ambitious healthcare reform affordable and feasible.

Currently we are significantly overweight the eurozone. We believe this region has one of the cheapest valuations in the world, has been least infected by the virus, and

Artio Global Funds  ï  2008 Annual Report

has strong inherited and induced barriers. The European Central Bank’s monetary policy has been very responsible and its interest rates have been in line with nominal GDP. The contact of the European financial industry with US assets caused their economy and its equity market to perform poorly. The euro is also one of the world’s reserve currencies. If needed, European authorities can print as much money as necessary in an attempt to avoid a severe recession. However, as expected, Europeans have been proceeding cautiously with their monetary and fiscal policies. Not surprisingly, the US has been much more aggressive on both fronts. This has won investor praise now but fundamentals should ultimately win.

We continue to underweight UK domestic sectors as that economy has been seriously infected by the virus. We expect to see the collapse of the nation’s housing bubble, the decline of its overvalued currency, and the structural decline of the financial industry to have a lasting effect on the UK economy.

Japan is not a cheap place to invest and the economy has been highly infected due to its export dependence to places such as the US and China. We feel the strong yen will likely be a drag on growth and profits. We reduced our exposure to the country’s auto and financial sectors as their fundamentals worsened.

In a timely manner, we substantially reduced our exposure to mining stocks and to commodity dependent countries such as Russia. The rally in commodities between September 2007 and July 2008 drove the CRB Index into bubble territory. While we anticipated a severe correction, now we believe that commodities have become undervalued.

The foreign exchange market was as volatile as the equity market. The yen exhibited unmatched strength as the unwinding of carry-trades picked up steam with the continued de-leveraging of hedge funds. The US dollar was the other strong currency as most of the carry-trade proceeds were converted into US dollars and as companies in many emerging markets sought the currency. Due to the volatility and the strength of the moves, at times we partially hedged some of our foreign currency exposure, particularly in countries where economic stability was under duress.

We expect currencies to remain volatile. We feel that periods of global economic anxiety should be supportive of the US dollar, while periods that focus on the US’s lax fiscal and monetary policies may drive the value of the US dollar down.

Emerging Markets

Late last year, equity markets in Asia went through a “melt-up” phase as the paradigm shift and decoupling crowds bid these markets up along with commodities. We doubted that they could decouple but acknowledged that the region could

Artio Global Funds  ï  2008 Annual Report

engineer a delayed coupling due its huge excess reserves. The delay didn’t last long. This fiscal year, Asian and Latin American markets finally corrected and showed many structural strains and weaknesses.

Eastern Europe’s performance in this crisis was very disappointing. European Union membership and euro adoption prospects should have acted as an anchor—a de facto quarantine from this pandemic. While it could have been the moment for this region to shine, governments managed to squander the opportunity.

Many of the Eastern European countries that joined the European Union earlier in the decade were supposed to be eurozone members by now. While Slovenia and Slovakia stayed the course—Slovenia adopted the euro in January 2007 and Slovakia will adopt it in January 2009—the others did not. The temptations of winning elections with lax fiscal policies and forgiving capital markets enabled these countries to sink gradually into the current mess. Had they followed the lead of Slovakia and Slovenia, we feel their economies would have been much more resilient in this downturn.

Despite their severity, the recent events and the economic difficulties and missteps appear manageable. The current crisis may be a blessing in disguise as it is forcing many Eastern European governments to refocus on the importance, the necessity, and the urgency of qualifying as fast as possible for the eurozone. Difficulties like these need investors with sang-froid and the ability to see beyond the current clouds. These can be the rare occasions that create the opportunities for a “Buffett-minded” investor to pounce upon easily-identifiable princes at toad-like prices.

Although the US has been pulling out all the stops in an effort to avoid a recession, it has not been returning to the old status quo of borrow and spend that immensely benefited Asia and commodity producers. In that sense, we believe many investors in Asia and Latin America will be disappointed. The prospects of the Central and Eastern European region do not depend on America’s generosity but rather on the region’s willingness to undertake the painful steps to weed out the excesses and improve the fundamentals to qualify for the euro and potentially exit for good the volatility and instability of the emerging economies. Recently, Polish and Hungarian officials publicly talked about a 2-3 year timetable to qualify for the euro. That would be wonderful but belated.

Outlook

Policy Making is Key

Consumers in the US and many others around the world appear tapped-out and may need to retrench in order to repair their balance sheets. Banks around the world are massively undercapitalized. Their excessive leverage and low lending standards as

Artio Global Funds  ï  2008 Annual Report

well as the collapse of a global real estate bubble and an incoming global recession may likely wipe out many financial institutions’ capital.

The current situation is almost identical to what Japan confronted in the late 1980s, but this time, it is on a global scale. Back then, Japan faced the collapse of two bubbles—equity markets and real estates prices. The culprits were Japanese corporations that borrowed massively and invested wastefully. In the years that followed, the Bank of Japan cut rates towards zero percent, the yield on 30-year government bonds fell below 1%, corporate borrowing fell off a cliff and the government had to fully fill that void to prevent a total collapse of the economy. As a result, government debt as percentage of GDP rose from 40% in 1989, to 100% by 2000, and 160% by 2006.

Despite these efforts, Japan went through a ‘lost decade’ which continues today. The government’s failures could be attributed to the initial slow and disproportionate response, the half-hearted efforts to recapitalize the banks, the waste in fiscal spending, and the ill advised attempts to artificially prop-up the equity market through activities known as PKO (Price Keeping Operation).

Today’s policy makers have benefited from the lessons learned from the Japanese experience and taken fast and aggressive actions. We think that the US and other major world governments need to slash rates towards zero, recapitalize/nationalize their banks so they can make new loans and spend massively but intelligently on needed projects to allow the consumer to exhale and prevent their economies from collapsing. Once things start to normalize, governments would need to rapidly tighten rates and promptly return to fiscal prudence.

Unfortunately, it is likely that government’s efforts will be half hearted and wasteful. Banks have not been aggressively recapitalized. Many appear to be zombies, not able to borrow and not willing to lend. Tax money may be inefficiently spent, and the return to monetary and fiscal prudence may be late rather than timely. In our estimation, the most likely outcome from the current massive effort is that US government debt as a percentage of GDP will rise above 100% from the current level of 70% and new bubbles will form. We went from a dot-com mania to a dot-hom bubble and now it looks like we’re heading towards dot-gov craze—government bond yields, ‘green’ technology, and infrastructure related themes seem to be leading candidates.

Many are tempted to believe that the US recovery will be much swifter than that of Japan because the demographic dynamics here appear more favorable, the economy is more vibrant, policy response has been swifter and bigger, and the Japanese overvaluation of both the real estate and equity market was more extreme. However, it is important to recognize that the US has hollowed its manufacturing base and has a much lower savings rate than Japan.

Artio Global Funds  ï  2008 Annual Report

In addition, the US has been repeating some of Japan’s mistakes such as the PKOs. Japan propped-up their equity market to help corporations and banks. Corporations had a massive amount of cross-shareholdings among themselves, equaling almost 50% of the market capitalization; and banks had a large part of their capital tied to the Japanese equity market. By targeting the yield on mortgages and long-term government bonds, the US government has been attempting to artificially boost the value of house prices and mortgages to help banks and consumers. The TARP initiative appeared to be a covert PKO to overpay for the toxic assets on banks’ balance sheets and the promise to target yields on mortgages seems an overt PKO to support house prices.

Conclusion

Easy monetary policies have caused a global bubble in many asset classes, globally inflated corporate margins and created the optical illusion that valuations were reasonable. This correction was painful, but necessary, to cleanse the global economy of its excesses. Equity markets appear to be fully valued in absolute terms and cheap relative to cash and government bonds that have been yielding little. However, due to economic uncertainties, we believe markets will continue to be volatile albeit range bound.

It is too late to worry about infection—since now all are infected. As such, our focus has shifted from investments least likely to be infected to those we believe have the best induced barriers and are most likely to recover the quickest. These include companies with strong balance sheets and those not overly sensitive to the economic cycle but not necessarily defensive. In addition, the indiscriminate forced selling by hedge funds and other leveraged investors have created pockets of deep value—companies with a history of sustainable high dividend yields. We also expect new investment opportunities to emerge under the dot-gov umbrella.

The actions of policy makers will be key to the direction of all asset classes: bonds, equities, currencies, and commodities. Some of the lessons have been learned, some mistakes will be repeated and new ones will be made.

Rudolph-Riad Younes, CFA
International Equity Fund and International Equity Fund II Portfolio Manager

Past performance does not guarantee future results.

Artio Global Funds  ï  2008 Annual Report

Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. The fund may also use derivatives (options and future contract), which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the funds, or any affiliated company.

The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. It is not possible to invest directly in an index or average.

The CRB Index is an index that measures the overall direction of commodity sectors.

Price to earnings (P/E) ratio is valuation ratio of a company’s current share price compared to its per-share earnings and is calculated by dividing the company’s market value per share by its earnings per share.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future holdings are subject to risk.

Artio Global Funds  ï  2008 Annual Report

MANAGEMENT’S COMMENTARY

ARTIO TOTAL RETURN BOND FUND
2008 Annual Report

The US economy is in a recession. In the last few months, employment has taken a sharp downturn. Over the fiscal year ending October 31, 2008, the US Department of Labor (DOL) reported that the economy lost over one million non-farm payroll jobs, with 651,000 of those coming in the period’s last three months. In fact, in every month of 2008 through October the DOL reported a negative non-farm payroll number. The unemployment rate jumped from 4.8% at the end of October 2007 to 6.5% in October 2008. Our expectation is that the unemployment rate will continue to go higher, probably through 2009.

The housing market remains a mess. The rate of foreclosures continued to rise, putting further pressure on house prices. The Census Bureau estimates there are 128 million houses, condos and apartments in the US but just 112 million households. In this economy it is reasonable to expect there will be less demand for second homes. With this in mind, it may take several years for household formation growth to make up the difference. These two factors, combined with the supply of homes for sale at uncomfortably high levels, are expected to continue to weigh on house prices and liquidity.

The deteriorating employment situation and depressed housing market does not bode well for the average US consumer, who over the last several years has been addicted to buying. The idea of saving for tomorrow was considered quaint until recently. The thinking went something like: ‘Who cares if the credit card is maxed out, let’s just get another one. Having this high interest rate debt is not a problem because we can always refinance the house and cash out the equity appreciation. No worry, the house is our personal ATM because house prices not only do not go down, they always go up.’

Unfortunately, this fantasy did not stand up to the harsh light of market economics. The self-delusion, shortsightedness and outright corruption in the process from the time an individual took out a mortgage to it turning into a complex, overly engineered financial product is shocking in how accepted it was. The fault does not rest with one party but includes the home buyer ‘paying up’ to get a mortgage they could not afford, the bank that lent the money knowing it may be a very shaky loan, the investment bank that bought a group of mortgages, bundled them into securities for high fees and sold them to customers with little regard to suitability, the rating agencies who entered a ‘race to the bottom’ by lowering their security ratings standards to ensure their company continued to get this high fee business from the investment banks, investment managers who did not understand what they were buying but trusted the rating agencies to do their work for them and lastly, financial regulators who were overwhelmed by the process and were wholly ineffective in managing it.

Artio Global Funds  ï  2008 Annual Report

With many homeowners now owning a house worth less than their mortgage and most having lost some equity in their home, the ATM machine has been shut down. The growth in consumption over the last few years was mainly driven by mortgage equity withdrawal. Over the same time period, wage growth did not keep up with general price appreciation. The consumer is being forced to retrench. Our expectation is that the savings rate, which has hovered around 1% over the last few years, should move substantially higher as people adjust to this new economic reality.

Of course in a consumption-led society like ours, an increase in the savings rate should have a negative effect on Gross Domestic Product (GDP). If an individual increases their savings rate, that is probably a good thing for them economically. If a majority of people increase their savings rate at the same time, it will likely cause a contraction in the economy. This may be starting to happen now.

The US auto industry is in great distress now and the big three US manufacturers have huge structural headwinds facing them. Not only is the consumer feeling less confident and saving more, people who would like to buy a car are having difficulty getting an auto loan due to the credit crunch. Production overcapacity is another problem that needs to be addressed. As these companies lost market share over the last several years, their need to reduce the number of plants and employees got worse and worse. Yet they did not make the necessary adjustments in a timely manner. Whether that was due to inept management, an inflexible workforce or some combination of the two is subject to opinion. What is more important to the overall economy is how the auto crisis will be worked out. Of the three, consensus opinion is that General Motors is in the most danger of near-term default. It is almost certain that some form of government intervention may take place. Some pundits believe the government should lend these companies enough money to get them through this economic downturn. Others believe that this will be the equivalent of throwing money down the drain and these companies need to make huge structural changes before they will return to profitability. These folks argue that the companies should enter bankruptcy and restructure under Chapter 11. If this takes place, the federal government would be expected to intervene with bridge loans to allow the firms to continue ongoing operations while restructuring. When they emerge from bankruptcy they will almost certainly have a much lighter debt burden, a more realistic capacity structure and appropriate sized workforce. The opponents of this plan point out that any type of bankruptcy filing will have significant reverberations throughout the economy, with estimates of lost jobs in the millions when the complete supply chain is considered, from parts suppliers to dealership mechanics. How this saga will play out is not clear but, either way, the headlines about the stress in the US auto industry will surely take something out of the psyche of the American consumer.

Artio Global Funds  ï  2008 Annual Report

The odds are reasonably good that this will be the worst recession since the Great Depression. The headwinds blowing against the global economy are stronger than most market professionals have ever encountered. Anyone who is effected by or is involved in the economy has a right to be concerned.

Projecting that the economy is in for some hard times for at least another twelve months, we do not think this period will be anywhere near as painful as the Great Depression. The average annual decline in GDP from 1929 to 1934 was 14.1%. While the exact cause of the Great Depression can be disputed, it is widely accepted that a lack of government support for banks and the drop in the federal government’s contribution to GDP were major contributors to this economic disaster. Over the last year, the federal government has been much more proactive than they were in the 1930’s. The Federal Funds rate, as of this writing, stands at 1% and expectations are for more cuts if necessary. The US Federal Reserve Bank (the Fed) also introduced several plans earlier in 2008 intended to increase financial institutions’ liquidity. The Term Auction Facility, the Term Securities Lending Facility and the Primary Dealer Credit Facility were all designed to prevent a ‘run’ on a financial institution by allowing them access to cash to meet redemptions. In September 2008, the Fed also guaranteed money market funds1 after two well known funds suffered losses that drove out investors and triggered their collapse.

The US Treasury Department put Government Sponsored Enterprises (GSE) into receivership, in effect taking these agencies over. The Treasury also encouraged the takeover of Merrill Lynch by Bank of America, did nothing to aid Lehman Brothers prior to collapse and rescued AIG. In early October 2008, Treasury was put in charge of the Troubled Asset Relief Program (TARP), a $700 billion plan to help financial institutions, especially banks.

The Federal Deposit Insurance Corporation (FDIC) had a big role in the bankruptcy and subsequent sale of the choice assets of Washington Mutual to JP Morgan. They were also involved in the attempted (and reluctant) sale of Wachovia to Citigroup. As of this writing, the FDIC is trying to structure a plan that will permit participating banks to issue debt with a FDIC guarantee, allowing them to access money at more reasonable rates.

These stimuli, plus the fact that governments around the world have signaled a willingness to do whatever was necessary to prevent the economic situation from worsening, should prevent the economy from unraveling completely. This does not mean the economy will not struggle for the foreseeable future, just that we believe it should not be as bad as the Great Depression.

The Artio Total Return Bond Fund Class A Shares (the “Fund”) returned -4.01% for the twelve months ending October 31, 2008, underperforming its benchmark,

Artio Global Funds  ï  2008 Annual Report

the Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers US Aggregate Bond Index), which returned 0.30%.

At the end of the fiscal year, the Fund was overweight the spread sectors of the investment grade fixed income markets. Our largest position was in corporate bonds which hurt performance. This was especially true in September and October, which were the two worst months for excess return of corporate bonds versus US Treasury bonds since Lehman Brothers (now Barclays Capital) has kept this data. We do not believe this huge underperformance will continue. Corporate bonds offer very high yield spreads over Treasuries compared to historical averages. These higher yields have historically made significant contributions to total return over time. Our research also shows that where corporate bonds are trading currently, the market appears to be pricing in depression level GDP numbers. We do not believe that this scenario is likely.

This is not to say that spreads cannot go wider in the short run. Redemptions and margin calls have forced an unwinding in the market. If this continues, it could put further pressure on valuations. In our view high quality corporate bonds offer a rare potential opportunity for long-term investors. Our strategy remains to be overweight in corporate credit, but focus on more defensive sectors. For example, while our position in cyclical corporation bonds was only slightly above the index at the end of the reporting period, we were more than two times overweight in non-cyclical bonds. Furthermore, we selectively use the primary market to rotate into high quality names that come at significant concession to current spreads.

Securitized products could likely provide some of the most compelling valuations in the market over the next year. Agency-backed mortgage backed security spreads on a zero-volatility basis are the widest they have ever been, breaking records that were set mere weeks earlier. Despite this wrenching price action, they are still the richest spread sector in the market. Anything with a credit component, no matter how low the delinquency rate or how well structured, is being discounted to loss levels well exceeding anything seen since the Great Depression.

The deflationary mindset is proving hard to break. Market participants are generally in agreement that fundamentals in the residential mortgage, commercial mortgage, and consumer debt spaces should be amply able to support current asset valuations, but have not yet been willing to commit capital to positions. Those who have tried to express a view have been punished for their bravery. We see many potential opportunities in these areas. Despite their central position in the collapse of the debt markets this year, securitized sectors, particularly residential and commercial mortgages show potential for 2009. Their pricing currently offers a compelling risk/reward profile. Unlike corporate debt, they cannot be driven into default by a ‘run on the bank.’ The ultimate return is driven by the underlying cash flows.

Artio Global Funds  ï  2008 Annual Report

Looking overseas, the fund currently has a small position in French government bonds. Like many sovereign bonds, we feel they are more attractive than US Treasuries. Our position is small because we do not believe non-US dollar foreign government debt is attractive versus the higher yields that domestic spread products offer. We expect to find good value in these bonds, whether currency hedged or unhedged, sometime in the next year. This belief is because the US entered into a downturn before the rest of the world and the government’s aggressive approach, will likely result in the US economy recovering earlier than Europe. When the US does start to recover, we anticipate that spread sectors should perform very well. However, increased inflation may be the price this country will pay for all the stimulus packages. If this is the result, sovereign government bonds should become an attractive investment.

Within emerging markets our concern centers on two underlying misperceptions by the investment community. The first is the belief that developing nation economies have decoupled from the US economic growth cycle. The second is that the benefits of diversification would be sustainable in times of financial market stress. The correlation across asset classes has increased dramatically and emerging markets now appear to be catching-up in their correction with the risky assets we saw in developed markets.

As of now, it is too early to generalize that emerging markets have become cheap, as several countries recently started seeing ratings adjustments to reflect their fundamentals. As the economic slowdown in the G3 (Eurozone, Japan and the US) proceeds, the vulnerabilities and excesses in a few countries should begin to surface (such as excessive leverage in Eastern Europe, short-term funding dependence in Korea and Russia, etc.). As a result, we expect more negative data points and adjustments in both the fixed income and currency space. As result of recessionary fears and the November 2008 G20 summit previewed, governments around the globe are pumping money into their domestic economies. This implies increased bond issuance on a global scale in a deleveraged world. A number of sovereigns could be in dire straights—particularly countries in Eastern Europe—balancing between far less money available from domestic investors and meager external demand for the paper of worsening sovereign issuers. Reliance on simply printing more currency could become a risk to investors.

Nevertheless, we also believe that the current process provides a rather favorable outlook for us. Deleveraging, risk aversion and home-country bias penalize emerging markets almost equally right now. However, as valuations adjust, fundamentally solid sovereign credits are expected to reach very attractive entry points. The US

Artio Global Funds  ï  2008 Annual Report

dollar’s outperformance, which we identified as risk in mid-2008, should eventually fade and support us re-establishing a larger non-dollar position.

Donald Quigley
Total Return Bond Fund Portfolio Manager

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The fund may also use derivatives (options and future contract), which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

[1]	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed. If the

Artio Global Funds  ï  2008 Annual Report

number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program expired on December 18, 2008, but was extended by the United States Treasury until April 30, 2009.

The Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers US Aggregate Bond Index) is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. It is not possible to invest directly in an index or average.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Artio Global Funds  ï  2008 Annual Report

MANAGEMENT’S COMMENTARY

ARTIO GLOBAL HIGH INCOME FUND
2008 Annual Report

The Artio Global High Income Fund (Class A Shares) returned -22.12% during the fiscal year ending October 31, 2008. This compares to a return for the same period of -27.96% for its benchmark, the Merrill Lynch Global High Yield Constrained Index. The index performance was the worst recorded for any twelve month period dating back to 1985.

The unprecedented negative environment from October 2007 to October 2008 began as banks and other financial intermediaries struggled with the fallout caused by a declining US housing market and the deterioration of sub-prime residential mortgage-backed securities that started approximately a year earlier. A long parade of banks repeatedly announced large asset write downs throughout the fiscal year and were forced to replenish capital, diluting existing shareholders in the process. In a series of moves through April, the US Federal Reserve (the Fed), cut their target rate by 2.75% below that which prevailed at the end of October 2007. They also aggressively expanded their liquidity facilities in an effort to support the financial system and protect future economic growth. Despite these measures, the auction rate preferred market experienced a wave of failed auctions in February. Then in March, Bear Stearns, a major broker dealer and market counterparty, was forced to merge with JP Morgan. A credit crisis that was initially concentrated in the housing market and related securities had extended more forcefully into other areas of the financial system. The commercial paper market became noticeably tighter. Many special purpose vehicles (SPVs), which were leveraged, short-term money market oriented institutional funds often allied with major banks, faltered.

Despite these difficulties, as we entered the summer months, commodity prices soared, emerging markets appeared to be largely unscathed, and there was some basis for believing that our financial market difficulties would be contained. The Fed kept their target rate steady and began signaling some concerns about inflation. Unfortunately, difficulties proliferated again in late summer as hedge funds began to experience accelerating redemption activity and banks and other financial institutions endured new waves of pressure. On the morning of September 15, Lehman Brothers filed for bankruptcy and any hope that the real economy would escape a full recession was abandoned. Employment, retail sales, and Gross Domestic Product (GDP) growth, which had been sliding throughout the period, accelerated to the downside.

Between the start of the fiscal year and the Friday prior to Lehman Brother’s bankruptcy (September 12), the high yield market was having a bad fiscal year as

Artio Global Funds  ï  2008 Annual Report

measured by the -5.00% drop in our benchmark and the -2.61% of the Fund. After the Lehman Brother’s bankruptcy, the high yield market had an abysmal fiscal year. By September 30 the benchmark was down -12.65% (the fund, -7.91%) before finishing on October 31 with drops of -27.96% and -22.12% for the benchmark and Fund respectively. On October 31, 2008, the index was yielding 18.81%, fully 15.98% above the yield of a five year US Treasury.

All segments of the global high yield market suffered historically negative returns during the period under review, but, as one might expect, higher rated securities and those in more stable industries fared better than lower rated securities or ones in more cyclical industries. The high yield loan market (as measured by the Credit Suisse Leveraged Loan Index) lost less than the high yield bond market, falling -20.33% in the period. However, given the seniority and superior collateral of most loans, this segment of the high yield universe disappointed versus expectations. Moving the opposite way on the corporate balance sheet, to the convertible bond market, returns for the period were -35.36% (as measured by the Merrill Lynch All Convertibles Index). Both the loan market and the convertible market seemed to be under heavy selling pressure from leveraged funds of various types, particularly towards the end of the period. Looking at the global high yield market from a geographic perspective, European high yield fell -31.13% in local currency terms (based on the Merrill Lynch European Currency High Yield Constrained Index), much worse than US high yield. The European high yield market is smaller and historically more volatile than the US. In addition, we believe that the European high yield market began the reporting period slightly more overvalued than the US and, similar to the loan and convertible market, seemed to suffer from greater “technically driven” selling pressure from hedge funds and other leveraged actors. Emerging market bonds of all types fared well until late in the fiscal year when the effect of rapidly reversing commodities markets and associated foreign exchange disruptions resulted in a sharp sell-off. By the end of the fiscal year, emerging market corporates lost -35.72% (as measured by the Merrill Lynch Global Emerging Market Credit Index), even though they were well ahead of the pure US high yield bond index only six weeks earlier, at the time of the Lehman Brothers bankruptcy.

Relative to our benchmark, the fund benefited from better issue selection, particularly within US high yield bonds. Issues that contributed to this outperformance came from a number of different sectors, both expected and unexpected, including utilities, healthcare, chemicals, and even homebuilders. The fund also benefited from an approximate 20% shift made early in the period from bonds to more senior, secured loans. Although we believe the loan market did not perform as well as it should given its senior position, it still performed better than the bond market, thus contributing to our outperformance. Finally, the fund also benefited from underweighting the European high yield market for most of the year.

Artio Global Funds  ï  2008 Annual Report

These positive contributors to relative performance were partially offset by poor issue selection within the loan market and, to a lesser extent, among emerging market corporates, many of which experienced sudden declines in the last weeks of the fiscal year. Similarly, our exposure to emerging market local currency governments negatively impacted the Fund in the final weeks of the year despite their strong contribution for most of the period and the fact that we significantly reduced our exposure to the sector.

As this letter goes to press, all markets are still under severe pressure from continued banking sector concerns, forced liquidations by a variety of leveraged investors, and the impact of these problems on the world’s real economy. Despite the gloom, we see reasons for optimism. Financial market strains may well push the world into a global recession and default rates are likely to rise substantially. However, investing is not just about what the future holds, but how the future is being priced. High yielding bond and loan prices are now severely depressed—perhaps more depressed than our future. We see particular value in loans, selective European credits, strongly positioned companies in challenged sectors, and higher quality, “crossover” and investment grade industrials.

We are not happy with the returns of the Fund over this past fiscal year. The fact that we have again outperformed our index is only partial consolation. Like our shareholders, we are investing for the long-run and expecting to build value over time. The events of the past year have interrupted this process in rather dramatic fashion. As the Fund enters its seventh year, we will be focused intently on reversing this setback.

Greg Hopper
Global High Income Fund Portfolio Manager

Past performance does not guarantee future results.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Artio Global Funds  ï  2008 Annual Report

Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The fund may also use derivatives (options and future contract), which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 3% of the index. It is not possible to invest in an index.

The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the US dollar denominated leveraged loan market. Loans must be rated “5B” or lower, funded term loans and have a tenor of at least one year for inclusion.

The Merrill Lynch All US Convertibles Index measures the return of all US Convertibles excluding mandatory convertibles.

The Merrill Lynch European Currency High Yield Constrained Index tracks the “below-investment-grade” bonds of European corporate issuers

The Merrill Lynch Global Emerging Markets Credit Index tracks the performance of US dollar and euro denominated emerging market quasi-government and corporate debt publicly issued in the eurobond or US domestic market.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Artio Global Funds  ï  2008 Annual Report

MANAGEMENT’S COMMENTARY

ARTIO US MICROCAP FUND
ARTIO US SMALLCAP FUND
ARTIO US MIDCAP FUND
ARTIO US MULTICAP FUND
2008 Annual Report

Equity Market Commentary

Where to start? Financial markets, specifically US equities, endured unprecedented volatility during the fiscal year ending October 31, 2008, providing no shortage of items to discuss. The twelve months ranked as one of the worst in history. The -33.55% return of the Russell 1000 Index for the period under review placed it in the bottom 2% of all rolling 12 month periods for large capitalization stocks since 1926. All of the Standard & Poor’s 500 industry sectors posted negative returns for the year. This type of activity was a cold reminder that a stock’s supply and demand ultimately trumps underlying fundamentals and that “cheap” as it relates to individual security valuations is always a relative term.

The market’s poor performance can be attributed to an overwhelming amount of bad news that surfaced as the year unfolded. At the outset, uncertainty around the US presidential election, the economy, the war in Iraq and the US banking system were chief among investors’ concerns. The US was one of the many global economies negatively impacted by widespread deterioration of the credit markets, forcing companies to pay significantly more for short and long term borrowing which often caused delays in transactions between companies.

We believe the banking system in the US (and most developed nations) is broken and “broke”. Banks stopped lending to one another and unprecedented government intervention failed to calm nervous investors as confidence in the system basically collapsed. Declining equity prices coincided with the fire-sale of Bear Stearns, the demise of Lehman Brothers and US government capital infusions (read rescues) of AIG and Citigroup. While poor economic and financial conditions during the early part of the year caused some reduction in leverage, it was the failure of Lehman Brothers that triggered a sharp increase of deleveraging as stock and commodity prices fell, begetting more forced sales in an arguably less liquid market. Volatility in energy markets resulted in escalating gasoline prices for most of the fiscal year (although they did fall dramatically at the end of the period) while the job market’s deterioration left consumers reluctant to spend and economizing when they did. This one-two punch of wealth destruction and higher energy costs resulted in abysmal retail spending and raised doubts about the outlook for 2009.

Artio Global Funds  ï  2008 Annual Report

In summary, consumers increasingly felt less confident about their employment status, saw their savings and retirement accounts fall (in most cases very sharply), and experienced higher gas and food prices. Businesses saw credit become very expensive and lost confidence, resulting in a near-term expectation of lower capital spending and hiring. Most alarming from a long-term point of view is evidence of sharp deflation in US stock and bond markets that calls into question this country’s fiat-based monetary and credit-based economy. The prospect of lower operating margins and reduced economic activity are certainly bad for most companies’ earnings power. The stock market discounts this via falling stock prices and valuations that are testing and breaking though through levels of prior recessions. For most professional investors, it has been a novel and humbling experience.

Portfolio Strategy

While our investment process typically results in 40 to 70 positions in each of the funds, we believe sector diversification helps reduce volatility of returns relative to a benchmark. Periodically, some of our sectors and/or individual stocks will underperform or outperform as a result of greater demand to hold or a desire to sell. As the fiscal year unfolded, volatility increased as hedge funds began deleveraging their investment portfolios or tactically raised very high cash positions—the effect was a greater supply of stocks in a low-confidence market. We believe some of our holdings realized this type of selling pressure but feel that when confidence improves, demand to buy these stocks should increase. Our goal in portfolio construction is to maintain a balance between stocks that should outperform in the short-term (less than a year) and stocks that we believe offer long-term appreciation potential.

We modestly increased our consumer staples positioning throughout the year as market conditions deteriorated. We are constructive on the healthcare and technology sectors and remain overweight both. For healthcare, we continue to be attracted to the theme of aging and the increased demand for medical services that come with it. In technology, most of the companies we own have simple capital structures, no long-term debt, low capital intensity and good cash flows. These are characteristics we think should outperform in a market environment that is shunning leverage and capital complexity. During the fiscal year, we reduced our exposure to industrials due to concerns about profit growth, reversion from peak margin levels and reduced capital spending. Also, we were mainly underweight financial services relative to the respective benchmarks for much of the year based on concerns around capital adequacy, profit growth and the risk of equity dilution. While we expected the period to be a challenging one for consumer spending, it fell sharper than expected and as a result, we lowered our consumer discretionary sector exposure as the year progressed. As for energy and materials, we reduced our

Artio Global Funds  ï  2008 Annual Report

weighting to both sectors (especially materials) as commodity prices and global demand declined.

Artio US Microcap Fund

For the fiscal year ending October 31, 2008, the Artio US Microcap Fund (Class A Shares) returned -45.85% versus the -34.16% return of the Russell 2000 Index and the -39.30% return of Russell Microcap Index.

Underperformance versus the benchmark was primarily attributable to unfavorable stock selection. In particular, consumer discretionary, financial, energy and industrials holdings hurt and, offset favorable relative stock results in the healthcare, consumer staples and materials. The largest detractors included Century Casinos, Morton’s Restaurant and RF Micro Devices. Among the best contributors to returns were Inter Parfums, Micrel Inc. and Beacon Roofing Supply. Our sector positioning also had a negative impact. The Fund finished the fiscal year overweight in the consumer discretionary and energy sectors and underweight in the financial and healthcare sectors.

Artio US Smallcap Fund

For the fiscal year ending October 31, 2008, the Artio US Smallcap Fund (Class A Shares) returned -41.89%, versus the (34.16%) return of Russell 2000 Index.

Underperformance versus the Russell 2000 Index was mainly attributable to unfavorable stock selection. The Fund’s consumer discretionary, financial, energy and industrials holdings underperformed, offsetting the positive relative stock results in the healthcare, consumer staples and materials sectors. Among the largest detractors were ArthroCare Corp., Cynosure Inc. and RF Micro Devices while some of the best contributors included Beacon Roofing Supply, Micrel and Columbia Banking System. Our sector positioning had a very modest negative impact to relative performance. The Fund ended the fiscal year overweight the consumer discretionary and technology sectors and underweight in the financial services and utilities sectors.

Artio US Midcap Fund

For the fiscal year ending October 31, 2008, the Artio US Midcap Fund (Class A Shares) returned -41.91%, versus the -40.67% return of Russell Midcap Index.

The majority of the Fund’s underperformance versus the index was attributable to unfavorable stock selection. In particular, consumer staples, materials and energy holdings underperformed, offsetting favorable relative results in the healthcare, technology and telecommunications sectors. Maxim Integrated Products, Central

Artio Global Funds  ï  2008 Annual Report

European Distribution Corp. and Jarden Corp. were some of the largest detractors while the best contributors included MEMC Electronic Materials, Celgene Corp. and Quicksilver Resources Inc. Sector positioning had a modest negative impact to relative performance. The Fund finished the year overweight in the technology and healthcare sectors and underweight in the utilities and financial services sectors.

Artio US Multicap Fund

For the fiscal year ending October 31, 2008, the Artio US Multicap Fund (Class A Shares) returned -40.40%, versus the -36.60% return of Russell 3000 Index.

Versus the benchmark, the Fund’s underperformance was attributable to unfavorable stock selection. In particular, financial, energy and consumer staples holdings underperformed, offsetting favorable relative stock results in the healthcare, industrials and consumer discretionary sectors. The largest performance detractors included Maxim Integrated Products, Och-Ziff Capital Management Group LLC and Guess? Inc. while the best contributors included Broadcom Corp., Celgene Corp. and CR Bard Inc. Our sector positioning had a modest positive impact to relative performance. The Fund finished the year overweight the consumer discretionary and technology sectors and underweight the financial services and utilities sectors.

Outlook

As this report is written, US stock market indices and investor confidence are hitting multi-year lows. As of October 31, 2008, the ten year annualized return of the Russell 1000 was 0.75% and turned negative in November 2008. To prognosticate the future based on recent trends would lead one to believe the worst is yet to come—unemployment is likely to rise further and economic activity and consumption should trend lower given recent job cuts and poor economic data such as consumer spending. That said, the stock market is usually a discounting mechanism and past recoveries from market lows are generally not supported by a confluence of improving coincidental macroeconomic data (improving employment data, retail sales, industrial production, etc.). The magnitude and duration of the current bear market will likely be influenced by many factors. Some data points that we believe are important to watch are: credit availability and credit costs, home price stabilization and policy acts that impact such, and fiscal stimulus, if any, made by the incoming Obama administration including incentives to maintain and increase home ownership, employment, and wage growth.

We believe our banking system, a credit-based monetary system, has technically failed and as a result, investors are desperately trying to gauge how the bank model will evolve going forward. Looking back at history, wealth created largely by the

Artio Global Funds  ï  2008 Annual Report

extension of credit or indebtedness has not been sustained without some significant repercussions and dislocations. Since the Great Depression, the remedies for these problems have been bailouts via federal government interventions, taxation and inflation. The current housing crisis can be traced back to the 1930’s when the Federal Housing Authority allowed S&Ls (savings and loan banks) to make loans at rates lower than would have been possible without a subsidy. Then, similar to what happened recently, the measures effectively removed real estate loans from the free market. History is repeating itself. The S&L crisis of the 1980s saw thousands of loans go sour and required the US government (via taxation and inflation) to bail out the troubled banks. The closest parallel action our federal government took was in investments made by the Reconstruction Finance Corporation (the RFC), an agency chartered in 1932 during the Hoover administration. The RFC made loans to distressed banks and bought stock in 6,000 banks, totaling $1.3 billion then or $200 billion in today’s world.

The same thing is happening in our current crisis, only we created a bigger problem by injecting more leverage into the system (mainly by investment banks). This leverage amplifies the negative effects of the increasing amount of non-conforming, underlying mortgages. So far, the TARP (Troubled Asset Relief Program) is effectively being used to recapitalize some of the larger US banks through equity infusions. It’s too early to tell what the longer-term ramifications are for our banking system, but it’s clear that industry consolidation is a by-product of the current situation and should likely continue. After worrying about inflation for much of the past year, for the time being it appears to have taken a back seat in most investors’ minds because of the significant price deflation in the stock, bond and commodities markets. Since the banking problems in the US are mirrored in developed European nations, one possible outcome may be coordinated currency devaluation by the world’s major economies whereby principal debt balances remain fixed and are paid back with inflated currencies. Regardless, the problem is that the intersection of asset deflation and excess debt at corporate, individual and government levels is expected to continue to cause loan default rates to rise, higher capital costs and a reduction of consumer and capital spending in the short run. We believe home price stabilization, when it does occur, will be an early indicator pointing towards improvement of the nation’s economic health.

Despite the expected onslaught of government and economic interventions and stimuli, we believe the US consumer is stunned and “tapped out.” Introspective consumers have been reducing monthly spending, delaying major purchases and will likely employ some combination of savings and or debt reduction in 2009. Towards the end of next year, growth comparisons are expected to get easier and the stock market could discount a recovery before then. A key question is when will the worst part of the spending slowdown take place? While we think the stock market

Artio Global Funds  ï  2008 Annual Report

has discounted a sharp slowdown in consumer and capital spending for the balance of 2008 and the first half of 2009, we can not be certain that consumption will begin to rebound meaningfully later in 2009. While most recessions have lasted less than one year, the complexities of this downturn, including the major challenges within our nation’s banking system, may cause this economic slowdown to be longer—negative GDP (Gross Domestic Product) may be in the cards for three to four consecutive quarters. Investors may need more patience and a longer time horizon to see a meaningful recovery in equity prices from today’s depressed levels.

Today, many stocks have valuations not seen in decades. However, care must used when undertaking any analysis as earnings power has been diminishing rapidly for many companies due to lower sales growth, declining gross margins and reduced operating income as a result of deleveraging of operating expenses. We believe the best investment ideas will come from companies that gain market and “wallet” share through product or service innovation and differentiation. We realize that the spending environment will be challenging in the coming months, but also believe some companies will benefit from these times as the natural evolution of capitalism propels the better companies forward and weeds out the weaker performers.

The cost of capital has risen significantly as corporate debt issuance has become more expensive and difficult to obtain. Sharply lower stock prices means equity capital is prohibitively dilutive to most common shareholders unless the situation is dire and probably already reflected in a weak stock price. We believe companies with little to no long-term debt and those that generate free cash flow to use as growth capital and dividends will survive and thrive in the stock market. Few companies have escaped the sharp market decline we experienced thus far in 2008. We believe that 2009 and 2010 will be years in which the market discriminates significantly between winners and losers. Those companies that possess unique products and/or services and that execute well should be recognized by the market. Our goal is to create portfolios of companies that we feel have the best chance for this recognition along with firms that are likely to see dependable demand in a more challenging economic backdrop.

Samuel Dedio
US Microcap Fund, US Smallcap Fund, US Midcap Fund and
US Multicap Fund Portfolio Manager

Past performance does not guarantee future results.

Artio Global Funds  ï  2008 Annual Report

Please refer to the prospectus for more complete information on the special risks associated with investing in the Artio US Equity Funds, including, but not limited to: stock market risk, smaller companies risk, liquidity risk, foreign investment risk, derivatives risk.

Diversification does not assure a profit or protect against loss in a declining market. The fund may also use derivatives (options and future contract), which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in derivatives is not suitable for all investors.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the fund, or any affiliated company.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the investable U.S. equity market, with all values expressed in US dollars.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

The Russell Microcap Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all US equities by market capitalization.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in US dollars.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in US dollars.

Artio Global Funds  ï  2008 Annual Report

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market, with all values expressed in US dollars.

One cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Artio Global Funds  ï  2008 Annual Report

SHAREHOLDER EXPENSES

As a stockholder of the Artio Global Equity Fund Inc. or a shareholder of Artio Global Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Global Equity Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$651.10	1.46%	$6.06
Hypothetical	$1,000.00	$1,017.80	1.46%	$7.41

Global Equity Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$653.90	1.21%	$5.03
Hypothetical	$1,000.00	$1,019.10	1.21%	$6.14

Artio Global Funds  ï  2008 Annual Report

International Equity Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$595.40	1.25%	$5.01
Hypothetical	$1,000.00	$1,018.90	1.25%	$6.34

International Equity Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$595.90	0.99%	$3.97
Hypothetical	$1,000.00	$1,020.20	0.99%	$5.03

International Equity Fund II Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$626.00	1.29%	$5.27
Hypothetical	$1,000.00	$1,018.70	1.29%	$6.55

International Equity Fund II Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$626.80	1.01%	$4.13
Hypothetical	$1,000.00	$1,020.10	1.01%	$5.13

Total Return Bond Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$926.30	0.69%	$3.34
Hypothetical	$1,000.00	$1,021.70	0.69%	$3.51

Total Return Bond Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$927.00	0.44%	$2.13
Hypothetical	$1,000.00	$1,022.90	0.44%	$2.24

Global High Income Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$781.20	1.02%	$4.57
Hypothetical	$1,000.00	$1,020.00	1.02%	$5.18

Artio Global Funds  ï  2008 Annual Report

Global High Income Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$782.90	0.77%	$3.45
Hypothetical	$1,000.00	$1,021.13	0.77%	$3.91

U.S. Microcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$681.70	1.80%	$7.61
Hypothetical	$1,000.00	$1,016.10	1.80%	$9.12

U.S. Microcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$684.00	1.50%	$6.35
Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61

U.S. Smallcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$710.90	1.50%	$6.45
Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61

U.S. Smallcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$711.20	1.20%	$5.16
Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09

U.S. Midcap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$656.70	1.35%	$5.62
Hypothetical	$1,000.00	$1,018.30	1.35%	$6.85

U.S. Midcap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$658.30	1.05%	$4.38
Hypothetical	$1,000.00	$1,019.90	1.05%	$5.33

Artio Global Funds  ï  2008 Annual Report

U.S. Multicap Fund Class A

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$680.70	1.30%	$5.49
Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60

U.S. Multicap Fund Class I

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/08	Value 10/31/08	Expense Ratio	during Period

Actual	$1,000.00	$681.10	1.00%	$4.23
Hypothetical	$1,000.00	$1,020.10	1.00%	$5.08

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio Global Equity Fund Inc.(1)

It is the Artio Global Equity Fund Inc.’s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended October 31, 2008	(42.00)%

Five years ended 10/31/08	4.41%

Ten years ended 10/31/08	(13.74)%

7/1/04 - 10/31/08 (1)	1.49%

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in shares of Artio Global Equity Fund Inc. vs. MSCI All Country World Index (in U.S. dollars) July 1, 2004-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund’s holdings.
(1)	On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.
(2)	Effective March 1, 2007, the index was changed to the MSCI All Country World Index.
Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares upon redemption may be worth more or less than their original cost.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio International Equity Fund

It is the Artio International Equity Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(46.49)%

Five Years Ended 10/31/08	6.54%

Ten Years Ended 10/31/08	9.39%

Inception (10/4/93) through 10/31/08	8.02%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund vs. MSCI All Country World ex-U.S. Index October 31, 1998-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on October 31, 1997 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-US Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country ex-U.S. Index.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio International Equity Fund II

It is the Artio International Equity Fund II’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(43.18)%

Inception (5/4/2005) through 10/31/08	1.31%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund II vs. MSCI All Country World ex-U.S. Index(1) May 4, 2005-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund II today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-U.S. Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio Total Return Bond Fund

It is the Artio Total Return Bond Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(4.01)%

Five Years Ended 10/31/08	3.35%

Ten Years Ended 10/31/08	4.60%

Inception (7/1/92) through 10/31/08	5.48%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Artio Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Total Return Bond Fund vs. Barclays Capital U.S. Aggregate Bond Index October 31, 1998-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on October 31, 1996 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Total Return Bond Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)	Effective xx/xx/xx the benchmark for comparison changed from the Lehman Brothers U.S. Aggregate Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio Global High Income Fund

It is the Artio Global High Income Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/08	(22.12)%

Inception (12/17/02) through 10/31/08	5.24%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global High Income Fund vs. Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31,2008†

†	Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Global High Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard & Poor’s Rating Service). Indexes do not incur expenses and are not available for investment.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio U.S. Microcap Fund

It is the Artio U.S. Microcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(45.85)%

Inception (7/24/06) through 10/31/08	(15.24)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Microcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Microcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Microcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio U.S. Smallcap Fund

It is the Artio U.S. Smallcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(41.89)%

Inception (7/24/06) through 10/31/08	(7.63)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Smallcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Smallcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Smallcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio U.S. Midcap Fund

It is the Artio U.S. Midcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(41.91)%

Inception (7/24/06) through 10/31/08	(11.78)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Midcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Midcap Fund vs. Russell Midcap Index July 24, 2006-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Midcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds  ï  2008 Annual Report

FUND PERFORMANCE

Artio U.S. Multicap Fund

It is the Artio U.S. Multicap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/08	(40.40)%

Inception (7/24/06) through 10/31/08	(10.50)%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Multicap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Multicap Fund vs. Morgan Stanley EAFE Index July 24, 2006-October 31, 2008†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2008. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Multicap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—90.1%
	United States—47.6%
7,350		3M Co (1)	$472,606
5,470		Abbott Laboratories	301,671
6,330		Abercrombie & Fitch-Class A (1)	183,317
6,310		Adobe Systems (1)(2)	168,098
11,235		Aecom Technology (1)(2)	198,073
5,546		American Tower-Class A (2)	179,191
4,330		Amgen Inc (1)(2)	259,324
3,170		Apache Corp	260,986
3,893		Apple Inc (1)(2)	418,848
10,440		Archer-Daniels-Midland Co (1)	216,421
25,310		AT&T Inc	677,549
12,950		Automatic Data Processing (1)	452,602
21,330		Bank of America (1)	515,546
5,630		Bank of New York Mellon	183,538
5,330		Baxter International	322,412
157		Berkshire Hathaway-Class B (1)(2)	602,880
16,550		Bristol-Myers Squibb	340,103
5,455		Burlington Northern Santa Fe (1)	485,822
4,680		Campbell Soup (1)	177,606
1,908		Celgene Corp (1)(2)	122,608
8,930		Chevron Corp	666,178
21,460		Citigroup Inc (1)	292,929
10,260		Coca-Cola Co (1)	452,056
4,270		Colgate-Palmolive Co (1)	267,985
20,140		Comcast Corp-Class A	317,406
14,270		ConAgra Foods (1)	248,583
6,190		ConocoPhillips (1)	322,004
6,140		Consolidated Edison (1)	265,985
3,000		Costco Wholesale (1)	171,030
6,550		CVS Caremark (1)	200,758
3,280		Devon Energy (1)	265,221
9,240		DIRECTV Group (2)	202,264
12,670		Dow Chemical (1)	337,909
19,610		Duke Energy (1)	321,212
12,010		eBay Inc (1)(2)	183,393
9,750		E.I. du Pont de Nemours (1)	312,000
19,260		Eli Lilly	651,373
3,710		Emerson Electric (1)	121,428
6,770		Exelon Corp (1)	367,205

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
	United States—Continued

12,470		Exxon Mobil (1)	$924,276
4,790		Fluor Corp (1)	191,265
4,210		Freeport-McMoRan Copper & Gold	122,511
6,543		Genentech Inc (1)(2)	542,676
25,850		General Electric	504,333
2,650		General Mills (1)	179,511
3,940		Gilead Sciences (1)(2)	180,649
1,360		Goldman Sachs	125,800
1,004		Google Inc-Class A (2)	360,797
4,470		Hess Corp (1)	269,139
11,370		Home Depot (1)	268,218
11,150		Illinois Tool Works (1)	372,299
40,140		Intel Corp	642,240
5,510		International Business Machines	512,265
15,130		Johnson & Johnson (1)	928,074
15,550		JPMorgan Chase (1)	641,437
2,350		Kellogg Co (1)	118,487
3,970		Kimberly-Clark Corp (1)	243,321
11,130		Kraft Foods-Class A (1)	324,328
13,500		Mattel Inc	202,770
6,710		McDonald’s Corp (1)	388,710
3,528		Medco Health Solutions (2)	133,888
6,490		Medtronic Inc	261,742
15,500		Merck & Co (1)	479,725
4,790		MetLife Inc	159,124
36,340		Microsoft Corp	811,472
3,340		Monsanto Co (1)	297,193
5,030		Nike Inc-Class B (1)	289,879
2,790		Northrop Grumman (1)	130,823
7,480		Paychex Inc (1)	213,479
7,150		PepsiCo Inc	407,621
33,333		Pfizer Inc	590,327
2,170		PNC Financial Services (1)	144,674
10,818		Procter & Gamble	698,194
290		Prudential Financial	8,700
9,820		QUALCOMM Inc	375,713
14,500		Schering-Plough Corp (1)	210,105
6,300		Schlumberger Ltd	325,395
4,330		Southern Co (1)	148,692

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		United States—Continued

12,570		Symantec Corp (1)(2)	$158,131
3,260		Thermo Fisher Scientific (1)(2)	132,356
6,260		Tiffany & Co (1)	171,837
4,904		Union Pacific	327,440
10,390		United Parcel Service-Class B (1)	548,384
9,530		Verizon Communications (1)	282,755
8,270		Wal-Mart Stores (1)	461,549
19,480		Walgreen Co (1)	495,961
11,724		Walt Disney (1)	303,652
4,030		Waste Management	125,857
14,480		Wells Fargo (1)	493,044
15,400		Wyeth	495,572

			30,232,510
		France—6.5%
1,803		Aeroports de Paris (3)	106,600
8,620		Axa SA (3)	165,263
3,270		BNP Paribas (3)	236,164
1,890		Casino Guichard-Perrachon (3)	131,583
1,614		Electricite de France (3)	96,217
13,902		France Telecom (3)	349,023
6,492		GDF Suez (3)	287,601
2,250		Groupe Danone (3)	124,142
797		Lafarge SA (3)	52,251
1,190		L’Oreal SA (3)	89,500
3,222		LVMH (3)	213,876
970		PPR (3)	61,461
3,180		Remy Cointreau (3)	131,251
14,920		Sanofi-Aventis (3)	934,312
3,350		Schneider Electric (3)	200,488
2,370		Societe Generale (3)	129,467
2,089		Suez Environnement (2)(3)	39,959
11,944		Total SA (3)	652,676
3,810		Vivendi (3)	99,146

			4,100,980
		Switzerland—5.4%
10,959		ABB Ltd-Registered (2)(3)	143,867
3,282		Compagnie Financiere Richemont (3)	69,284
3,960		Credit Suisse Group-Registered (3)	150,059

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Switzerland—Continued

380		Flughafen Zuerich-Registered (3)	$100,302
2,735		Holcim Ltd-Registered (3)	154,812
23,330		Nestle SA-Registered (3)	902,890
17,344		Novartis AG-Registered (3)	871,137
3,124		Roche Holding (3)	474,759
820		Swatch Group (3)	127,337
450		Swisscom AG-Registered (3)	136,641
9,310		UBS AG-Registered (2)(3)	157,723
800		Zurich Financial Services-Registered (3)	160,663

			3,449,474
		United Kingdom—5.2%
41,950		Barclays PLC (3)	124,036
63,180		BP PLC (3)	524,202
19,697		Cadbury PLC (3)	181,723
8,847		Diageo PLC (3)	136,051
20,993		GlaxoSmithKline PLC (3)	406,270
39,060		HSBC Holdings (3)	473,348
5,040		Imperial Tobacco (3)	136,070
14,910		National Grid (3)	169,970
30,480		Prudential PLC (3)	157,094
2,180		Reckitt Benckiser (3)	91,992
10,918		Smith & Nephew (3)	100,450
45,593		Tesco PLC (3)	250,211
182,559		Vodafone Group (3)	353,037
40,480		WM Morrison Supermarkets (3)	173,641

			3,278,095
		Germany—4.8%
2,160		Allianz SE-Registered (3)	160,935
7,290		BASF SE (3)	243,723
2,800		Bayer AG (3)	152,891
25,370		Deutsche Telekom-Registered (3)	375,695
10,394		E.ON AG (3)	394,682
13,480		Fraport AG (3)	437,550
4,753		Fresenius Medical Care (3)	212,204
2,306		Fresenius SE (3)	134,743
2,527		Henkel KGaA (3)	62,128
1,960		Merck KGaA (3)	172,654
1,050		Muenchener Rueckversicherungs-Gesellschaft-Registered (3)	136,669

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Germany—Continued

10,274		Rhoen-Klinikum AG (3)	$217,952
1,700		RWE AG (3)	140,616
4,054		Siemens AG-Registered (3)	241,311

			3,083,753
		Japan—4.8%
6,547		Canon Inc (3)	225,659
19		Central Japan Railway (3)	155,702
2,312		Daikin Industries (3)	52,046
2,281		Denso Corp (3)	45,118
26		East Japan Railway (3)	185,059
1,730		Eisai Co (3)	56,962
1,000		Fanuc Ltd (3)	67,982
50		Fuji Media (3)	60,042
7,540		Honda Motor (3)	187,566
10,079		ITOCHU Corp (3)	54,513
20		Japan Tobacco (3)	71,132
29		KDDI Corp (3)	173,538
6,280		Komatsu Ltd (3)	68,302
13,580		Kubota Corp (3)	69,896
10,815		Mitsubishi Electric (3)	66,763
6,150		Mitsui & Co (3)	59,215
1,724		Mitsui Fudosan (3)	29,729
810		Nidec Corp (3)	41,747
614		Nintendo Co (3)	193,969
14		Nippon Telegraph & Telephone (3)	57,553
11,650		Nissan Motor (3)	61,036
3,148		Nomura Holdings (3)	29,318
96		NTT DoCoMo (3)	152,557
3,451		Panasonic Corp (3)	53,748
1,130		Shin-Etsu Chemical (3)	59,232
5,320		Sony Corp (3)	121,911
1,980		Takeda Pharmaceutical (3)	99,950
12,098		Toyota Motor (3)	477,700
905		Yamada Denki (3)	49,121

			3,027,066
		Netherlands—2.6%
8,530		Heineken NV (3)	286,373
12,560		ING Groep (3)	115,535

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Netherlands—Continued

17,395		KKR Private Equity Investors (Unit) (2)(3)	$86,510
11,188		Koninklijke (Royal) KPN (3)	156,621
27,140		Royal Dutch Shell	744,050
11,327		Unilever NV (3)	271,677

			1,660,766
		Poland—1.8%
11,932		Bank Millennium (3)	16,855
5,066		Bank Pekao (3)	229,577
65,671		PKO Bank Polski (3)	737,982
19,340		Telekomunikacja Polska (3)	145,317

			1,129,731
		Hungary—1.5%
57,616		OTP Bank (3)	969,026
		Australia—1.3%
16,320		BHP Billiton (3)	289,080
148,592		Macquarie Airports (3)	211,049
3,907		Newcrest Mining (3)	53,941
5,178		Rio Tinto (3)	247,342

			801,412
		Italy—1.2%
16,621		Buzzi Unicem (3)	201,022
7,370		Eni SpA (3)	174,720
38,010		Intesa Sanpaolo (3)	138,413
10,790		Italcementi SpA (3)	124,905
61,690		UniCredit SpA (3)	150,029

			789,089
		Czech Republic—1.2%
5,224		Komercni Banka	775,480
		Canada—1.0%
7,680		Barrick Gold	174,085
10,067		Ivanhoe Mines (2)	26,081
1,350		Research In Motion (2)	68,081
38,930		Talisman Energy	381,343

			649,590

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Hong Kong—0.8%
11,750		Cheung Kong Holdings (3)	$114,414
51,097		China Merchants Holdings International (3)	120,815
20,400		China Mobile (3)	178,984
440		GOME Electrical Appliances (3)	86
6,420		Melco Crown Entertainment Sponsored ADR (1)(2)	26,322
185,119		Shun Tak (3)	37,569

			478,190
		Finland—0.7%
2,734		Fortum Oyj (3)	66,956
7,658		Nokia Oyj (3)	116,212
9,544		Orion Oyj-Class B (3)	139,735
15,460		Stora Enso Series R (3)	144,251

			467,154
		Spain—0.7%
21,240		Banco Santander (3)	228,571
23,270		EDP Renovaveis (2)(3)	120,928
13,670		Iberdrola SA (3)	98,402

			447,901
		Russia—0.4%
13,625		AvtoVAZ Sponsored GDR (2)	18,563
8,084		Federal Grid Co Unified Energy System Sponsored GDR (2)(4)(5)	11,722
9,170		Gazprom OAO Sponsored ADR	182,208
1,672		Inter Rao Ues OAO Sponsored GDR (2)(4)(5)	4,180
556		Kuzbassenergo OJSC Sponsored GDR (2)(4)(5)	1,043
2,684		Mosenergo OAO Sponsored GDR (2)(4)(5)	4,223
7,696		OGK1 Sponsored GDR (2)(4)(5)	4,040
2,000		OGK2 Sponsored GDR (2)(4)(5)	1,900
3,288		OGK3 Sponsored GDR (2)(4)(5)	2,105
2,332		OGK6 Sponsored GDR (2)(4)(5)	2,108
400,000		RAO Energy System of East BRD (2)	440
12,234		Sistema-Hals Sponsored GDR (2)(4)	3,670
3,056		TGK1 Sponsored GDR (2)(4)(5)	1,691
516		TGK2 Sponsored GDR (2)(4)(5)	1,123
1,268		TGK4 Sponsored GDR (2)(4)(5)	2,479
1,344		TGK9 Sponsored GDR (2)(4)(5)	1,388
128		TGK14 Sponsored GDR (2)(4)(5)	269
1,336		Volga Territorial Generation Sponsored GDR (2)(4)(5)	1,282

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Russia—Continued

1,376		Yenisei Territorial Generating Sponsored GDR (2)(4)(5)	$1,008

			245,442
		Ireland—0.4%
8,710		CRH PLC (3)	191,057
19,622		Dragon Oil (2)(3)	50,919

			241,976
		China—0.3%
326,952		Beijing Capital International Airport-Class H (3)	187,610
		Denmark—0.3%
3,241		Novo Nordisk-Class B (3)	172,591
		Belgium—0.3%
4,170		Belgacom SA (3)	141,951
1,030		KBC Ancora (3)	30,395

			172,346
		Sweden—0.3%
2,624		Getinge AB-Class B (3)	36,693
16,790		Svenska Cellulosa-Class B (3)	124,219

			160,912
		Mexico—0.2%
4,390		America Movil-Class L Sponsored ADR	135,827
		Taiwan—0.2%
16,040		Taiwan Semiconductor Manufacturing Sponsored ADR	132,490
		India—0.1%
2,044		State Bank of India Sponsored GDR (3)	94,430
		Austria—0.1%
2,950		OMV AG (3)	94,352
		Romania—0.1%
27,161		BRD-Groupe Societe Generale	69,851
316,430		SNP Petrom	17,485

			87,336
		New Zealand—0.1%
72,540		Auckland International Airport (3)	76,878

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Ukraine—0.1%
532,480		Ukrsotsbank JSCB (2)	$20,868
1,010,469		UkrTelecom	52,913

			73,781
		Lebanon—0.1%
2,371		SOLIDERE-Class A	54,248
		Cyprus—0.0%
3,530		Bank of Cyprus Public (3)	18,471
		Greece—0.0%
4,400		Alapis Holding Industrial and Commercial (3)	6,307

		TOTAL COMMON STOCKS (Cost $71,914,032)	57,295,214

INVESTMENT FUNDS—1.8%
		Multinational—0.9%
23,360		iShares MSCI Emerging Markets Index Fund	595,446
		Japan—0.5%
36,250		iShares MSCI Japan Index Fund	325,888
		United States—0.3%
5,340		SPDR KBW Regional Banking ETF (1)	175,686
		Brazil—0.1%
1,690		iShares MSCI Brazil Index Fund	64,152

		TOTAL INVESTMENT FUNDS (Cost $1,123,769)	1,161,172

EQUITY LINKED NOTES—0.1%
		India—0.1%
3,176		State Bank of India, Issued by CLSA, Expires 05/13/2010 (4)	72,697
		Russia—0.0%
4		Unified Energy System, Issued by Deutsche Bank AG London-Corporate Action, Expires 12/31/2009 (4)(5)	0
4		Unified Energy System, Issued by Deutsche Bank AG London-OGK4, Expires 12/31/2009 (4)(5)	6,033
4		Unified Energy System, Issued by Deutsche Bank AG London-TGK11, Expires 12/31/2009 (4)(5)	693

			6,726

		TOTAL EQUITY LINKED NOTES (Cost $169,724)	79,423

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
PREFERRED STOCKS—0.1%
		Russia—0.1%
168		Silvinit (5)	$32,760
		Philippines—0.0%
56,604		Ayala Land (2)(5)	116

		TOTAL PREFERRED STOCKS (Cost $70,849)	32,876

Contracts
OPTIONS—0.0%
		France—0.0%
880		LVMH Call, Expires 11/21/2008, Strike 74	22
		United States—0.0%
360		PPR Call, Expires 11/21/2008, Strike 70	5

		TOTAL OPTIONS (Cost $1,384)	27

Share
Amount
RIGHTS—0.0%
		Italy—0.0%
24		Credito Emiliano (Cost $0) (2)	—

Currency
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—24.2%
United States—24.2%
15,375,404	USD	State Street Navigator Securities Lending Prime Portfolio (Cost $15,375,404)	15,375,404

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global Equity Fund Inc.

Face			Market
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—8.9%
		United States—8.9%
5,623,444	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008 with maturity value of $5,623,585 and an effective yield of 0.30%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.079%, a maturity of 08/01/2033 and an aggregate market value of $5,736,476. (Cost $5,623,444)	$5,623,444

		TOTAL INVESTMENTS—125.2% (Cost $94,278,606)	79,567,560
		OTHER ASSETS AND LIABILITIES (Net)—(25.2)%	(16,003,803)

		TOTAL NET ASSETS—100.0%	$63,563,757

Notes to the Portfolio of Investments:

ADR	American Depositary Receipt

ETF	Exchange-Traded Funds
GDR	Global Depositary Receipt
(1)	All or portion of this security was on loan to brokers at October 31, 2008.
(2)	Non-income producing security.
(3)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the board of Trustees.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(5)	Illiquid security

Aggregate cost for federal income tax purposes was $96,827,471.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS October 31, 2008

Artio Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/07/08	AUD	471,195	310,652	309,565	$1,087
11/28/08	AUD	908,847	597,932	566,894	31,038
01/29/09	AUD	640,930	419,725	393,326	26,399
11/07/08	BRL	984,918	461,879	465,969	(4,090)
11/03/08	CAD	346,933	285,342	287,149	(1,807)
11/06/08	CAD	2,232,690	1,836,176	1,797,874	38,302
12/22/08	CAD	836,875	688,378	811,264	(122,886)
11/03/08	CHF	175,183	149,979	154,089	(4,110)
11/18/08	CHF	382,765	327,772	353,169	(25,397)
12/09/08	CZK	24,970,614	1,311,520	1,318,609	(7,089)
10/27/09	CZK	6,549,959	341,517	354,435	(12,918)
10/31/08	EUR	1,310	1,662	1,347	315
12/08/08	EUR	5,730,855	7,256,752	8,319,923	(1,063,171)
12/22/08	EUR	1,755,400	2,222,515	2,247,296	(24,781)
11/07/08	GBP	355,099	573,492	574,941	(1,449)
12/18/08	GBP	324,000	522,029	599,747	(77,718)
01/15/09	GBP	349,911	563,131	553,563	9,568
11/20/08	INR	10,652,333	214,290	212,038	2,252
11/28/08	INR	1,702,346	34,174	38,178	(4,004)
11/07/08	JPY	45,052,647	458,203	465,969	(7,766)
12/19/08	JPY	84,498,247	861,106	811,816	49,290
12/26/08	JPY	223,832,666	2,282,015	2,179,918	102,097
11/04/08	KRW	46,142,331	35,769	45,532	(9,763)
11/25/08	KRW	124,615,385	96,968	118,343	(21,375)
12/03/08	KRW	367,116,572	286,028	277,639	8,389
12/04/08	KRW	76,418,644	59,546	68,353	(8,807)
11/21/08	MXN	3,022,968	236,887	282,893	(46,006)
12/09/08	PLN	3,618,950	1,299,556	1,241,829	57,727
12/03/08	RUB	33,203,657	1,179,120	1,270,705	(91,585)
11/07/08	TWD	5,874,683	178,285	192,172	(13,887)
11/18/08	TWD	4,461,116	135,590	143,548	(7,958)
11/21/08	TWD	2,114,698	64,300	67,749	(3,449)
12/08/08	TWD	3,284,482	100,014	103,416	(3,402)

Net unrealized depreciation on forward foreign exchange contracts to buy					$(1,236,954)

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)
October 31, 2008

Artio Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

12/22/08	CAD	836,875	688,378	789,586	$101,208
11/04/08	CHF	312,042	267,148	268,747	1,599
12/09/08	CZK	24,970,614	1,311,520	1,426,017	114,497
01/14/09	CZK	2,964,654	155,506	161,193	5,687
01/21/09	CZK	397,449	20,841	21,155	314
04/20/09	CZK	460,308	24,072	24,597	525
07/14/09	CZK	295,788	15,446	16,119	673
10/14/09	CZK	296,917	15,484	16,119	635
10/22/09	CZK	218,234	11,380	11,579	199
10/27/09	CZK	6,549,959	341,517	329,672	(11,845)
11/03/08	DKK	236,334	40,242	41,143	901
11/04/08	DKK	447,858	76,260	76,287	27
11/04/08	EUR	780,022	989,107	989,302	195
12/08/08	EUR	5,730,855	7,256,752	8,187,000	930,248
12/22/08	EUR	1,755,400	2,222,514	2,247,088	24,574
11/03/08	GBP	25,787	41,665	42,280	615
12/18/08	GBP	324,000	522,029	577,028	54,999
11/20/08	INR	11,298,689	227,292	226,309	(983)
11/28/08	INR	1,702,346	34,174	37,230	3,056
11/04/08	JPY	5,914,436	60,137	60,143	6
12/19/08	JPY	84,498,246	861,106	850,285	(10,821)
12/26/08	JPY	223,832,666	2,282,015	2,384,655	102,640
11/04/08	KRW	46,142,331	35,769	40,538	4,769
11/25/08	KRW	124,615,385	96,968	109,456	12,488
12/04/08	KRW	76,418,644	59,546	67,116	7,570
11/21/08	MXN	3,022,968	236,887	292,852	55,965
12/09/08	PLN	3,717,153	1,334,820	1,524,394	189,574
10/30/09	PLN	1,685,878	600,907	560,744	(40,163)
12/03/08	RUB	33,203,657	1,179,120	1,289,862	110,742
11/07/08	TWD	5,874,683	178,285	184,119	5,834
11/18/08	TWD	4,461,116	135,590	139,807	4,217
11/21/08	TWD	2,114,698	64,300	66,446	2,146
12/08/08	TWD	3,284,482	100,014	102,939	2,925

Net unrealized appreciation on forward foreign exchange contracts to sell					$1,675,016

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)
October 31, 2008

Artio Global Equity Fund Inc.

Glossary of Currencies

AED	— United Arab Emirates Dirham

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound Sterling
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— New Russian Ruble
SAR	— Saudi Riyal
TWD	— New Taiwan Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited) October 31, 2008

Artio Global Equity Fund Inc.

At October 31, 2008, sector diversification of the Fund’s investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Financials	16.2%	$10,366,450
Healthcare	15.7	9,983,017
Consumer Staples	12.1	7,710,081
Industrials	9.7	6,162,244
Energy	9.2	5,855,155
Information Technology	8.0	5,075,197
Consumer Discretionary	6.3	4,000,399
Telecommunications	5.6	3,549,152
Materials	5.3	3,341,266
Utilities	4.0	2,525,751
Short-Term Investments	33.1	20,998,848

Total Investments	125.2	79,567,560
Other Assets and Liabilities (Net)	(25.2)	(16,003,803)*

Net Assets	100.0%	$63,563,757

*	Other Assets and Liabilities (Net) include the margin requirements for $1,659,688 in net notional market value of futures, which is 2.61% of net assets and $985,647 in net notional market value value for swaps, which is 1.55% of net assets.

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—75.2%
		France—14.0%
195,707		Accor SA (1)(2)	$7,586,297
497,143		Aeroports de Paris (1)(2)	29,392,855
334,134		Air Liquide (1)	28,652,479
354,688		Alstom SA (1)(2)	17,539,051
963,168		ArcelorMittal (1)	24,868,458
2,107,451		Axa SA (1)	40,404,184
1,099,763		BNP Paribas (1)	79,426,537
722,977		Bouygues SA (1)(2)	30,643,544
971,482		Carrefour SA (1)(2)	40,843,605
270,484		Casino Guichard-Perrachon (1)(2)	18,831,329
825,536		Compagnie de Saint-Gobain (1)(2)	31,714,070
1,309,738		Credit Agricole (1)	18,998,490
816,895		Electricite de France (1)(2)	48,698,339
111,463		Eurazeo (1)(2)	6,664,537
5,824,401		France Telecom (1)(2)	146,227,124
3,348,985		GDF Suez (1)(2)	148,362,623
1,088,108		Groupe Danone (1)(2)	60,035,292
164,514		Lafarge SA (1)(2)	10,785,506
389,326		L’Oreal SA (1)	29,281,229
1,372,606		LVMH (1)(2)	91,113,326
64,040		PPR (1)(2)	4,057,726
279,674		Remy Cointreau (1)	11,543,207
255,547		Renault SA (1)	7,806,880
3,365,740		Sanofi-Aventis (1)(2)	210,767,532
317,020		Schneider Electric (1)	18,972,765
718,355		Societe Generale (1)	39,241,903
660,138		Suez Environnement (1)(3)	12,627,333
5,894,188		Total SA (1)(2)	322,086,149
1,287,014		Vinci SA (1)	46,064,959
2,662,490		Vivendi (1)	69,284,782

			1,652,522,111
		Germany—10.0%
123,006		Adidas AG (1)(2)	4,281,819
579,641		Allianz SE-Registered (1)	43,187,419
1,913,841		BASF SE (1)	63,984,483
2,122,203		Bayer AG (1)(2)	115,880,448
90,063		Continental AG (1)(3)	6,405,177
1,386,693		Curanum AG (1)(2)	6,227,003
1,142,569		Daimler AG-Registered (1)	39,250,976

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Germany—Continued

680,243		Deutsche Bank-Registered (1)	$25,708,942
232,058		Deutsche Beteiligungs (1)	3,066,672
249,873		Deutsche Boerse (1)	19,850,462
605,726		Deutsche Post-Registered (1)	6,704,735
9,270,643		Deutsche Telekom-Registered (1)(2)	137,285,436
4,972,863		E.ON AG (1)	188,829,964
3,362,881		Fraport AG (1)(2)	109,156,514
797,332		Fresenius Medical Care (1)(2)	35,597,905
791,152		Fresenius SE (1)	46,228,134
436,583		Henkel KGaA (1)	10,733,716
723,632		Marseille-Kliniken AG (1)(4)	5,424,376
145,299		Merck KGaA (1)(2)	12,799,231
264,486		Muenchener Rueckversicherungs-Gesellschaft-Registered (1)	34,425,738
1,081,657		Rhoen-Klinikum AG (1)	22,946,229
1,018,262		RWE AG (1)	84,225,556
1,440,430		SAP AG (1)(2)	50,952,226
1,710,324		Siemens AG-Registered (1)	101,805,593

			1,174,958,754
		United Kingdom—6.4%
11,111,491		BP PLC (1)	92,191,580
973,845		British American Tobacco (1)(2)	26,850,668
2,709,914		Cadbury PLC (1)	25,001,399
1,142,418		Ceres Power (1)(2)(3)	1,257,454
3,661,291		Diageo PLC (1)	56,303,965
7,447,176		GlaxoSmithKline PLC (1)	144,122,676
4,735,318		Highland Gold Mining (1)(3)	2,706,969
2,105,737		Imperial Tobacco (1)	56,850,673
2,800,709		National Grid (1)	31,927,371
660,020		Peter Hambro Mining (1)(2)	2,164,609
283,167		Reckitt Benckiser (1)	11,949,199
2,605,580		Rolls-Royce Group (1)(3)	13,875,307
149,039,176		Rolls-Royce Group-C Share Entitlement (3)	240,810
599,114		Scottish & Southern Energy (1)	11,790,752
3,947,185		Smith & Nephew (1)	36,315,699
12,281,926		Tesco PLC (1)	67,402,295
63,189,318		Vodafone Group (1)	122,197,005
9,559,015		WM Morrison Supermarkets (1)	41,003,891

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		United Kingdom—Continued

1,314,970		WPP PLC (1)	$7,975,941

			752,128,263
		Switzerland—6.0%
936,648		ABB Ltd-Registered (1)(3)	12,296,107
292,446		BKW FMB Energie (1)	26,304,532
1,012,710		Compagnie Financiere Richemont (1)	21,378,673
567,614		Dufry Group- Registered (1)	11,549,149
136,505		Flughafen Zuerich-Registered (1)	36,030,810
821,835		Holcim Ltd-Registered (1)	46,519,095
4,891,957		Nestle SA-Registered (1)	189,322,694
242,530		Nobel Biocare-Registered (1)(2)	4,143,840
3,527,902		Novartis AG-Registered (1)	177,195,933
954,408		Roche Holding (1)	145,042,874
164,483		Swatch Group (1)	25,542,446
73,303		Synthes Inc (1)(3)	9,396,901

			704,723,054
		Japan—4.9%
313,527		Aisin Seiki (1)	5,457,799
863,073		Canon Inc (1)	29,747,977
2,501		Central Japan Railway (1)	20,495,274
199,300		Daikin Industries (1)(2)	4,486,481
795,458		Daiwa Securities (1)	4,425,443
464,706		Denso Corp (1)	9,191,843
4,135		East Japan Railway (1)	29,431,421
282,500		Eisai Co (1)(2)	9,301,587
152,700		Fanuc Ltd (1)(2)	10,380,856
4,086		Fuji Media (1)	4,906,601
1,905,452		Honda Motor (1)	47,400,315
1,259,297		ITOCHU Corp (1)	6,810,972
256,000		Japan Airport Terminal (1)(2)	3,122,131
6,228		Japan Tobacco (1)	22,150,569
3,345		KDDI Corp (1)	20,016,762
1,224,148		Koito Manufacturing (1)	9,726,867
620,700		Komatsu Ltd (1)	6,750,783
581,269		Kubota Corp (1)(2)	2,991,779
100,900		Kyocera Corp (1)	5,903,977
515,697		Mitsubishi Corp (1)	8,573,450
1,582,000		Mitsubishi Electric (1)	9,765,948

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Japan—Continued

641,000		Mitsui & Co (1)	$6,171,837
307,022		Mitsui Fudosan (1)	5,294,434
121,500		Nichi-iko Pharmaceutical (1)(2)	2,548,943
89,616		Nidec Corp (1)(2)	4,618,761
118,426		Nintendo Co (1)	37,411,985
1,729		Nippon Telegraph & Telephone (1)	7,107,805
400,226		Nissan Motor (1)	2,096,846
697,049		Nomura Holdings (1)	6,491,724
15,923		NTT DoCoMo (1)	25,303,852
119,279		Olympus Corp (1)(2)	2,282,319
1,469,132		Panasonic Corp (1)	22,881,346
380,000		Ricoh Co (1)	4,048,625
64,700		Sawai Pharmaceutical (1)(2)	2,502,978
169,841		Seven & I (1)(2)	4,764,536
479,000		Sharp Corp (1)	3,387,070
214,600		Shin-Etsu Chemical (1)	11,248,853
375,408		Sony Corp (1)	8,602,696
709,900		Suzuki Motor (1)(2)	10,299,641
318,800		Takeda Pharmaceutical (1)	16,092,901
59,150		Towa Pharmaceutical (1)(2)	1,769,408
2,947,989		Toyota Motor (1)	116,403,969
111,070		Yamada Denki (1)	6,028,640

			578,398,004
		Netherlands—4.6%
1,771,747		AEGON NV (1)	7,221,745
786,410		Heineken NV (1)(2)	26,401,677
2,664,621		ING Groep (1)	24,510,937
7,327,894		KKR Private Equity Investors (Unit) (1)(3)	36,443,632
4,630,518		Koninklijke (Royal) KPN (1)	64,822,831
1,340,688		Koninklijke Philips Electronics (1)	24,626,114
3,006,557		Plaza Centers (1)	2,317,001
427,857		Reed Elsevier (1)	5,695,885
8,910,888		Royal Dutch Shell	244,294,277
396,883		TNT NV (1)	8,266,881
4,020,400		Unilever NV (1)(2)	96,428,867

			541,029,847

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Poland—3.8%
3,894,146		Agora SA (1)(4)	$27,424,473
185,249		Bank BPH (1)(3)	3,026,226
1,095,081		Bank Handlowy w Warszawie (1)	17,747,878
915,420		Bank Millennium (1)	1,293,099
2,704,428		Bank Pekao (1)	122,557,156
673,691		Bank Zachodni WBK (1)	29,545,786
9,762		BRE Bank (1)(3)	651,294
178,149		Budimex SA (1)(3)	4,032,095
660,666		Dom Development (1)	3,633,391
598,388		Grupa Kety (1)(4)	10,808,271
46,122		ING Bank Slaski (1)	6,627,502
230,484		Inter Cars (1)	2,583,579
63,350		Inter Groclin Auto (1)(3)	98,670
12,269,788		PKO Bank Polski (1)	137,882,462
275,833		Polish Energy Partners (1)(3)	2,164,576
1,071,000		Polska Grupa Farmaceutyczna (1)(3)	9,448,092
5,171,593		Polski Koncern Miesny Duda (1)(3)(4)	3,979,729
4,198,464		Polskie Gornictwo Naftowe I Gazownictwo (1)	5,008,196
320,892		Sniezka SA (1)	2,611,165
734,648		Stalexport Autostrady (1)(3)	351,432
795,776		Stomil Sanok (1)	2,097,976
7,747,460		Telekomunikacja Polska (1)	58,213,113

			451,786,161
		Spain—3.3%
4,562,521		Banco Bilbao Vizcaya Argentaria (1)	52,702,379
8,014,266		Banco Santander (1)	86,244,375
924,933		EDP Renovaveis (1)(3)	4,806,631
1,412,443		Grupo Empresarial Ence (1)(2)	6,490,842
1,662,907		Iberdrola Renovables (1)(3)	5,036,606
5,923,384		Iberdrola SA (1)	42,638,890
252,810		Inditex SA (1)(2)	8,497,187
1,013,741		Repsol YPF (1)	19,232,227
8,761,511		Telefonica SA (1)(2)	161,236,902

			386,886,039
		Italy—3.2%
1,524,071		Assicurazioni Generali (1)	38,221,731
2,275,682		Buzzi Unicem (1)	27,523,228
2,930,962		Credito Emiliano (1)	18,716,190

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Italy—Continued

7,914,951		Enel SpA (1)	$52,858,994
5,247,951		Eni SpA (1)	124,412,904
676,521		Geox SpA (1)(2)	4,953,687
11,467,067		Intesa Sanpaolo (1)	41,757,141
1,008,982		Italcementi SpA (1)(2)	11,679,988
26,265		Piccolo Credito Valtellinese	197,101
514,748		SAVE SpA (1)(2)	2,998,237
13,107,230		Telecom Italia (1)	15,011,290
17,100,309		UniCredit SpA (1)	41,587,553

			379,918,044
		Hungary—2.8%
124,149		Egis Gyogyszergyar (1)	6,177,186
25,801,027		Magyar Telekom Telecommunications (1)	82,559,083
13,774,898		OTP Bank (1)(3)	231,675,733
97,385		Richter Gedeon (1)	13,486,795

			333,898,797
		Czech Republic—2.7%
2,099,453		Komercni Banka (4)	311,654,472
		Finland—1.9%
1,103,086		Atria PLC (1)	16,651,518
769,780		Fortum Oyj (1)	18,851,905
1,895,587		HKScan Oyj (1)	9,666,750
7,676,851		Nokia Oyj (1)(2)	116,498,267
789,282		Olvi Oyj-Class A (1)	16,225,924
340,800		Oriola-KD Oyj-Class A (1)	650,731
2,522,169		Oriola-KD Oyj-Class B (1)	4,886,681
490,081		Orion Oyj-Class B (1)	7,175,342
622,811		Pohjola Bank (1)	8,342,739
2,943,139		Stora Enso Oyj Series R (1)(2)	27,461,241

			226,411,098
		Australia—1.4%
2,656,381		BHP Billiton (1)	47,038,691
29,757,823		Macquarie Airports (1)	42,265,809
764,145		Newcrest Mining (1)	10,549,942
771,033		Rio Tinto (1)	36,100,397

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Australia—Continued

547,520		Rio Tinto (1)(2)	$28,125,873

			164,080,712
		Russia—1.1%
437,925		Alfa Cement (3)(4)(5)	37,223,625
3,160,642		AvtoVAZ Sponsored GDR (3)	4,306,157
16,054,502		Central Telecommunication	3,210,900
53,536,950		Chelindbank OJSC (3)(5)	8,432,070
766,444		Dalsvyaz OAO (3)(5)	502,021
1,723,913		Federal Grid Co Unified Energy System Sponsored GDR (3)(5)(6)	2,499,674
2,945,409		Hydro OGK OJSC Sponsored GDR (3)(5)(6)	5,419,553
1,386,172,682		IDGC of Centre and Volga (3)(5)	4,990,222
654,446,547		IDGC of North-West (3)(5)	818,058
166,480,998		IDGC of South (3)(5)	416,203
356,554		Inter Rao Ues OAO Sponsored GDR (3)(5)(6)	891,385
547,651		Kuban Energy Retail (3)(5)	409,133
547,651		Kuban Trunk Grid (3)(5)	88,719
547,651		Kubanenergo OAO (3)(5)	3,451,464
118,567		Kuzbassenergo OJSC Sponsored GDR (3)(5)(6)	222,313
36,346,859		Moscow Integrated Electricity Distribution (3)	845,064
572,363		Mosenergo OAO Sponsored GDR (3)(5)(6)	900,587
397,891,076		MRSK Urala (3)(5)	1,392,619
1,369,875		North-West Telecom Sponsored ADR (5)	3,356,194
1,641,172		OGK1 OAO Sponsored GDR (3)(5)(6)	861,615
426,500		OGK2 OAO Sponsored GDR (3)(5)(6)	405,175
701,166		OGK3 Sponsored GDR (3)(5)(6)	448,803
497,299		OGK6 Sponsored GDR (3)(5)(6)	449,489
5,977		Open Investments (3)(5)	268,965
85,300,000		RAO Energy System of East BRD (3)	93,830
78,061		RTS Stock Exchange-BRD (3)(5)	16,392,810
189,019,661		RusHydro (3)	3,477,962
117,203		Sibirskiy Cement (5)	6,446,165
227,244		Sibirtelecom Sponsored ADR	740,815
20,946		Sistema-Hals (3)(5)	125,676
1,920,014		Sistema-Hals Sponsored GDR (3)(5)	576,004
787,702		Southern Telecommunication Sponsored ADR	1,575,404
651,692		TGK1 Sponsored GDR (3)(5)(6)	360,636
110,037		TGK2 Sponsored GDR (3)(5)(6)	239,511
270,401		TGK4 Sponsored GDR (3)(5)(6)	528,712

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Russia—Continued

286,608		TGK9 Sponsored GDR (3)(5)(6)	$296,061
27,296		TGK14 Sponsored GDR (3)(5)(6)	57,400
579,701		Veropharm (3)(4)(5)	11,594,020
284,902		Volga Territorial Generation Sponsored GDR (3)(5)(6)	273,278
169,605		VolgaTelecom Sponsored ADR	244,231
900,473		VolgaTelecom	648,341
293,432		Yenisei Territorial Generating Sponsored GDR (3)(5)(6)	214,884

			125,695,748
		Ukraine—0.9%
214,485		Anthousa Ltd Sponsored GDR (3)(5)(6)	2,906,272
8,916,599		Bank Forum (3)(4)(5)	6,777,820
76,611,005		Bohdan Automobile Plant (3)	2,594,680
178,305		Centrenergo Sponsored ADR	1,596,312
2,343,250		Centrenergo	2,097,842
1,237,519		Chernivtsioblenergo (3)(5)	940,682
5,006,914		Davento Sponsored GDR Registered (3)(5)	7,174,394
20,500		Dniproenergo (3)	1,558,277
13,337,906		Dragon-Ukrainian Properties & Development (3)(4)	8,325,254
7,562,990		Harkivoblenergo (3)(5)	2,772,245
10,700		Ivano Frankivskcement (3)(5)	506,217
902,412		Khmelnitskoblenerg JSC (3)(5)	853,633
2,750,000		Kirovogradoblenergo (3)(5)	2,601,351
240,262		Korukivskas Technical Papers Factory (3)(5)	953,743
3,228,131		Krymenergo (3)	872,468
115,161		Kyivmedpreparat (3)(5)	2,032,825
189,156		Lvivoblenergo (3)(5)	111,033
267,596		Odessaoblenergo (3)(5)	90,404
1,251,637		Oranta (3)(4)(5)	6,025,617
488,244		Poltavaoblenergo (3)(5)	329,895
93,280,824		Raiffeisen Bank Aval (2)(3)	3,797,412
65,228		Retail Group (3)(5)	9,782,547
21,017		Rodovid Bank (3)(5)	4,082,694
8,375,303		Slavutich Brewery (3)(5)	2,016,015
641,180		Ternopiloblenergo (3)(5)	541,537
2,636,403		Tsukrovyy soyz Ukrros (3)(5)	3,295,504
1,153,346,022		Ukrinbank (3)(4)(5)	4,383,494
10,281		Ukrnafta Sponsored ADR (3)	964,725
84,835,914		Ukrsotsbank JSCB (3)	3,324,651
116,751,392		UkrTelecom	6,113,671

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Ukraine—Continued

573,260		UkrTelecom Sponsored GDR (3)	$1,286,653
65,728		Vinnitsaoblenergo (3)(5)	2,470,351
4,114,636		Volynoblenergo (3)(5)	451,776
4,799,516		Zakarpattyaoblenergo (3)(5)	2,797,015
15,000		Zakhidenergo (3)	687,266
595,792		Zakhidenergo Sponsored GDR Registered (3)	6,824,460
400,000		Zhytomyroblenergo (3)(5)	354,730

			104,295,465
		Bulgaria—0.8%
301,290		Bulgarian American Credit Bank	3,577,128
11,652,801		Bulgarian Telecommunication (5)	54,054,904
1,609,434		Central Cooperative Bank (3)	1,367,865
10,539,457		Chimimport AD (3)(4)(5)	18,872,353
133,554		Devin AD (3)	181,960
354,861		DZI Insurance (3)(4)(5)	6,992,006
128,320		Kaolin AD (3)	333,007
1,224,550		LEV INS (3)(5)	4,893,910
826,010		Sopharma AD	1,178,981
1,425,011		Sparki Eltos Lovetch (3)(4)(5)	3,235,825

			94,687,939
		Austria—0.7%
113,934		CA Immo International	418,975
806,641		Flughafen Wien (1)	32,897,713
1,189,573		OMV AG (1)	38,047,099
722,878		Telekom Austria (1)	8,926,826

			80,290,613
		Denmark—0.6%
100,454		ALK-Abello A/S (1)(2)	8,019,024
973,084		Novo Nordisk-Class B (1)	51,819,188
388,660		Royal UNIBREW (1)(4)	13,288,118
726,577		TK Development (1)(3)	3,135,540

			76,261,870
		Hong Kong—0.6%
14,030,758		China Merchants Holdings International (1)(2)	33,174,628
30,866,602		Clear Media (1)(3)(4)	5,914,606
35,525,449		Emperor Entertainment Hotel (1)	1,432,248
5,864,208		Galaxy Entertainment (1)(2)(3)	427,471

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Hong Kong—Continued

68,601,472		GOME Electrical Appliances (1)	$13,401,692
7,648		Melco Crown Entertainment Sponsored ADR (2)(3)	31,357
40,387,145		Melco International Development (1)(2)	7,165,311
60,941,612		Shun Tak (1)(2)	12,367,826

			73,915,139
		Canada—0.6%
1,057,347		Barrick Gold	23,967,170
3,030,263		Eldorado Gold (2)(3)	12,411,654
3,073,655		Ivanhoe Mines (2)(3)	7,963,164
262,264		Research In Motion (3)	13,225,974
1,330,638		Talisman Energy	13,034,419

			70,602,381
		Ireland—0.5%
2,036,087		CRH PLC (1)	44,662,298
7,480,654		Dragon Oil (1)(3)	19,412,427

			64,074,725
		Romania—0.5%
931,600		Antibiotice	139,216
25,258,098		ARDAF-Societatea de Asigurare Reasigurare (3)	614,456
834,977		Banca Transilvania (3)(5)	760,270
50,862,397		Biofarm Bucuresti (3)	1,343,392
4,887,970		BRD-Groupe Societe Generale	12,570,497
13,132,205		Cemacon SA (3)(4)	912,767
8,216,800		Compa Sibiu (3)	428,338
62,648,800		Compania Hoteliera Intercontinental Romania (3)(4)	1,632,925
5,919,304		Concefa SA (3)	329,142
9,767,700		Condmag SA (3)(4)	740,016
64,825,100		Dafora SA (3)(4)	1,027,307
1,757,679		Farmaceutica Remedia (3)	58,030
169,124,951		Impact Developer & Contractor (3)(4)	1,228,418
612,218,800		Rompetrol Rafinare (3)	4,851,027
113,050		Santierul Naval Braila (3)(5)	26,323
139,400		Simcor Oradea (3)	828,421
560,252,057		SNP Petrom	30,957,993
13,131,100		Socep Constanta (3)	1,414,670
3,593,800		Spicul Buzau (3)	299,749

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Romania—Continued

16,076,018		Zentiva SA (3)	$1,899,545

			62,062,502
		Sweden—0.5%
969,958		East Capital Explorer (1)(3)	5,855,090
785,886		Getinge AB-Class B (1)(2)	10,989,471
430,493		Hennes & Mauritz-Class B (1)(2)	15,476,645
2,273,045		Svenska Cellulosa-Class B (1)	16,816,928
2,106,927		TeliaSonera AB (1)	9,246,860

			58,384,994
		Venezuela—0.5%
38,451		Banco Provincial (5)	236,368
156		Banco Venezolano de Credito (5)	152,564
15,843,815		Cemex Venezuela SACA-I (5)	5,238,722
2,795,674		Mercantil Servicios Financieros-Class B (5)	26,286,340
2,847,910		Siderurgica Venezolana Sivensa SACA (4)(5)	24,536,085

			56,450,079
		China—0.5%
76,121,574		Beijing Capital International Airport-Class H (1)(2)	43,679,706
8,724,558		Lianhua Supermarket-Class H (1)	10,215,641
2,536,536		Shenzhen Chiwan Wharf-Class B (1)	2,122,105

			56,017,452
		Serbia—0.4%
14,050		Agrobanka ad (3)(5)	1,369,169
409,974		AIK Banka (4)	15,184,906
144,930		Energoprojekt Holding (3)	1,741,508
83,273		Imlek ad (3)	1,561,525
41,955		Komercijalna Banka (3)(5)	16,618,359
6,826		Metals Banka (5)	796,264
93,819		Privredna Banka (3)	916,234
130,820		Tigar ad Pirot (4)(5)	1,471,872
78,160		Toza Markovic ad Kikinda (3)(4)(5)	3,218,560
16,503		Univerzal Banka ad (3)(5)	2,806,451

			45,684,848
		Cyprus—0.3%
3,650,935		Bank of Cyprus Public (1)	19,103,622
2,606,414		Hellenic Bank	4,560,990

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Cyprus—Continued

2,864,931		Marfin Popular Bank Public (1)	$9,760,286

			33,424,898
		Lebanon—0.3%
752,109		SOLIDERE Sponsored GDR (6)	17,095,438
631,022		SOLIDERE-Class A	14,437,783

			31,533,221
		New Zealand—0.2%
24,491,996		Auckland International Airport (1)(2)	25,956,510
		India—0.2%
495,597		State Bank of India Sponsored GDR (1)(2)	22,895,902
		Greece—0.2%
4,346,476		Alapis Holding Industrial and Commercial (1)	6,230,622
672,682		Hellenic Telecommunications Organization (1)	9,600,630
1,161,680		Sprider Stores (1)	1,889,373

			17,720,625
		Georgia—0.1%
1,959,762		Bank of Georgia-Registered Shares Sponsored GDR (1)(3)(4)	13,620,346
230,908		Bank of Georgia-Registered Shares GDR (1)(3)(4)	1,619,364

			15,239,710
		Norway—0.1%
2,465,150		Austevoll Seafood (1)	4,420,344
2,751,327		Copeinca ASA (1)(3)	4,512,779
731,971		Norske Skogindustrier (1)(2)(3)	2,520,041
752,330		RomReal Ltd (1)(3)	261,100

			11,714,264
		Zambia—0.1%
9,363,990		Zambeef Products (4)	11,312,182
		Mexico—0.1%
2,084,100		Grupo Cementos de Chihuahua	5,588,621
1,383,825		Grupo Financiero Banorte (2)	2,708,587

			8,297,208
		United States—0.1%
353,356		Dr. Pepper Snapple (2)(3)	8,091,852

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Multinational—0.1%
299,612		Central European Media Enterprises-Class A (2)(3)	$8,002,637
		Portugal—0.1%
2,236,038		Energias de Portugal (1)	7,664,055
		Belgium—0.1%
3,013,343		Fortis (1)	3,560,066
73,482		KBC Ancora (1)	2,168,457

			5,728,523
		Latvia—0.0%
1,424,182		SC Parex Banka (3)(5)	4,708,671
		Slovenia—0.0%
245,273		Nova Kreditna Banka Maribor	4,324,092
		Lithuania—0.0%
1,779,230		Rokiskio Suris	1,633,520
		Israel—0.0%
145,642		Queenco Leisure International Sponsored GDR (6)	1,384,187
		Estonia—0.0%
1,055,178		Olympic Entertainment	1,137,316
		Croatia—0.0%
10,311		FIMA Validus (3)	65,692

		TOTAL COMMON STOCKS (Cost $10,417,816,715)	8,847,654,176

INVESTMENT FUNDS—2.3%
		Multinational—2.0%
9,070,372		iShares MSCI Emerging Markets Index Fund	231,203,782
		Brazil—0.1%
327,106		iShares MSCI Brazil Index Fund	12,416,944
		Australia—0.1%
10,919,015		Australian Infrastructure Fund (1)	11,766,746
		Russia—0.1%
92,634		Renaissance Pre-IPO Fund (3)(5)	4,168,530
97,000		RenFin Ltd-Class A (3)(5)	3,637,500
2,611,296		RenShares Utilites (3)	1,958,472

			9,764,502

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
INVESTMENT FUNDS—Continued

		Sweden—0.0%
1,485,000		NAXS Nordic Access Buyout Fund (1)(3)	$4,664,032
		Romania—0.0%
4,035,500		SIF 1 Banat Crisana Arad	657,752
3,406,316		SIF 2 Moldova Bacau	556,385
9,533,500		SIF 3 Transilvania Brasov	868,052
4,871,855		SIF 4 Muntenia Bucuresti	812,696
4,143,975		SIF 5 Oltenia Craiova	835,290

			3,730,175
		Bulgaria—0.0%
476,674		Equest Investments Balkans (3)	1,675,153

		TOTAL INVESTMENT FUNDS (Cost $315,260,489)	275,221,334

EQUITY LINKED NOTES—0.9%
		India—0.9%
241,064		State Bank of India, Issued by Citigroup, Expires 10/24/2012 (6)	5,517,174
4,380,185		State Bank of India, Issued by CLSA, Expires 05/13/2010 (6)	100,260,753

			105,777,927
		Ukraine—0.0%
1,013		Laona Investment, Issued by Bank Austria Creditanstalt, Expires 11/14/2008 (3)(5)	2,265,920
		Russia—0.0%
853		Unified Energy System, Issued by Deutsche Bank AG London-Corporate Action, Expires 12/31/2009 (3)(5)(6)	0
853		Unified Energy System, Issued by Deutsche Bank AG London-OGK4, Expires 12/31/2009 (3)(5)(6)	1,286,477
853		Unified Energy System, Issued by Deutsche Bank AG London-TGK11, Expires 12/31/2009 (3)(5)(6)	147,757

			1,434,234

		TOTAL EQUITY LINKED NOTES (Cost $122,663,103)	109,478,081

PREFERRED STOCKS—0.2%
		Russia—0.1%
55,613		Silvinit (5)	10,844,535

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
PREFERRED STOCKS—Continued

		Germany—0.1%
89,379		Fresenius SE (1)	$5,690,662
		Philippines—0.0%
11,528,247		Ayala Land (3)(5)	23,565

		TOTAL PREFERRED STOCKS (Cost $16,615,147)	16,558,762

FOREIGN GOVERNMENT COMPENSATION NOTES—0.1%
		Bulgaria—0.1%
12,071,674		Bulgaria Compensation Notes (3)	1,957,971
3,842,865		Bulgaria Housing Compensation Notes (3)(5)	610,830
29,663,486		Bulgaria Registered Compensation Vouchers (3)	5,388,637

			7,957,438

		TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES (Cost $19,710,351)	7,957,438

Face
Amount
CONVERTIBLE BOND—0.0%
		Greece—0.0%
591,950		Nirefs Aquaculture (Cost $784,177)	733,358

Contracts
OPTIONS—0.0%
		France-0.0%
196,270		LVMH Call, Expires 11/21/08, Strike 74	4,978
		United States—0.0%
64,040		PPR Call, Expires 11/21/2008, Strike 70	812

		TOTAL OPTIONS (Cost $299,735)	5,790

Share
Amount
RIGHTS—0.0%
		Italy—0.0%
8,367		Credito Emiliano (Cost $0) (3)	—

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—4.4%
			United States—4.4%
520,820,725	USD		State Street Navigator Securities Lending Prime Portfolio (Cost $520,820,725)	$520,820,725

REPURCHASE AGREEMENT—21.4%
			United States—21.4%
2,514,181,579	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with a maturity value of $2,514,305,402 and an effective yield of 0.59%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 0.380%-7.100%, maturities ranging from 01/02/2009-01/25/2036 and an aggregate market value of $2,574,111,809. (Cost $2,514,181,579)	$2,514,181,579

			TOTAL INVESTMENTS—104.5% (Cost $13,928,152,021)	12,292,611,243
			OTHER ASSETS AND LIABILITIES (Net)—(4.5)%	(529,351,123)

			TOTAL NET ASSETS—100.0%	$11,763,260,120

Notes to the Portfolio of Investments:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
(1)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the board of Trustees.
(2)	All or portion of this security was on loan to brokers at October 31, 2008.
(3)	Non-income producing security.
(4)	Affiliated Security
(5)	Illiquid security
(6)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Aggregate cost for federal income tax purposes was $14,247,421,464.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS October 31, 2008

Artio International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/07/08	AUD	165,284,092	108,969,617	108,588,343	$381,275
11/28/08	AUD	176,334,549	116,010,761	109,988,675	6,022,086
01/29/09	AUD	124,675,192	81,645,803	76,510,672	5,135,132
12/09/08	BGN	188,633,174	121,875,581	121,641,163	234,418
11/07/08	BRL	231,343,617	108,488,937	109,449,599	(960,662)
11/06/08	CAD	679,632,413	558,933,056	549,276,707	9,656,349
12/22/08	CAD	171,200,984	140,822,555	165,961,577	(25,139,022)
12/09/08	CZK	4,825,000,396	253,421,207	256,689,002	(3,267,795)
07/14/09	CZK	189,446,680	9,892,855	10,023,634	(130,779)
10/14/09	CZK	185,362,106	9,666,687	9,797,151	(130,465)
10/26/09	CZK	1,261,973,861	65,800,632	66,258,096	(457,464)
10/27/09	CZK	3,071,643,307	160,156,315	164,731,975	(4,575,660)
11/03/09	CZK	4,364,731,431	227,549,375	228,049,186	(499,811)
10/31/08	EUR	18,181,326	23,054,843	23,355,068	(300,225)
11/03/08	EUR	1,133,342,059	1,437,135,193	1,467,111,295	(29,976,102)
11/07/08	EUR	595,019,920	754,279,160	764,672,000	(10,392,840)
12/08/08	EUR	392,965,144	497,596,051	571,006,690	(73,410,639)
12/18/08	EUR	350,000,000	443,151,338	515,070,500	(71,919,162)
12/22/08	EUR	137,511,705	174,103,755	202,359,474	(28,255,719)
09/28/09	EUR	25,046,531	31,658,905	31,814,104	(155,199)
11/07/08	GBP	333,574,666	538,729,740	541,564,609	(2,834,869)
12/18/08	GBP	255,000,000	410,856,047	451,135,827	(40,279,780)
11/19/08	HUF	8,259,278,483	40,766,399	37,791,254	2,975,145
11/20/08	INR	15,277,732,020	307,337,196	304,906,449	2,430,747
11/28/08	INR	822,202,567	16,505,452	18,439,169	(1,933,718)
11/04/08	JPY	22,031,886,629	224,048,011	205,052,693	18,995,318
11/07/08	JPY	10,582,243,915	107,625,456	109,449,599	(1,824,143)
12/19/08	JPY	16,757,331,910	170,770,879	160,995,834	9,775,044
12/26/08	JPY	71,838,216,423	732,403,840	685,664,366	46,739,475
12/29/08	JPY	22,031,886,629	224,660,414	235,836,937	(11,176,523)
11/04/08	KRW	18,423,327,442	14,281,465	18,179,719	(3,898,255)
11/25/08	KRW	42,992,307,692	33,454,011	40,828,402	(7,374,391)
12/03/08	KRW	135,468,079,967	105,545,836	102,450,358	3,095,477
12/04/08	KRW	30,511,802,936	23,775,122	27,291,416	(3,516,294)
11/21/08	MXN	1,337,605,693	104,817,764	116,981,877	(12,164,113)
11/04/08	PLN	11,071,248	3,987,771	3,917,639	70,132
12/09/08	PLN	1,196,124,847	429,525,444	412,219,964	17,305,480
10/26/09	PLN	41,012,176	14,618,361	14,998,053	(379,693)
11/19/09	PLN	444,247,683	157,811,057	164,348,318	(6,537,260)
12/03/08	RUB	9,017,729,366	320,235,335	327,987,810	(7,752,475)
11/07/08	TWD	1,964,949,516	59,632,470	64,277,053	(4,644,583)
11/18/08	TWD	1,096,470,755	33,325,859	35,281,706	(1,955,847)

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued) October 31, 2008

Artio International Equity Fund

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/21/08	TWD	682,325,417	20,746,942	21,859,946	$(1,113,004)
12/08/08	TWD	1,098,585,508	33,452,495	34,590,224	(1,137,729)
12/18/08	UAH	125,026,008	20,619,990	21,972,936	(1,352,947)

Net unrealized depreciation on forward foreign exchange contracts to buy					$(236,631,090)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/04/08	AUD	19,553,021	12,900,103	12,895,217	$(4,885)
12/09/08	BGN	308,228,954	199,146,216	220,240,766	21,094,550
11/03/08	CAD	1,345,157	1,106,351	1,092,824	(13,527)
12/22/08	CAD	171,200,984	140,822,555	161,518,831	20,696,276
12/09/08	CZK	4,825,000,396	253,421,207	275,549,230	22,128,024
01/14/09	CZK	1,898,802,911	99,598,222	103,240,698	3,642,476
01/21/09	CZK	254,558,413	13,348,114	13,549,350	201,236
04/20/09	CZK	294,818,498	15,417,371	15,753,901	336,530
07/14/09	CZK	189,446,680	9,892,855	10,324,070	431,215
10/14/09	CZK	190,169,365	9,917,387	10,324,070	406,683
10/22/09	CZK	990,331,873	51,639,987	52,545,235	905,249
10/26/09	CZK	1,261,973,861	65,800,632	62,720,288	(3,080,344)
10/27/09	CZK	1,172,838,785	61,152,132	59,026,356	(2,125,777)
11/03/09	CZK	7,687,684,655	400,787,050	409,456,829	8,669,779
10/31/08	EUR	261,661	331,799	337,166	5,367
11/04/08	EUR	123,287,442	156,334,727	156,883,270	548,543
11/07/08	EUR	595,019,920	754,279,160	770,000,403	15,721,244
11/10/08	EUR	980,417,765	1,242,663,368	1,268,513,525	25,850,157
12/08/08	EUR	392,965,144	497,596,051	561,502,000	63,905,949
12/18/08	EUR	350,000,000	443,151,338	496,125,000	52,973,662
12/22/08	EUR	137,511,705	174,103,755	199,433,225	25,329,470
11/04/08	GBP	146,118,242	236,090,408	236,083,974	(6,434)
12/18/08	GBP	255,000,000	410,856,047	454,142,250	43,286,203
11/19/08	HUF	14,737,557,362	72,742,085	89,421,500	16,679,414
10/29/09	HUF	8,259,278,481	38,556,266	34,860,308	(3,695,958)
11/20/08	INR	16,596,010,528	333,856,579	332,412,846	(1,443,732)
11/28/08	INR	822,202,567	16,505,452	17,981,467	1,476,015
11/04/08	JPY	22,031,886,629	224,048,011	234,931,613	10,883,602
12/19/08	JPY	16,757,331,910	170,770,879	180,175,025	9,404,147
12/26/08	JPY	54,758,519,018	558,273,181	579,192,775	20,919,593
11/04/08	KRW	18,423,327,442	14,281,465	16,185,660	1,904,195

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued) October 31, 2008

Artio International Equity Fund

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/25/08	KRW	42,992,307,692	33,454,011	37,762,238	$4,308,226
12/04/08	KRW	30,511,802,936	23,775,122	26,797,649	3,022,527
11/21/08	MXN	1,337,605,693	104,817,764	129,581,564	24,763,800
12/09/08	PLN	1,238,635,898	444,791,057	506,746,663	61,955,606
10/26/09	PLN	41,012,176	14,618,361	13,778,195	(840,165)
10/30/09	PLN	484,300,672	172,621,851	161,084,541	(11,537,310)
11/19/09	PLN	444,247,683	157,811,057	141,517,856	(16,293,202)
12/03/08	RUB	9,017,729,366	320,235,335	350,599,390	30,364,055
11/07/08	TWD	1,964,949,516	59,632,470	61,583,650	1,951,180
11/18/08	TWD	1,096,470,755	33,325,859	34,362,429	1,036,570
11/21/08	TWD	682,325,417	20,746,942	21,439,245	692,303
12/08/08	TWD	1,098,585,508	33,452,495	34,430,754	978,259
12/18/08	UAH	125,026,008	20,619,990	21,972,936	1,352,947

Net unrealized appreciation on forward foreign exchange contracts to sell					$458,783,718

Glossary of Currencies

AED	— United Arab Emirates Dirham

AUD	— Australian Dollar
BGN	— Bulgarien Lev
BRL	— Brazilian Real
CAD	— Canadian Dollar
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound Sterling
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— New Russian Ruble
SAR	— Saudi Riyal
TWD	— New Taiwan Dollar
UAH	— Ukraine Hryvnia

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited) October 31, 2008

Artio International Equity Fund

At October 31, 2008, sector diversification of the Fund’s long-term investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Financials	18.8%	$2,209,703,945
Healthcare	9.7	1,145,442,020
Telecommunications	8.0	939,488,654
Energy	7.8	915,520,330
Consumer Staples	7.8	912,922,171
Industrials	7.4	867,453,590
Utilities	6.2	735,557,129
Consumer Discretionary	5.7	675,041,088
Materials	5.1	594,072,220
Information Technology	2.2	262,407,791
Short-Term Investments	25.8	3,035,002,305

Total Investments	104.5	12,292,611,243
Other Assets and Liabilities (Net)	(4.5)	(529,351,123)	*

Net Assets	100.0%	$11,763,260,120

*	Other Assets and Liabilities (Net) include the margin requirements for $670,823,603 in net notional market value of futures, which is 5.70% of net assets, and $896,265,085 in net notional market value for swaps, which is 7.62% of net assets.

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—72.1%

France—14.3%
113,974	Accor SA (1)(2)	$4,418,037
292,190	Aeroports de Paris (1)	17,275,308
191,003	Air Liquide (1)	16,378,786
199,356	Alstom SA (1)	9,858,002
550,584	ArcelorMittal (1)	14,215,770
1,204,703	Axa SA (1)	23,096,642
628,667	BNP Paribas (1)	45,403,276
408,827	Bouygues SA (1)(2)	17,328,225
548,673	Carrefour SA (1)(2)	23,067,626
151,908	Casino Guichard-Perrachon (1)(2)	10,575,965
456,020	Compagnie de Saint-Gobain (1)(2)	17,518,618
748,699	Credit Agricole (1)	10,860,302
434,920	Electricite de France (1)(2)	25,927,300
50,414	Eurazeo (1)(2)	3,014,327
3,279,141	France Telecom (1)(2)	82,325,952
1,849,863	GDF Suez (1)(2)	81,950,360
643,921	Groupe Danone (1)(2)	35,527,710
87,796	Lafarge SA (1)(2)	5,755,889
219,621	L’Oreal SA (1)	16,517,707
753,089	LVMH (1)(2)	49,989,905
36,207	PPR (1)(2)	2,294,162
280,416	Remy Cointreau (1)(2)	11,573,833
146,080	Renault SA (1)	4,462,698
1,943,678	Sanofi-Aventis (1)	121,715,942
181,220	Schneider Electric (1)	10,845,513
410,639	Societe Generale (1)	22,432,162
383,665	Suez Environnement (1)(2)(3)	7,338,868
3,257,898	Total SA (1)(2)	178,026,866
713,580	Vinci SA (1)	25,540,541
1,481,251	Vivendi (1)	38,545,930

933,782,222

Germany—10.3%
70,045	Adidas AG (1)(2)	2,438,255
331,347	Allianz SE-Registered (1)	24,687,732
1,075,786	BASF SE (1)	35,966,212
1,209,114	Bayer AG (1)	66,022,276
38,042	Continental AG (1)(3)	2,705,503
653,129	Daimler AG-Registered (1)	22,437,114
388,850	Deutsche Bank-Registered (1)	14,696,104

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Germany—Continued

142,837	Deutsche Boerse (1)	$11,347,286
324,967	Deutsche Post-Registered (1)	3,597,035
5,324,479	Deutsche Telekom-Registered (1)	78,848,190
2,744,095	E.ON AG (1)	104,199,002
2,194,106	Fraport AG (1)(2)	71,218,982
511,107	Fresenius Medical Care (1)	22,819,025
455,500	Fresenius SE (1)	26,615,511
244,842	Henkel KGaA (1)	6,019,621
81,317	Merck KGaA (1)	7,163,126
151,191	Muenchener Rueckversicherungs-Gesellschaft-Registered (1)	19,679,158
799,136	Rhoen-Klinikum AG (1)	16,952,840
565,215	RWE AG (1)	46,751,767
812,876	SAP AG (1)	28,753,804
954,087	Siemens AG-Registered (1)	56,791,224

669,709,767

United Kingdom—6.6%
5,961,780	BP PLC (1)	49,464,641
527,139	British American Tobacco (1)(2)	14,534,176
2,220,950	Cadbury PLC (1)	20,490,265
2,058,156	Diageo PLC (1)	31,650,678
4,383,990	GlaxoSmithKline PLC (1)	84,841,874
1,282,145	Imperial Tobacco (1)	34,615,342
1,587,339	National Grid (1)	18,095,261
246,234	Peter Hambro Mining (1)(2)	807,552
144,352	Reckitt Benckiser (1)	6,091,426
1,398,275	Rolls-Royce Group (1)(3)	7,446,133
79,981,330	Rolls-Royce Group-C Share Entitlement (3)	129,230
325,388	Scottish & Southern Energy (1)	6,403,738
2,236,290	Smith & Nephew (1)	20,574,773
7,364,064	Tesco PLC (1)	40,413,435
33,955,886	Vodafone Group (1)	65,664,699
6,171,522	WM Morrison Supermarkets (1)	26,473,064
710,449	WPP PLC (1)	4,309,223

432,005,510

Switzerland—6.0%
521,362	ABB Ltd-Registered (1)(3)	6,844,325
151,103	BKW FMB Energie (1)	13,591,206
578,705	Compagnie Financiere Richemont (1)	12,216,671

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Switzerland—Continued

74,643	Flughafen Zuerich-Registered (1)	$19,702,192
439,928	Holcim Ltd-Registered (1)(2)	24,901,656
2,758,503	Nestle SA-Registered (1)	106,756,298
144,765	Nobel Biocare-Registered (1)(2)	2,473,438
1,987,035	Novartis AG-Registered (1)	99,802,806
563,098	Roche Holding (1)	85,574,882
90,113	Swatch Group (1)	13,993,583
54,760	Synthes Inc (1)(3)	7,019,826

392,876,883

Netherlands—4.6%
1,012,801	AEGON NV (1)	4,128,237
573,871	Heineken NV (1)	19,266,232
1,523,203	ING Groep (1)	14,011,423
3,465,134	KKR Private Equity Investors (Unit) (1)(2)(3)	17,233,064
2,505,247	Koninklijke (Royal) KPN (1)	35,071,066
766,390	Koninklijke Philips Electronics (1)	14,077,255
230,671	Reed Elsevier (1)	3,070,829
4,809,555	Royal Dutch Shell	131,855,182
212,834	TNT NV (1)	4,433,229
2,434,323	Unilever NV (1)(2)	58,386,979

301,533,496

Japan—4.6%
207,348	Aisin Seiki (1)	3,609,462
472,764	Canon Inc (1)	16,294,998
1,419	Central Japan Railway (1)	11,628,466
107,500	Daikin Industries (1)(2)	2,419,953
288,928	Daiwa Securities (1)	1,607,419
254,649	Denso Corp (1)	5,036,935
2,542	East Japan Railway (1)	18,093,028
191,100	Eisai Co (1)(2)	6,292,153
94,140	Fanuc Ltd (1)(2)	6,399,828
2,666	Fuji Media (1)	3,201,419
1,028,132	Honda Motor (1)	25,575,968
638,888	ITOCHU Corp (1)	3,455,458
3,116	Japan Tobacco (1)	11,082,398
1,632	KDDI Corp (1)	9,766,026
271,830	Komatsu Ltd (1)	2,956,445
271,484	Kubota Corp (1)(2)	1,397,322

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Japan—Continued

47,000	Kyocera Corp (1)	$2,750,118
282,438	Mitsubishi Corp (1)	4,695,525
778,000	Mitsubishi Electric (1)	4,802,723
420,800	Mitsui & Co (1)	4,051,652
165,793	Mitsui Fudosan (1)	2,859,014
72,014	Nidec Corp (1)(2)	3,711,563
58,941	Nintendo Co (1)	18,620,065
854	Nippon Telegraph & Telephone (1)	3,510,738
169,243	Nissan Motor (1)	886,690
393,454	Nomura Holdings (1)	3,664,297
8,067	NTT DoCoMo (1)	12,819,580
56,493	Olympus Corp (1)(2)	1,080,953
740,551	Panasonic Corp (1)	11,533,888
176,000	Ricoh Co (1)	1,875,153
99,254	Seven & I (1)	2,784,365
209,000	Sharp Corp (1)	1,477,865
113,980	Shin-Etsu Chemical (1)	5,974,577
205,398	Sony Corp (1)	4,706,817
291,400	Suzuki Motor (1)(2)	4,227,800
194,896	Takeda Pharmaceutical (1)	9,838,275
1,586,794	Toyota Motor (1)	62,655,973
60,820	Yamada Denki (1)	3,301,179

300,646,088

Poland—4.1%
102,244	Bank BPH (1)(3)	1,670,257
866,989	Bank Handlowy w Warszawie (1)	14,051,211
1,181,827	Bank Millennium (1)	1,669,419
1,757,856	Bank Pekao (1)	79,661,145
429,233	Bank Zachodni WBK (1)	18,824,693
12,586	BRE Bank (1)(3)	839,704
51,492	ING Bank Slaski (1)	7,399,145
8,342,061	PKO Bank Polski (1)	93,744,400
6,111,570	Polskie Gornictwo Naftowe I Gazownictwo (1)	7,290,271
5,676,505	Telekomunikacja Polska (1)	42,652,305

267,802,550

Spain—3.3%
2,608,118	Banco Bilbao Vizcaya Argentaria (1)	30,126,770
4,581,272	Banco Santander (1)	49,300,702

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Spain—Continued

445,027	EDP Renovaveis (1)(3)	$2,312,687
898,488	Iberdrola Renovables (1)(3)	2,721,337
3,342,622	Iberdrola SA (1)	24,061,532
146,615	Inditex SA (1)(2)	4,927,871
579,494	Repsol YPF (1)	10,993,893
4,878,666	Telefonica SA (1)(2)	89,781,431

214,226,223

Italy—3.2%
871,212	Assicurazioni Generali (1)	21,848,871
1,366,926	Buzzi Unicem (1)	16,532,282
1,540,586	Credito Emiliano (1)	9,837,691
4,435,706	Enel SpA (1)	29,623,299
2,925,490	Eni SpA (1)	69,354,441
273,764	Geox SpA (1)(2)	2,004,581
6,554,987	Intesa Sanpaolo (1)	23,869,880
598,308	Italcementi SpA (1)(2)	6,926,021
7,492,433	Telecom Italia (1)	8,580,843
9,775,213	UniCredit SpA (1)	23,773,090

212,350,999

Hungary—3.2%
16,499,375	Magyar Telekom Telecommunications (1)	52,795,312
7,980,521	OTP Bank (1)(3)	134,221,905
144,852	Richter Gedeon (1)	20,060,473

207,077,690

Czech Republic—2.8%
1,160,219	Komercni Banka	172,229,357
453,107	Telefonica O2 Czech Republic (1)	9,590,275

181,819,632

Finland—1.7%
409,857	Fortum Oyj (1)	10,037,394
4,287,740	Nokia Oyj (1)(2)	65,067,601
723,966	Orion Oyj-Class B (1)	10,599,684
318,947	Pohjola Bank (1)(2)	4,272,390

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Finland—Continued

2,158,624	Stora Enso Oyj Series R (1)(2)	$20,141,249

110,118,318

Australia—1.3%
1,350,673	BHP Billiton (1)	23,829,183
16,276,799	Macquarie Airports (1)	23,118,360
413,291	Newcrest Mining (1)	5,705,980
293,611	Rio Tinto (1)(2)	15,082,674
416,312	Rio Tinto (1)	19,492,069

87,228,266

Hong Kong—0.6%
8,658,779	China Merchants Holdings International (1)(2)	20,473,005
4,853,909	Galaxy Entertainment (1)(2)(3)	353,825
42,702,604	GOME Electrical Appliances (1)(2)	8,342,199
904,740	Melco Crown Entertainment Sponsored ADR (2)(3)	3,709,434
8,573,505	Melco International Development (1)(2)	1,521,074
38,587,422	Shun Tak (1)(2)	7,831,144

42,230,681

Canada—0.6%
603,483	Barrick Gold	13,679,312
2,111,678	Eldorado Gold (3)	8,649,222
1,031,346	Ivanhoe Mines (2)(3)	2,671,991
139,304	Research In Motion (2)(3)	7,025,101
655,641	Talisman Energy	6,422,407

38,448,033

Ireland—0.6%
1,200,139	CRH PLC (1)	26,325,480
3,944,556	Dragon Oil (1)(3)	10,236,191

36,561,671

Denmark—0.5%
5,202	ALK-Abello A/S (1)(2)	415,264
605,583	Novo Nordisk-Class B (1)	32,248,829

32,664,093

Sweden—0.5%
439,367	Getinge AB-Class B (1)	6,143,908
255,733	Hennes & Mauritz-Class B (1)(2)	9,193,852

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Sweden—Continued

1,464,146	Svenska Cellulosa-Class B (1)	$10,832,358
1,122,693	TeliaSonera AB (1)	4,927,263

31,097,381

Austria—0.4%
37,259	Flughafen Wien (1)	1,519,556
606,486	OMV AG (1)	19,397,744
385,324	Telekom Austria (1)	4,758,369

25,675,669

Cyprus—0.4%
3,148,665	Bank of Cyprus Public (1)	16,475,480
2,598,203	Marfin Popular Bank Public (1)	8,851,593

25,327,073

China—0.3%
36,786,705	Beijing Capital International Airport-Class H (1)(2)	21,108,766
1,200,761	Shenzhen Chiwan Wharf-Class B (1)	1,004,575

22,113,341

Russia—0.3%
6,843,651	AvtoVAZ	1,864,799
247,110	AvtoVAZ Sponsored GDR (3)	336,670
1,115,592	Federal Grid Co Unified Energy System Sponsored GDR (3)(4)(5)	1,617,608
1,906,056	Hydro OGK Sponsored GDR (3)(4)(5)	3,507,143
230,736	Inter Rao Ues Sponsored GDR (3)(4)(5)	576,840
76,728	Kuzbassenergo OJSC Sponsored GDR (3)(4)(5)	143,865
370,392	Mosenergo OAO Sponsored GDR (3)(4)(5)	582,795
1,062,048	OGK1 Sponsored GDR (3)(4)(5)	557,575
276,000	OGK2 Sponsored GDR (3)(4)(5)	262,200
453,744	OGK3 Sponsored GDR (3)(4)(5)	290,433
321,816	OGK6 Sponsored GDR (3)(4)(5)	290,877
4,460	Open Investments (3)(4)	200,700
55,200,000	RAO Energy System of East BRD (3)	60,720
462,046,657	RusHydro (3)	8,501,659
1,114,080	Sistema-Hals Sponsored GDR (3)(5)	334,224
421,728	TGK1 Sponsored GDR (3)(4)(5)	233,378
71,208	TGK2 Sponsored GDR (3)(4)(5)	154,994
174,984	TGK4 Sponsored GDR (3)(4)(5)	342,144
185,472	TGK9 Sponsored GDR (3)(4)(5)	191,590

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Russia—Continued

17,664	TGK14 Sponsored GDR (3)(4)(5)	$37,145
184,368	Volga Territorial Generation Sponsored GDR (3)(4)(5)	176,846
115,096	Wimm-Bill-Dann Foods (3)(4)	1,496,248
189,888	Yenisei Territorial Generating Sponsored GDR (3)(4)(5)	139,057

21,899,510

Lebanon—0.3%
797,891	SOLIDERE Sponsored GDR (5)	18,136,062
136,252	SOLIDERE-Class A	3,117,446

21,253,508

Romania—0.3%
2,427,321	BRD-Groupe Societe Generale	6,242,394
256,506,199	SNP Petrom	14,173,829

20,416,223

India—0.3%
360,691	State Bank of India Sponsored GDR (1)	16,663,429

Ukraine—0.2%
89,341,591	Raiffeisen Bank Aval (3)	3,637,048
39,541	Ukrnafta (3)	647,884
31,893	Ukrnafta Sponsored ADR (3)	2,992,703
13,114,606	Ukrsotsbank JSCB (3)	513,951
92,477,349	UkrTelecom	4,842,564
627,195	UkrTelecom Sponsored GDR (3)	1,407,708

14,041,858

New Zealand—0.2%
11,356,092	Auckland International Airport (1)(2)	12,035,136

Greece—0.1%
2,176,736	Alapis Holding Industrial and Commercial (1)	3,120,326
358,854	Hellenic Telecommunications Organization (1)	5,121,624

8,241,950
Multinational—0.1%
216,288	Central European Media Enterprises-Class A (2)(3)	5,777,053

Belgium—0.1%
1,722,547	Fortis (1)	2,035,075

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
Belgium—Continued

101,828	KBC Ancora (1)	$3,004,949

5,040,024

Mexico—0.1%
1,042,550	Grupo Cementos de Chihuahua	2,795,651
1,057,420	Grupo Financiero Banorte (2)	2,069,709

4,865,360

Portugal—0.1%
1,136,281	Energias de Portugal (1)	3,894,621

United States—0.1%
160,831	Dr. Pepper Snapple (2)(3)	3,683,030

TOTAL COMMON STOCKS (Cost $6,135,927,969)	4,703,107,288

INVESTMENT FUNDS—2.1%
Multinational—2.0%
5,016,974	iShares MSCI Emerging Markets Index Fund	127,882,667

Brazil—0.1%
181,204	iShares MSCI Brazil Index Fund	6,878,504

TOTAL INVESTMENT FUNDS (Cost $132,523,292)	134,761,171

EQUITY LINKED NOTES—0.8%
India—0.8%
1,909,745	State Bank of India, Issued by Citigroup, Expires 10/24/2012 (5)	43,707,876
65,608	State Bank of India, Issued by CLSA, Expires 05/13/2010 (5)	1,501,742
372,851	State Bank of India, Issued by Deutsche Bank AG London, Expires 08/18/2017 (5)	8,449,314

53,658,932

Russia—0.0%
552	Unified Energy System, Issued by Deutsche Bank AG London-Corporate Action, Expires 12/31/2009 (3)(4)(5)	—
552	Unified Energy System, Issued by Deutsche Bank AG London-OGK4, Expires 12/31/2009 (3)(4)(5)	832,515
552	Unified Energy System, Issued by Deutsche Bank AG London-TGK11, Expires 12/31/2009 (3)(4)(5)	95,618

928,133

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
EQUITY LINKED NOTES—Continued
	Russia—Continued

	TOTAL EQUITY LINKED NOTES (Cost $81,132,658)		$54,587,065

PREFERRED STOCKS—0.1%
	Russia—0.1%
27,940	Silvinit (4)		5,448,300

	Germany—0.0%
39,085	Fresenius SE (1)		2,488,498

	Philippines—0.0%
8,687,023	Ayala Land (3)(4)		17,758

	TOTAL PREFERRED STOCKS (Cost $9,976,522)		7,954,556

Contracts
OPTIONS—0.0%
	France—0.0%
102,850	LVMH Call, Expires 11/21/08, Strike 74	2,608

	United States—0.0%
35,600	PPR Call, Expires 11/21/2008, Strike 70	452

	TOTAL OPTIONS (Cost $158,177)	3,060

Share
Amount
RIGHTS—0.0%
Italy—0.0%
4,312	Credito Emiliano (3)	—

Face
Value
SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITY LENDING—5.8%
United States—5.8%
381,648,933	State Street Navigator Securities Lending Prime Portfolio (Cost $381,648,933)	381,648,933

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio International Equity Fund II

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
REPURCHASE AGREEMENT—11.2%
		United States—11.2%
732,448,035	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with a maturity value of $732,469,276, and an effective yield of 0.348%, collateralized by U.S. Government Agency and Obligations, with rates ranging from 0.261%-6.388%, maturities ranging from 12/26/2008-05/15/2036, and an aggregate market value of $748,975,144. (Cost $732,448,035)		$732,448,035

		TOTAL INVESTMENTS—92.1% (Cost $7,473,815,586)		6,014,510,108
		OTHER ASSETS AND LIABILITIES (Net)—7.9%		513,219,542

		TOTAL NET ASSETS—100.0%		$6,527,729,650

Notes to the Portfolio of Investments:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt
(1)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the board of Trustees.
(2)	All or portion of this security was on loan to brokers at October 31, 2008.
(3)	Non-income producing security.
(4)	Illiquid security
(5)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
Aggregate cost for federal income tax purpose was $7,747,140,362.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS October 31, 2008

Artio International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/07/08	AUD	90,613,204	59,740,088	59,531,063	$209,025
11/28/08	AUD	95,301,695	62,699,126	59,444,432	3,254,694
01/29/09	AUD	67,861,375	44,440,249	41,645,169	2,795,080
11/07/08	BRL	127,000,465	59,557,059	60,084,432	(527,374)
11/06/08	CAD	373,004,892	306,761,066	301,461,712	5,299,355
12/22/08	CAD	108,995,405	89,654,925	105,659,727	(16,004,802)
11/18/08	CHF	154,775,717	132,538,421	141,464,789	(8,926,368)
11/03/08	CZK	54,108,846	2,847,295	2,858,365	(11,070)
11/04/08	CZK	53,970,991	2,840,040	2,832,231	7,810
12/09/08	CZK	4,386,786,319	230,405,097	231,581,347	(1,176,251)
10/26/09	CZK	322,202,106	16,799,953	16,891,329	(91,376)
10/27/09	CZK	1,242,886,992	64,804,465	67,255,790	(2,451,325)
11/03/09	CZK	2,435,721,195	126,983,033	127,261,951	(278,918)
10/31/08	EUR	6,007,226	7,617,468	7,716,486	(99,018)
11/07/08	EUR	327,198,705	414,774,625	420,489,600	(5,714,975)
12/08/08	EUR	204,355,144	258,766,748	296,909,303	(38,142,555)
12/18/08	EUR	44,893,783	56,842,114	66,067,038	(9,224,924)
12/22/08	EUR	60,687,882	76,837,009	89,307,073	(12,470,064)
12/24/08	EUR	136,183,610	172,419,166	200,001,553	(27,582,387)
12/29/08	EUR	119,354,205	151,105,053	175,000,000	(23,894,947)
01/15/09	EUR	269,207,229	340,707,475	349,984,460	(9,276,985)
11/07/08	GBP	157,463,932	254,307,391	255,759,032	(1,451,641)
12/18/08	GBP	94,021,774	151,487,900	174,040,885	(22,552,986)
01/15/09	GBP	77,455,405	124,653,130	123,451,633	1,201,496
11/20/08	INR	6,852,739,598	137,854,347	136,881,513	972,834
11/28/08	INR	508,795,088	10,213,898	11,410,520	(1,196,623)
11/05/08	JPY	907,520,184	9,227,455	9,202,192	25,263
11/07/08	JPY	5,809,323,438	59,083,035	60,084,432	(1,001,398)
11/20/08	JPY	36,797,640,220	374,424,745	336,645,766	37,778,980
12/19/08	JPY	8,776,147,400	89,436,099	84,316,715	5,119,385
12/24/08	JPY	901,470,900	9,189,536	8,488,426	701,110
12/26/08	JPY	39,147,179,902	399,112,705	373,540,518	25,572,188
11/04/08	KRW	9,624,216,640	7,460,537	9,496,957	(2,036,421)
11/25/08	KRW	20,063,076,923	15,611,872	19,053,254	(3,441,382)
12/03/08	KRW	74,407,355,261	57,972,229	56,272,003	1,700,226
12/04/08	KRW	15,939,151,190	12,419,957	14,256,844	(1,836,887)
11/21/08	MXN	488,674,219	38,293,601	40,763,763	(2,470,162)
11/04/08	PLN	8,724,396	3,142,454	3,095,953	46,501
12/09/08	PLN	697,503,872	250,471,898	240,788,728	9,683,170
10/20/09	PLN	120,617,005	42,993,434	43,913,759	(920,325)
10/26/09	PLN	21,836,018	7,783,220	7,985,379	(202,159)
11/19/09	PLN	221,530,690	78,694,822	81,954,724	(3,259,902)

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued) October 31, 2008

Artio International Equity Fund II

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

12/03/08	RUB	3,676,979,793	130,575,981	138,012,174	$(7,436,193)
11/07/08	TWD	780,475,801	23,685,952	25,530,775	(1,844,823)
11/18/08	TWD	546,180,930	16,600,487	17,574,746	(974,259)
11/21/08	TWD	564,099,886	17,152,149	18,072,305	(920,156)
12/08/08	TWD	436,356,964	13,287,294	13,739,199	(451,905)
12/18/08	UAH	11,684,688	1,927,104	2,053,548	(126,444)

Net unrealized depreciation on forward foreign exchange contracts to buy					$(113,629,888)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/03/08	CAD	451,361	371,231	373,582	$2,351
12/22/08	CAD	108,995,405	89,654,925	102,161,081	12,506,156
11/04/08	CHF	140,190,485	120,020,962	120,739,372	718,410
11/18/08	CHF	154,775,717	132,538,421	140,758,579	8,220,159
12/09/08	CZK	4,605,991,999	241,918,333	263,394,459	21,476,126
01/14/09	CZK	301,541,395	15,816,800	16,395,248	578,447
01/21/09	CZK	40,425,417	2,119,761	2,151,719	31,957
04/20/09	CZK	46,818,962	2,448,372	2,501,815	53,443
07/14/09	CZK	30,085,280	1,571,045	1,639,525	68,480
10/14/09	CZK	30,200,046	1,574,941	1,639,525	64,584
10/26/09	CZK	671,909,813	35,034,077	33,394,017	(1,640,060)
10/27/09	CZK	1,242,886,992	64,804,465	62,556,867	(2,247,598)
11/03/09	CZK	4,337,434,252	226,126,273	231,025,632	4,899,358
11/04/08	DKK	21,941,125	3,736,091	3,737,395	1,305
10/31/08	EUR	624,164	791,472	839,542	48,070
11/07/08	EUR	327,198,705	414,774,625	423,419,664	8,645,039
11/10/08	EUR	533,951,574	676,774,825	690,853,244	14,078,419
12/08/08	EUR	204,355,144	258,766,748	292,000,000	33,233,252
12/18/08	EUR	44,893,783	56,842,114	63,636,937	6,794,823
12/22/08	EUR	60,687,882	76,837,009	88,015,635	11,178,626
12/24/08	EUR	136,183,610	172,419,166	185,873,297	13,454,130
12/29/08	EUR	119,354,205	151,105,053	162,954,296	11,849,243
01/15/09	EUR	269,207,229	340,707,475	367,575,550	26,868,075
12/18/08	GBP	94,021,774	151,487,900	164,936,193	13,448,293
01/15/09	GBP	77,455,405	124,653,130	134,195,362	9,542,232
11/03/08	HKD	785,594	101,361	101,345	(16)

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued) October 31, 2008

Artio International Equity Fund II

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/04/08	HKD	266,523	34,388	34,385	$(3)
12/29/08	HUF	11,077,182,000	54,306,838	64,170,921	9,864,083
11/20/08	INR	7,501,602,607	150,907,315	150,254,730	(652,585)
11/28/08	INR	508,795,088	10,213,898	11,127,285	913,387
11/04/08	JPY	1,357,176,133	13,799,452	13,800,856	1,403
11/20/08	JPY	20,367,682,662	207,246,018	193,222,719	(14,023,299)
12/19/08	JPY	8,776,147,399	89,436,099	94,912,106	5,476,007
12/26/08	JPY	32,435,245,052	330,683,294	342,824,106	12,140,812
11/04/08	KRW	9,624,216,640	7,460,537	8,455,275	994,738
11/25/08	KRW	20,063,076,923	15,611,872	17,622,378	2,010,506
12/04/08	KRW	15,939,151,190	12,419,957	13,998,903	1,578,947
11/03/08	MXN	7,836,845	618,267	609,753	(8,515)
11/04/08	MXN	2,235,520	176,366	175,914	(451)
11/21/08	MXN	488,674,219	38,293,601	47,340,685	9,047,084
12/09/08	PLN	724,606,582	260,204,413	296,423,890	36,219,477
10/20/09	PLN	120,617,005	42,993,434	38,468,189	(4,525,246)
10/26/09	PLN	21,836,018	7,783,220	7,335,893	(447,327)
10/30/09	PLN	265,638,450	94,682,918	88,354,715	(6,328,203)
11/19/09	PLN	221,530,690	78,694,822	70,571,276	(8,123,547)
12/03/08	RUB	3,676,979,793	130,575,981	142,841,287	12,265,306
11/07/08	TWD	780,475,801	23,685,952	24,460,958	775,007
11/18/08	TWD	546,180,930	16,600,487	17,116,830	516,343
11/21/08	TWD	564,099,886	17,152,149	17,724,498	572,349
12/08/08	TWD	436,356,964	13,287,294	13,675,858	388,563
12/18/08	UAH	11,684,688	1,927,104	2,053,548	126,444

Net unrealized appreciation on forward foreign exchange contracts to sell					$252,654,584

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued) October 31, 2008

Artio International Equity Fund II

Glossary of Currencies

AED	— United Arab Emirates Dirham

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound Sterling
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— New Russian Ruble
SAR	— Saudi Riyal
TWD	— New Taiwan Dollar
UAH	— Ukraine Hryvnia

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2008

Artio International Equity Fund II

At October 31, 2008, sector diversification of the Fund’s long-term equivalents investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Financials	18.1%	$1,175,780,995
Healthcare	10.0	650,744,359
Telecommunications	7.8	512,463,946
Energy	7.7	500,856,056
Consumer Staples	7.4	484,126,721
Industrials	6.7	438,456,696
Utilities	5.9	388,164,505
Consumer Discretionary	5.0	323,609,248
Materials	4.3	282,112,212
Information Technology	2.2	144,098,402
Short-Tem Investments	17.0	1,114,096,968

Total Investments	92.1	6,014,510,108
Other Assets and Liabilities (Net)	7.9	513,219,542 *

Net Assets	100.0%	$6,527,729,650

*	Other Assets and Liabilities (Net) include the margin requirements for $379,886,374 in net notional market value for futures, which is 5.82% of net assets, and $608,441,711 in net notional market value for swaps, which is 9.32% of net assets.

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—62.8%
			Federal Home Loan Banks
27,400,000	USD		2.160% due 01/30/2009	$27,382,053
7,710,000	USD		2.360% due 02/06/2009	7,708,558

				35,090,611

			Federal Home Loan Mortgage Corporation†
6,550,000	USD		Zero Coupon due 12/22/2008	6,547,013
24,300,000	USD		Zero Coupon due 01/05/2009	24,255,993
11,010,000	USD		5.000% due 01/16/2009	11,066,856
13,436,000	USD		4.750% due 03/05/2009	13,531,920
14,680,000	USD		5.750% due 03/15/2009	14,846,618
20,380,000	USD		3.750% due 06/28/2013	20,008,371
1,531,495	USD		5.137% due 09/01/2035 (1)	1,569,509
1,845,946	USD		4.953% due 04/01/2036 (1)	1,848,224
3,551,259	USD		5.526% due 12/01/2036 (1)	3,604,014
855,604	USD		5.520% due 01/01/2037 (1)	868,527
5,335,159	USD		5.182% due 02/01/2037 (1)	5,385,496
2,896,045	USD		5.499% due 03/01/2037 (1)	2,936,080
1,251,449	USD		5.617% due 04/01/2037 (1)	1,266,364
3,428,057	USD		5.516% due 07/01/2037 (1)	3,463,735

				111,198,720

			Federal Home Loan Mortgage Corporation TBA†
54,550,000	USD		5.000% due 11/01/2038	51,626,447
126,400,000	USD		6.500% due 11/01/2038	128,118,282

				179,744,729

			Federal National Mortgage Association Corporation†
12,880,000	USD		Zero Coupon due 12/10/2008	12,875,569
14,980,000	USD		5.250% due 01/15/2009	15,058,825
5,530,000	USD		4.000% due 04/29/2009	5,566,072
35,670,000	USD		3.875% due 07/12/2013	35,283,016
968,624	USD		4.299% due 01/01/2034 (1)	987,602
3,356,063	USD		4.270% due 10/01/2034 (1)	3,344,486
56,345	USD		5.500% due 05/01/2035	55,119
114,947	USD		5.500% due 06/01/2035	112,444
2,620,094	USD		4.804% due 11/01/2035 (1)	2,683,857
2,143,959	USD		5.563% due 02/01/2036 (1)	2,168,642
772,827	USD		6.000% due 06/01/2036	774,299
10,344,778	USD		6.000% due 09/01/2036	10,347,472
143,794	USD		6.000% due 11/01/2036	143,831

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued

858,953	USD		5.000% due 12/01/2036	$814,252
710,474	USD		6.000% due 12/01/2036	710,659
1,335,040	USD		5.000% due 01/01/2037	1,265,561
2,305,949	USD		5.000% due 02/01/2037	2,185,813
2,163,009	USD		5.000% due 03/01/2037	2,050,373
2,659,725	USD		5.365% due 03/01/2037 (1)	2,702,831
4,052,604	USD		5.500% due 03/01/2037	3,962,475
732,254	USD		6.000% due 03/01/2037	732,443
933,407	USD		5.000% due 04/01/2037	884,779
9,073,413	USD		5.000% due 05/01/2037	8,600,705
26,552	USD		6.000% due 05/01/2037	26,558
1,118,625	USD		5.000% due 06/01/2037	1,060,348
162,182	USD		5.500% due 06/01/2037	158,566
12,245,082	USD		5.835% due 06/01/2037 (1)	12,413,036
1,499,851	USD		6.000% due 06/01/2037	1,500,157
961,267	USD		5.000% due 07/01/2037	911,187
11,523,679	USD		5.500% due 07/01/2037	11,266,748
435,936	USD		6.000% due 07/01/2037	436,025
1,699,424	USD		5.500% due 08/01/2037	1,661,576
5,554,778	USD		5.904% due 08/01/2037 (1)	5,633,937
17,382,023	USD		6.000% due 08/01/2037	17,385,570
923,981	USD		5.000% due 09/01/2037	875,843
3,875,263	USD		6.000% due 09/01/2037	3,876,054
371,830	USD		5.500% due 10/01/2037	363,540
5,242,866	USD		5.636% due 10/01/2037 (1)	5,314,009
1,430,146	USD		6.000% due 10/01/2037	1,430,438
2,340,255	USD		5.500% due 11/01/2037	2,288,077
11,441,637	USD		6.000% due 11/01/2037	11,443,972
789,014	USD		5.500% due 12/01/2037	771,423
5,112,509	USD		5.776% due 12/01/2037 (1)	5,310,003
10,826,151	USD		5.813% due 12/01/2037 (1)	10,994,548
7,977,255	USD		6.000% due 12/01/2037	7,978,884
1,638,808	USD		5.000% due 01/01/2038	1,553,430
5,139,258	USD		5.500% due 02/01/2038	5,024,160
9,175,886	USD		6.000% due 02/01/2038	9,177,760
4,647,754	USD		5.000% due 05/01/2038	4,405,151
2,884,610	USD		5.596% due 01/01/2047 (1)	2,927,072

				239,499,197

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued

			Federal National Mortgage Association Corporation TBA†
26,300,000	USD		5.000% due 11/01/2038	$25,712,353
69,700,000	USD		5.500% due 11/01/2038	68,099,061
11,530,000	USD		6.000% due 11/01/2038	11,524,592

				105,336,006

			Government National Mortgage Association
48,389	USD		7.000% due 04/15/2032	49,482
67,366	USD		6.000% due 07/15/2034	67,537
98,403	USD		6.000% due 06/15/2036	98,560
7,334,303	USD		6.000% due 08/15/2036	7,345,965
197,787	USD		6.000% due 12/15/2036	198,103
3,625,747	USD		6.000% due 03/15/2037	3,630,441
2,203,309	USD		6.000% due 04/15/2037	2,206,161
426,115	USD		6.000% due 05/15/2037	426,667
4,319,601	USD		6.000% due 06/15/2037	4,324,952
1,927,156	USD		6.000% due 07/15/2037	1,929,650
48,824	USD		6.000% due 08/15/2037	48,887
1,155,285	USD		6.000% due 09/15/2037	1,156,781
110,485	USD		6.000% due 10/15/2037	110,628
8,262,848	USD		6.000% due 11/15/2037	8,273,544
6,289,608	USD		6.000% due 12/15/2037	6,297,751
2,723,309	USD		6.000% due 01/15/2038	2,726,835
137,069	USD		6.000% due 03/15/2038	137,247
2,766,992	USD		6.000% due 04/15/2038	2,770,573
4,918,091	USD		6.000% due 05/15/2038	4,917,657
7,170,441	USD		6.000% due 07/15/2038	7,178,230
610,006	USD		6.000% due 08/15/2038	610,796
16,180,014	USD		6.000% due 09/15/2038	16,200,961

				70,707,408

			U.S. Treasury Inflationary Indexed Bonds (TIPS)
23,621,541	USD		3.875% due 01/15/2009	23,342,901
3,732,331	USD		2.500% due 07/15/2016	3,437,537
12,748,009	USD		3.625% due 04/15/2028	13,159,337
12,875,524	USD		3.875% due 04/15/2029	13,776,824

				53,716,599

			TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $801,932,987)	795,293,270

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—30.8%

			United States—23.1%
			Abbott Laboratories
1,010,000	USD		4.350% due 03/15/2014 (2)	$926,903
1,050,000	USD		5.600% due 11/30/2017 (2)	968,690

				1,895,593

			AIG Life Holdings US
4,900,000	USD		7.500% due 08/11/2010	3,336,038

			Allstate Life Global Funding Trusts
1,510,000	USD		5.375% due 04/30/2013	1,365,917

			American Express Bank FSB
5,500,000	USD		5.550% due 10/17/2012	4,590,470

			American Express Credit
3,450,000	USD		5.875% due 05/02/2013	2,886,691

			American Honda Finance
6,000,000	USD		4.625% due 04/02/2013 (3)	5,448,102

			Anheuser-Busch Cos
4,660,000	USD		7.500% due 03/15/2012 (2)	4,600,879

			AT&T Inc
13,000,000	USD		5.500% due 02/01/2018 (2)	11,064,547

			Bank of America, Multi-Coupon
7,950,000	USD		8.000% due 12/29/2049 (1)(2)	5,961,005

			Bottling Group
3,055,000	USD		5.500% due 04/01/2016 (2)	2,824,720

			Bristol-Myers Squibb
3,970,000	USD		6.125% due 05/01/2038 (2)	3,310,940

			Burlington Northern Santa Fe
3,280,000	USD		6.150% due 05/01/2037 (2)	2,577,027

			Cargill Inc
5,000,000	USD		4.375% due 06/01/2013 (2)(3)	4,361,200

			Caterpillar Financial Services
3,850,000	USD		4.250% due 02/08/2013	3,498,830

			CIT Group
4,350,000	USD		5.400% due 01/30/2016	2,149,370

			Citigroup Inc
5,200,000	USD		5.500% due 04/11/2013	4,761,146

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

1,300,000	USD		6.000% due 08/15/2017	$1,119,283

				5,880,429

			Citigroup Inc, Multi-Coupon

4,960,000	USD		8.400% due 04/29/2049 (1)(2)	3,453,896

			Coca-Cola Co
4,790,000	USD		5.350% due 11/15/2017 (2)	4,355,595

			Comcast Corp
1,640,000	USD		6.300% due 11/15/2017 (2)	1,419,586
5,030,000	USD		6.950% due 08/15/2037 (2)	4,112,588

				5,532,174

			ConocoPhillips
4,440,000	USD		4.400% due 05/15/2013 (2)	4,121,119

			Consolidated Edison
2,400,000	USD		5.500% due 09/15/2016 (2)	2,091,624
7,250,000	USD		5.850% due 04/01/2018 (2)	6,186,374

				8,277,998

			Credit Suisse
5,020,000	USD		6.125% due 11/15/2011 (2)	4,802,704
3,730,000	USD		4.875% due 01/15/2015	2,999,364

				7,802,068

			CVS/Caremark
4,260,000	USD		5.750% due 06/01/2017 (2)	3,443,524

			Devon Energy
2,340,000	USD		7.950% due 04/15/2032 (2)	2,125,635

			Estee Lauder
1,720,000	USD		7.750% due 11/01/2013 (2)	1,748,664
4,300,000	USD		5.550% due 05/15/2017 (2)	3,517,477

				5,266,141

			Florida Power & Light
1,530,000	USD		5.950% due 02/01/2038 (2)	1,317,208

			FPL Group Capital
650,000	USD		5.350% due 06/15/2013 (2)	612,121

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			General Electric
8,110,000	USD		5.250% due 12/06/2017	$6,800,162

			General Electric Capital
12,250,000	USD		4.800% due 05/01/2013	11,019,696

			GlaxoSmithKline Capital
4,950,000	USD		4.375% due 04/15/2014 (2)	4,509,683
5,600,000	USD		6.375% due 05/15/2038 (2)	4,748,218

				9,257,901

			Harley-Davidson Funding
8,180,000	USD		5.250% due 12/15/2012 (2)(3)	7,553,878
5,040,000	USD		6.800% due 06/15/2018 (2)(3)	4,012,606

				11,566,484

			HSBC Bank
3,740,000	USD		5.875% due 11/01/2034	2,818,868

			HSBC Finance
600,000	USD		4.125% due 12/15/2008	596,297

			International Business Machines
3,470,000	USD		8.000% due 10/15/2038 (2)	3,609,640

			International Lease Finance
1,280,000	USD		3.500% due 04/01/2009	1,152,530

			JPMorgan Chase
12,520,000	USD		4.750% due 05/01/2013	11,614,216

			JPMorgan Chase, Multi-Coupon
1,650,000	USD		7.900% due 04/29/2049 (1)(2)	1,340,668

			Kellogg Co
2,660,000	USD		5.125% due 12/03/2012 (2)	2,540,265

			Kohl’s Corp
1,180,000	USD		6.250% due 12/15/2017 (2)	930,872

			Kraft Foods
7,830,000	USD		6.125% due 02/01/2018	6,719,964

			Leland Stanford Junior University, Series A
500,000	USD		5.850% due 03/15/2009	504,707

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Litton Industries
4,380,000	USD		6.980% due 03/15/2036 (2)	$4,223,468

			McCormick & Co
2,350,000	USD		5.750% due 12/15/2017 (2)	2,110,472

			McDonald’s Corp
4,850,000	USD		6.300% due 03/01/2038 (2)	4,247,795

			Merna Reinsurance, Series B
2,700,000	USD		5.512% due 07/07/2010 (1)(3)	2,554,200

			Merrill Lynch
11,400,000	USD		5.450% due 02/05/2013	10,284,909

			Metropolitan Life Global Funding I
3,130,000	USD		5.125% due 04/10/2013 (3)	2,800,633

			Morgan Stanley
11,490,000	USD		5.950% due 12/28/2017	9,218,760

			National Rural Utilities Cooperative Finance
5,650,000	USD		5.750% due 12/01/2008	5,647,226
5,180,000	USD		5.450% due 02/01/2018 (2)	3,985,394

				9,632,620

			Pacificorp
3,060,000	USD		6.100% due 08/01/2036 (2)	2,454,518

			Raytheon Co
3,710,000	USD		6.400% due 12/15/2018 (2)	3,411,664

			SC Johnson & Son
3,500,000	USD		5.750% due 02/15/2033 (3)	2,681,462

			Southern Co, Series A
5,130,000	USD		5.300% due 01/15/2012 (2)	4,955,452

			SunTrust Banks
4,000,000	USD		6.000% due 09/11/2017	3,321,096

			SYSCO Corp
7,040,000	USD		5.250% due 02/12/2018 (2)	5,986,971

			TIAA Global Markets
5,040,000	USD		4.950% due 07/15/2013 (2)(3)	4,742,897

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Time Warner Cable
6,400,000	USD		6.750% due 07/01/2018 (2)	$5,498,342

			United Parcel Service
10,750,000	USD		6.200% due 01/15/2038 (2)	9,322,669

			UnitedHealth Group
2,950,000	USD		6.875% due 02/15/2038 (2)	2,110,722

			Verizon Communications
1,440,000	USD		5.500% due 02/15/2018 (2)	1,210,666

			Wal-Mart Stores
5,620,000	USD		6.500% due 08/15/2037	5,059,905

			Wells Fargo
3,840,000	USD		4.375% due 01/31/2013	3,548,644
2,970,000	USD		5.625% due 12/11/2017	2,624,601

				6,173,245

			Wells Fargo Captial XIII, Multi-Coupon
2,130,000	USD		7.700% due 12/29/2049 (1)(2)	1,742,883

			Wyeth
3,150,000	USD		5.500% due 02/01/2014 (2)	2,955,141
3,250,000	USD		5.450% due 04/01/2017 (2)	2,928,942

				5,884,083

				292,160,939

			United Kingdom—1.9%
			AstraZeneca PLC
2,400,000	USD		5.400% due 06/01/2014 (2)	2,281,531

			Diageo Capital
3,770,000	USD		5.125% due 01/30/2012 (2)	3,607,487

			Lloyds TSB, Multi-Coupon
3,500,000	USD		6.267% due 11/29/2049 (1)(2)(3)	1,590,099

			Royal Bank of Scotland, Multi-Coupon
4,900,000	USD		7.640% due 03/31/2049 (1)(2)	2,347,389

			SABMiller PLC
4,280,000	USD		6.200% due 07/01/2011 (2)(3)	4,348,840

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United Kingdom—Continued

			Standard Chartered Bank
6,800,000	USD		6.400% due 09/26/2017 (3)	$4,905,778

			Vodafone Group
6,820,000	USD		6.150% due 02/27/2037 (2)	5,122,420

				24,203,544

			Canada—1.2%
			Alcan Inc
5,000,000	USD		7.250% due 03/15/2031 (2)	3,886,280

			BP Canada Finance
6,940,000	USD		3.625% due 01/15/2009	6,921,623

			Thomson Reuters
4,800,000	USD		5.700% due 10/01/2014 (2)	4,194,005

				15,001,908

			Australia—0.7%
			BHP Billiton Finance
6,790,000	USD		5.400% due 03/29/2017	5,471,457

			Rio Tinto Finance
4,700,000	USD		5.875% due 07/15/2013 (2)	4,014,505

				9,485,962

			Germany—0.7%
			Deutsche Bank AG/London
9,040,000	USD		5.375% due 10/12/2012	8,696,480

			Norway—0.7%
			StatoilHydro ASA
5,000,000	USD		6.360% due 01/15/2009 (2)	5,003,535
3,425,000	USD		6.700% due 01/15/2018 (2)	3,376,642

				8,380,177
			France—0.5%
			AXA SA
5,170,000	USD		8.600% due 12/15/2030	2,888,169

			Lafarge SA
2,670,000	USD		7.125% due 07/15/2036 (2)	1,919,033

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			France—Continued

			Veolia Environnement
2,100,000	USD		5.250% due 06/03/2013 (2)	$1,901,094

				6,708,296
			Chile—0.5%
			Celulosa Arauco y Constitucion
3,600,000	USD		7.750% due 09/13/2011	3,645,824

			Transelec SA
3,000,000	USD		7.875% due 04/15/2011	2,946,096

				6,591,920

			Netherlands—0.5%
			Koninklijke Philips Electronics NV
8,250,000	USD		6.875% due 03/11/2038 (2)	6,364,710

			Brazil—0.4%
			Embraer Overseas
3,250,000	USD		6.375% due 01/24/2017 (2)	2,128,750

			Petrobras International Finance
4,100,000	USD		5.875% due 03/01/2018 (2)	3,239,037

				5,367,787

			Mexico—0.3%
			Monterrey Power
4,181,348	USD		9.625% due 11/15/2009 (2)(3)	4,240,723

			Russia—0.3%
			Norilsk Nickel Finance
3,500,000	USD		7.125% due 09/30/2009	3,233,825

			TOTAL CORPORATE BONDS (Cost $460,250,674)	390,436,271

ASSET BACKED SECURITIES—20.3%
			United States—20.2%
			Banc of America Alternative Loan Trust
			Series 2004-10, Class 2CB1
1,795,513	USD		6.000% due 11/25/2034 (2)	1,528,110

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
	United States—Continued

			Banc of America Commercial Mortgage
			Series 2002-2, Class A3
2,000,000	USD		5.118% due 07/11/2043 (2)	$1,836,833
			Series 2006-2, Class A4
10,270,000	USD		5.929% due 05/10/2045 (1)(2)	8,191,681
			Series 2006-5, Class A4
8,500,000	USD		5.414% due 09/10/2047 (2)	6,554,219

				16,582,733

			Bear Stearns Commercial Mortgage Securities
			Series 2006-PW14, Class A4
3,205,000	USD		5.201% due 12/11/2038 (2)	2,414,398
			Series 2006-PW11, Class A4
11,140,000	USD		5.623% due 03/11/2039 (1)(2)	8,847,014
			Series 2007-PW16, Class A4
11,200,000	USD		5.902% due 06/11/2040 (1)(2)	8,523,706
			Series 2005-PWR8, Class A4
13,100,000	USD		4.674% due 06/11/2041 (2)	10,401,382

				30,186,500

			Capital Auto Receivables Asset Trust
			Series 2006-1, Class A3
400,830	USD		5.030% due 10/15/2009 (2)	400,680
			Series 2008-2, Class A2A
6,530,000	USD		3.740% due 03/15/2011 (2)	6,435,475

				6,836,155

			Capital One Prime Auto Receivables Trust
			Series 2006-1, Class A3
1,941,550	USD		4.990% due 09/15/2010 (2)	1,941,750

			Chase Issuance Trust
			Series 2005-A12, Class A
5,640,000	USD		4.598% due 02/15/2011 (1)(2)	5,614,116

			Citibank Credit Card Issuance Trust
			Series 2008-A1, Class A1
12,600,000	USD		5.350% due 02/07/2020 (2)	9,010,061

			CNH Equipment Trust
			Series 2006-B, Class A3
827,734	USD		5.200% due 06/15/2010 (2)	828,580

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
	United States—Continued

			Series 2007-C, Class A3A
5,000,000	USD		5.210% due 12/15/2011 (2)	$4,975,202

				5,803,782

			Commercial Mortgage Pass Through Certificates
			Series 2006-C7, Class A4
12,083,000	USD		5.960% due 06/10/2046 (1)(2)	9,616,367

			Credit Suisse Mortgage Capital Certificates
			Series 2007-7, Class 3A1
7,546,866	USD		5.500% due 03/25/2023 (2)	5,872,635
			Series 2006-C4, Class A3
10,600,000	USD		5.467% due 09/15/2039 (2)	8,023,218
			Series 2006-C5, Class A3
10,200,000	USD		5.311% due 12/15/2039 (2)	7,533,865

				21,429,718

			Discover Card Master Trust I
			Series 2005-3, Class A
9,330,000	USD		4.608% due 05/15/2011 (1)	9,311,033

			GE Capital Commercial Mortgage Corporation
			Series 2002-1A, Class A3
11,700,000	USD		6.269% due 12/10/2035 (2)	11,095,032

			Honda Auto Receivables Owner Trust
			Series 2005-6, Class A3
343,332	USD		4.850% due 10/19/2009 (2)	343,419
			Series 2006-1, Class A3
2,233,315	USD		5.070% due 02/18/2010 (2)	2,235,222
			Series 2008-1, Class A2
4,070,000	USD		3.770% due 09/20/2010 (2)	4,007,385

				6,586,026

			John Deere Owner Trust
			Series 2008-A, Class A1
1,035,184	USD		2.741% due 05/08/2009 (2)	1,035,650

			JPMorgan Chase Commercial Mortgage Securities Corporation
			Series 2002-CIB4, Class A3
1,920,000	USD		6.162% due 05/12/2034 (2)	1,814,338

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
	United States—Continued

			Lehman Brothers-UBS Commercial Mortgage Trust
			Series 2001-C3, Class A2
8,420,000	USD		6.365% due 12/15/2028 (2)	$8,152,305

			Lehman Mortgage Trust
			Series 2007-10, Class 4A1
9,264,941	USD		6.000% due 01/25/2027 (2)	8,341,347

			MASTR Alternative Loans Trust
			Series 2005-1, Class 1A1
3,530,644	USD		5.500% due 02/25/2035 (2)	3,138,479
			Series 2007-HF1, Class 4A1
6,249,226	USD		7.000% due 10/25/2047 (2)	4,463,953

				7,602,432

			MASTR Asset Securitization Trust
			Series 2007-2, Class A3
5,797,632	USD		6.250% due 01/25/2038 (2)	5,356,469

			MBNA Credit Card Master Note Trust
			Series 2006-A1, Class A1
3,120,000	USD		4.900% due 07/15/2011 (2)	3,102,423

			Merrill Auto Trust Securitization
			Series 2008-1, Class A2A
5,630,000	USD		4.270% due 12/15/2010 (2)	5,559,789

			Merrill Lynch/Countrywide Commercial Mortgage Trust
			Series 2007-9, Class A4
5,300,000	USD		5.700% due 09/12/2049 (2)	3,953,739

			Morgan Stanley Capital I
			Series 2006-T23, Class A4
2,600,000	USD		5.984% due 08/12/2041 (1)(2)	2,067,851
			Series 2006-IQ12, Class A4
9,250,000	USD		5.332% due 12/15/2043 (2)	6,983,265
			Series 2007-IQ13, Class A4
12,050,000	USD		5.364% due 03/15/2044 (2)	8,868,935

				17,920,051

			Morgan Stanley Dean Witter Capital I
			Series 2001-TOP3, Class A4
476,879	USD		6.390% due 07/15/2033 (2)	460,778

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
	United States—Continued

			Series 2001-TOP5, Class A4
5,200,000	USD		6.390% due 10/15/2035 (2)	$4,984,643
			Series 2002-TOP7, Class A2
7,500,000	USD		5.980% due 01/15/2039 (2)	7,007,716

				12,453,137

			Morgan Stanley Mortgage Loan Trust
			Series 2004-9, Class 1A
2,887,222	USD		6.127% due 11/25/2034 (1)(2)	2,439,533

			PG&E Energy Recovery Funding LLC
			Series 2005-1, Class A2
2,371,546	USD		3.870% due 06/25/2011 (2)	2,368,059

			Prime Mortgage Trust
			Series 2004-CL1, Class 1A1
3,628,072	USD		6.000% due 02/25/2034 (2)	3,269,384

			Residential Accredit Loans
			Series 2003-QS10, Class A14
2,302,155	USD		4.500% due 05/25/2033 (2)	1,974,403

			SLM Student Loan Trust
			Series 2008-4, Class A1
5,430,542	USD		4.215% due 07/25/2013 (1)(2)	5,437,921
			Series 2007-2, Class A1
1,524,611	USD		3.515% due 04/25/2014 (1)(2)	1,497,433
			Series 2008-7, Class A1
5,802,863	USD		3.935% due 10/27/2014 (1)(2)	5,717,616
			Series 2005-6, Class A3
924,253	USD		3.585% due 04/25/2018 (1)(2)	923,270

				13,576,240

			Small Business Administration
			Series 2006-P10A, Class 1
773,615	USD		5.408% due 02/10/2016	759,832
			Series 2007-P10A, Class 1
5,991,885	USD		5.459% due 02/10/2017	5,851,193

				6,611,025

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
ASSET BACKED SECURITIES—Continued
	United States—Continued

			TIAA Seasoned Commercial Mortgage Trust
			Series 2007-C4, Class A3
7,500,000	USD		6.087% due 08/15/2039 (1)(2)	$6,355,339

			U-Haul S Fleet LLC
			Series 2007-BT1, Class BT
3,190,895	USD		5.559% due 02/25/2020 (2)(3)	2,707,450

			USAA Auto Owner Trust
			Series 2005-3, Class A4
5,677,809	USD		4.630% due 05/15/2012 (2)	5,578,710

				255,713,206
			Russia—0.1%
			CityMortgage MBS Finance B.V.
			Series 2006-1A, Class AFL
1,285,393	USD		5.894% due 09/10/2033 (1)(2)(3)	899,775

			TOTAL ASSET BACKED SECURITIES (Cost $297,568,066)	256,612,981

FOREIGN GOVERNMENT BONDS—0.8%
			Chile—0.5%
			Chile Government International Bond
6,410,000	USD		6.875% due 04/28/2009	6,569,609

			France—0.3%
			CCCE-Principal Certificate
1,400,000	USD		Zero Coupon due 05/01/2009	1,370,712

			France Government Bond
2,200,000	EUR		4.000% due 10/25/2038	2,487,178

				3,857,890

			TOTAL FOREIGN GOVERNMENT BONDS (Cost $10,768,208)	10,427,499

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Total Return Bond Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
REPURCHASE AGREEMENT—1.2%
		United States—1.2%
14,522,355	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with maturity value of $14,522,718, and an effective yield of 0.30%, collateralized by a U.S. Government and Agency Obligation, with a rate of 0.176% , a maturity of 12/11/2008, and an aggregate market value of $14,817,036. (Cost $14,522,355)		$14,522,355

		TOTAL INVESTMENTS—115.9% (Cost $1,585,042,290)		1,467,292,376
		OTHER ASSETS AND LIABILITIES (Net)—(15.9)%		(201,377,581)

		TOTAL NET ASSETS—100.0%		$1,265,914,795

Notes to the Portfolio of Investments:

(1)	Variable Rate Security.

(2)	Callable
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
†	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

Aggregate cost for federal income tax purposes was $1,585,797,743.

Glossary of Currencies

EUR	— Euro

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS October 31, 2008

Artio Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

06/02/09	AED	50,070,000	13,509,248	13,945,133	$(435,885)
11/24/08	EUR	150,000	190,003	220,701	(30,698)
11/04/08	JPY	5,662,744,513	57,585,928	53,990,000	3,595,928
12/19/08	JPY	1,409,062,000	14,359,491	13,600,000	759,491
02/04/09	JPY	3,668,606,737	37,464,470	37,459,803	4,667

Net unrealized appreciation on forward foreign exchange contracts to buy					$3,893,503

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

11/24/08	EUR	2,021,900	2,561,122	2,982,702	$421,581
11/04/08	JPY	5,662,744,513	57,585,928	56,187,693	(1,398,235)
12/19/08	JPY	1,409,062,000	14,359,491	13,262,384	(1,097,107)

Net unrealized depreciation on forward foreign exchange contracts to sell					$(2,073,761)

Glossary of Currencies

AED	— United Arab Emirates Dirham
EUR	— Euro
JPY	— Japanese Yen

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS — Industry Sector (Unaudited) October 31, 2008

Artio Total Return Bond Fund

At October 31, 2008, sector diversification of the Fund’s long-term investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
U.S. Government and Agency Obligations	62.8%	$795,293,270
Corporate Bonds	30.8	390,436,271
Asset Backed Securities	20.3	256,612,981
Foreign Government Bonds	0.8	10,427,499
Short-Term Investments	1.2	14,522,355

Total Investments	115.9	1,467,292,376
Other Assets and Liabilities (Net)	(15.9)	(201,377,581)

Net Assets	100.0%	$1,265,914,795

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—54.8%
			United States—38.1%

			Advanced Medical Optics
2,510,000	USD		7.500% due 05/01/2017 (1)	$1,669,150
3,845,000	USD		3.250% due 08/01/2026 (1)	1,480,325

				3,149,475

			AGCO Corp
2,320,000	EUR		6.875% due 04/15/2014 (1)	2,279,955

			Airgas Inc
4,450,000	USD		7.125% due 10/01/2018 (1)(2)	3,682,375

			Alliant Techsystems
4,970,000	USD		6.750% due 04/01/2016 (1)	4,125,100

			Allied Waste North America
1,240,000	USD		5.750% due 02/15/2011 (1)	1,147,000

			Allison Transmission
450,000	USD		11.000% due 11/01/2015 (1)(2)	283,500
5,732,000	USD		11.250% due 11/01/2015 (1)(2)	3,066,620

				3,350,120

			Aquila Inc
7,155,000	USD		7.950% due 02/01/2011 (1)	6,533,939

			Atlantic & Western Re, Series B
850,000	USD		10.133% due 01/09/2009 (2)(3)	837,250

			Biomet Inc
2,350,000	USD		10.000% due 10/15/2017 (1)	2,173,750

			Calabash Re II, Series A1
250,000	USD		11.219% due 01/08/2010 (2)(3)	248,763

			Calabash Re, Series A1
450,000	USD		11.311% due 06/01/2009 (2)(3)	452,228

			Calpine Generating
1,675,000	USD		Zero Coupon due 04/01/2010 (1)(4)	129,813

			Carillon Ltd, Series A1
830,000	USD		12.819% due 01/08/2010 (2)(3)	410,850

			Case New Holland
2,910,000	USD		6.000% due 06/01/2009 (1)	2,793,600

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Chesapeake Energy
4,210,000	EUR		6.250% due 01/15/2017 (1)	$3,283,173

			CHS/Community Health Systems
2,690,000	USD		8.875% due 07/15/2015 (1)	2,266,325

			Church & Dwight
1,245,000	USD		6.000% due 12/15/2012 (1)	1,142,288

			Citigroup Capital XXI, Multi-Coupon
2,050,000	USD		8.300% due 12/21/2057 (1)(3)	1,410,133

			CMS Energy
4,050,000	USD		8.500% due 04/15/2011 (1)	3,885,157

			Cooper-Standard Automotive
3,725,000	USD		7.000% due 12/15/2012 (1)	2,365,375

			CV Therapeutics
1,950,000	USD		3.250% due 08/16/2013 (1)	1,418,625

			DAE Aviation
3,350,000	USD		11.250% due 08/01/2015 (1)(2)	2,529,250

			Delphi Corp
1,500,000	USD		6.550% due 06/15/2006 (1)(4)	75,000

			Dex Media West, Series B
338,000	USD		9.875% due 08/15/2013 (1)	127,595

			Dresser-Rand Group
5,250,000	USD		7.375% due 11/01/2014 (1)	4,226,250

			Exide Technologies, Series B
6,425,000	USD		10.500% due 03/15/2013 (1)	4,915,125

			Ford Motor
2,940,000	USD		7.125% due 11/15/2025	808,500

			Ford Motor Credit
1,000,000	USD		7.375% due 02/01/2011	622,524

			Foundation Re, Series B
1,100,000	USD		4.757% due 01/06/2009 (2)(3)	1,090,375

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			General Motors
750,000	USD		7.125% due 07/15/2013 (1)	$256,875
3,550,000	USD		8.375% due 07/15/2033 (1)	1,171,500

				1,428,375

			Hawker Beechcraft Acquisition
6,110,000	USD		9.750% due 04/01/2017 (1)	3,452,150

			Helix 04
790,000	USD		9.162% due 06/30/2009 (2)(3)	776,096

			Hertz Corp
4,425,000	USD		10.500% due 01/01/2016 (1)	2,754,562

			Hexcel Corp
3,155,000	USD		6.750% due 02/01/2015 (1)	2,413,575

			IASIS Healthcare Capital
4,470,000	USD		8.750% due 06/15/2014 (1)	3,553,650

			Intcomex Inc
2,415,000	USD		11.750% due 01/15/2011 (1)	1,581,825

			Invacare Corp
4,100,000	USD		9.750% due 02/15/2015 (1)	3,710,500

			Jarden Corp
4,600,000	USD		7.500% due 05/01/2017 (1)	3,450,000

			JP Morgan Chase Capital XX, Series T
2,460,000	USD		6.550% due 09/29/2036 (1)	1,727,771

			K Hovnanian Enterprises
6,461,000	USD		8.625% due 01/15/2017 (1)	1,938,300

			KB Home
3,000,000	USD		5.875% due 01/15/2015 (1)	1,980,000
1,275,000	USD		6.250% due 06/15/2015 (1)	854,250

				2,834,250

			Koppers Holdings, Multi-Coupon
1,491,000	USD		Zero Coupon due 11/15/2014 (1)(3)(5)	1,200,255

			Level 3 Financing
3,955,000	USD		9.250% due 11/01/2014 (1)	2,274,125

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			MacDermid Inc
3,790,000	USD		9.500% due 04/15/2017 (1)(2)	$2,027,650

			Meritage Homes
4,610,000	USD		7.000% due 05/01/2014 (1)	2,835,150

			Mystic Re, Series A
985,000	USD		9.111% due 12/05/2008 (2)(3)	977,120

			Nalco Co
3,560,000	USD		7.750% due 11/15/2011 (1)	3,746,836

			NewMarket Corp
4,545,000	USD		7.125% due 12/15/2016 (1)	3,749,625

			NRG Energy
2,556,000	USD		7.375% due 02/01/2016 (1)	2,210,940

			PepsiCo Inc
1,250,000	USD		7.900% due 11/01/2018 (1)	1,321,052

			Redwood Capital X, Series D
870,000	USD		8.851% due 01/09/2009 (1)(2)(3)	868,173

			Residential Reinsurance
975,000	USD		9.561% due 06/06/2011 (2)(3)	955,744

			Stanadyne Corp, Series I
1,350,000	USD		10.000% due 08/15/2014 (1)	1,046,250

			Sunguard Data Systems
6,315,000	USD		10.250% due 08/15/2015 (1)	4,452,075

			Tartan Capital, Series B
675,000	USD		7.334% due 01/07/2009 (2)(3)	671,254

			Toll Corp
4,295,000	USD		8.250% due 02/01/2011 (1)	3,736,650

			Verso Paper, Series B
3,040,000	USD		9.125% due 08/01/2014 (1)	1,626,400

			Vought Aircraft Industries
5,890,000	USD		8.000% due 07/15/2011 (1)	4,446,950

			WCA Waste
4,725,000	USD		9.250% due 06/15/2014 (1)	3,898,125

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			United States—Continued

			Wynn Las Vegas Capital
6,105,000	USD		6.625% due 12/01/2014 (1)	$4,532,962

				137,678,303
			Brazil—2.8%
			CESP Companhia Energetica Sao Paulo
350,000	USD		9.250% due 08/11/2013 (2)	280,875
8,520,000	BRL		9.750% due 01/15/2015 (2)	3,237,600

				3,518,475

			Independencia International
3,160,000	USD		9.875% due 05/15/2015 (2)	1,469,400

			ISA Capital do Brasil
2,430,000	USD		8.800% due 01/30/2017 (1)(2)	1,761,750

			Petrobras International Finance
3,120,000	USD		5.875% due 03/01/2018 (1)	2,464,828
1,000,000	USD		8.375% due 12/10/2018	951,401

				3,416,229

				10,165,854
			Norway—2.5%
			Biofuel Energy
2,900,000	USD		10.000% due 06/07/2012 (1)	2,320,000

			Petromena ASA
5,500,000	USD		10.850% due 11/19/2010 (1)(2)	3,604,733

			Sea Production
5,900,000	USD		7.054% due 02/14/2012 (1)(2)(3)	3,097,500

				9,022,233
			Russia—1.8%
			ALROSA Finance
300,000	USD		8.875% due 11/17/2014 (2)	151,500
2,680,000	USD		8.875% due 11/17/2014	1,458,510

				1,610,010

			Evraz Group
4,760,000	USD		8.250% due 11/10/2015 (1)(2)	2,023,000

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Russia—Continued

			Norilsk Nickel Finance
560,000	USD		7.125% due 09/30/2009	$517,412

			Sibacademfinance (Ursabk)
1,400,000	USD		12.000% due 12/30/2011	350,000

			TNK-BP Finance
1,915,000	USD		7.500% due 07/18/2016 (2)	852,175
3,025,000	USD		6.625% due 03/20/2017 (2)	1,285,625

				2,137,800

				6,638,222
			United Kingdom—1.8%
			Ardagh Glass Finance
840,000	EUR		7.125% due 06/15/2017 (1)	569,862

			Ardagh Glass Finance BV
2,585,000	EUR		8.875% due 07/01/2013 (1)	2,097,863

			Eurus Ltd
645,000	USD		9.758% due 04/08/2009 (2)(3)	632,358

			Global Crossing UK Finance
2,167,000	GBP		11.750% due 12/15/2014 (1)	2,345,890

			Royal Bank of Scotland, Multi-Coupon
1,800,000	USD		7.640% due 09/29/2017 (1)(3)	862,306

				6,508,279
			Netherlands—1.5%
			Impress Holdings BV
3,085,000	EUR		8.443% due 09/15/2013 (1)(3)	2,718,796

			Sensata Technologies
6,965,000	EUR		9.000% due 05/01/2016 (1)	2,605,432

				5,324,228
			Canada—1.3%
			Gerdau Ameristeel
1,000,000	USD		10.375% due 07/15/2011 (1)	995,000

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Canada—Continued

			Shaw Communications
1,000,000	CAD		7.500% due 11/20/2013 (1)	$825,793
3,760,000	CAD		5.700% due 03/02/2017	2,736,943

				3,562,736

				4,557,736
			Germany—1.1%
			Unitymedia GmbH
3,770,000	EUR		10.125% due 02/15/2015 (1)	3,585,413
705,000	EUR		10.375% due 02/15/2015 (1)(2)	536,858

				4,122,271
			Denmark—0.7%
			Nordic Telephone
1,200,000	EUR		8.250% due 05/01/2016 (1)	943,430
1,900,000	EUR		8.250% due 05/01/2016 (1)(2)	1,493,764

				2,437,194
			France—0.5%
			Europcar Groupe
1,200,000	EUR		8.125% due 05/15/2014 (1)(2)	509,756
3,385,000	EUR		8.125% due 05/15/2014 (1)	1,437,938

				1,947,694
			Hungary—0.5%
			Invitel Holdings
703,553	EUR		13.568% due 04/15/2013 (1)(2)(3)	468,374
1,985,976	EUR		13.568% due 04/15/2013 (1)(3)	1,322,117

				1,790,491
			Greece—0.4%
			Hellas Telecommunications
2,265,000	EUR		8.818% due 10/15/2012 (Cost $3,170,462) (1)(3)	1,507,871
			Chile—0.4%
			Celulosa Arauco y Constitucion SA
1,580,000	USD		5.625% due 04/20/2015 (Cost $1,540,387) (1)	1,322,097

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
CORPORATE BONDS—Continued
			Chile—Continued

			Australia—0.3%
			Australis Ltd, Series 1
595,000	USD		6.791% due 02/03/2009 (2)(3)	$586,075

			Australis Ltd, Series 2
495,000	USD		6.441% due 03/24/2009 (2)(3)	487,451

				1,073,526
			Ireland—0.3%
			Osiris Capital, Series D3
1,000,000	USD		9.753% due 01/15/2010 (Cost $1,007,594) (2)(3)	993,850
			Kazakhstan—0.3%
			KazakhGold Group
1,605,000	USD		9.375% due 11/06/2013 (Cost $1,628,097) (1)	882,750
			Mexico—0.2%
			Axtel SAB de CV
1,170,000	USD		7.625% due 02/01/2017 (Cost $1,170,000) (1)(2)	798,525
			Spain—0.2%
			Ono Finance
2,155,000	EUR		10.500% due 05/15/2014 (Cost $3,018,041) (1)	778,805
			Japan—0.1%
			AKIBARE Ltd
485,000	USD		5.762% due 05/22/2012 (Cost $485,000) (2)(3)	478,234

			TOTAL CORPORATE BONDS (Cost $288,354,439)	198,028,163

BANK LOANS—18.5%
			United States—15.7%
			Astoria Generating Company Acquisitions
2,862,705	USD		4.998% due 02/23/2013 (3)	2,356,006
3,425,578	USD		6.960% due 08/23/2013 (3)	2,663,387

				5,019,393

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
BANK LOANS—Continued
			United States—Continued

			ATP Oil & Gas
2,184,059	USD		8.853% due 07/15/2011 (3)	$1,659,885
3,814,513	USD		8.500% due 07/15/2014 (3)	2,899,030

				4,558,915

			Community Health Systems
3,000,000	USD		Zero Coupon due 07/25/2014 (3)	2,265,660

			Covanta Energy Corp
2,295,332	USD		3.953% due 02/10/2014 (3)	1,912,776
4,446,570	USD		4.632% due 02/10/2014 (3)	3,705,474

				5,618,250

			Delphi Corp
5,615,000	USD		8.500% due 12/31/2008 (3)	3,565,525

			Delta Air Lines
4,190,000	USD		6.250% due 04/30/2014 (3)	2,409,250

			Federal-Mogul
1,540,000	USD		Zero Coupon due 12/27/2015 (3)	937,475

			Ford Motor
6,683,107	USD		7.590% due 12/16/2013 (3)	3,713,896

			Hawker Beechcraft
85,894	USD		3.662% due 03/26/2014 (3)	55,770
1,466,502	USD		5.762% due 03/26/2014 (3)	952,179

				1,007,949

			HBI Branded Apparel
6,080,000	USD		7.266% due 03/05/2014 (3)	4,762,665

			HCA Inc
5,270,776	USD		5.762% due 11/16/2012 (3)	4,465,665

			Helicon Cable
2,150,000	USD		5.800% due 07/31/2014 (3)	1,021,250

			NewPage Corp
5,411,239	USD		7.000% due 12/21/2014 (3)	4,417,893

			Progressive Moulded Products
1,875,631	USD		8.399% due 08/16/2011 (3)	487,664

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
BANK LOANS—Continued
			United States—Continued

			Spectrum Brands
109,077	USD		3.570% due 03/30/2013 (3)	$74,854
4,318,209	USD		7.582% due 03/30/2013 (3)	2,963,371

				3,038,225

			TXU Corp
4,168,446	USD		6.659% due 10/10/2014 (3)	3,269,912
2,832,846	USD		6.632% due 10/29/2014 (3)	2,229,983

				5,499,895

			Univision Communications
4,320,000	USD		5.250% due 09/29/2014 (3)	2,347,920

			Wrigley (Wm) Jr Company
1,880,000	USD		7.750% due 10/06/2014 (3)	1,786,470

				56,923,960
			Netherlands—1.7%
			UPC Broadband
9,104,599	EUR		7.008% due 12/31/2014 (Cost $9,724,350) (3)	6,087,170

				6,087,170
			Canada—1.1%
			Great Canadian Gaming
5,130,848	USD		4.304% due 02/13/2014 (Cost $5,113,553) (3)	4,002,062

			TOTAL BANK LOANS (Cost $90,561,055)	67,013,192

FOREIGN GOVERNMENT BONDS—2.2%
			Brazil—1.5%
			Brazil Notas do Tesouro Nacional, Series F
4,980,000	BRL		10.000% due 01/01/2010	2,206,197
2,600,000	BRL		10.000% due 01/01/2012	1,015,925

				3,222,122

			Brazil Notas do Tesouro Nacional, Series NTNB
5,164,316	BRL		6.000% due 08/15/2010	2,348,259

				5,570,381
			Colombia—0.5%
			Colombia Government International Bond
4,400,000,000	COP		12.000% due 10/22/2015	1,707,878

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued

			Mexico—0.2%
			Mexican Cetes, Series BI
7,000,000	MXN		Zero Coupon due 12/18/2008	$546,669

			TOTAL FOREIGN GOVERNMENT BONDS (Cost $9,821,663)	7,824,928

U.S. GOVERNMENT AND AGENCY OBLIGATIONS—2.1%
			United States—2.1%
			Federal Home Loan Mortgage Corporation
2,500,000	USD		4.500% due 01/15/2015	2,493,327
2,500,000	USD		4.375% due 07/17/2015	2,456,533

				4,949,860

			U.S. Treasury Bill
2,700,000	USD		0.19% due 12/04/2008	2,699,325

				7,649,185

			TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $7,735,054)	7,649,185

MUNICIPAL OBLIGATIONS—1.9%
			United States—1.9%
			Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2
2,250,000	USD		6.000% due 06/01/2042 (1)	1,509,300

			Florida State Turnpike Authority, Turnpike Revenue, Series A
870,000	USD		5.000% due 07/01/2022 (1)	865,685

			Maryland State Health & Higher Educational Facilities Authority Revenue, John Hopkins University, Series A
2,200,000	USD		5.000% due 07/01/2032 (1)	2,097,194

			Texas State Transportation Commission Mobility Fund, Series A
1,350,000	USD		4.750% due 04/01/2035 (1)	1,189,633

			University of California Revenue, Series L
1,375,000	USD		5.000% due 05/15/2040 (1)	1,220,175

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
MUNICIPAL OBLIGATIONS—Continued
			United States—Continued

			TOTAL MUNICIPAL OBLIGATIONS (Cost $7,758,500)	$6,881,987

Share
Amount
INVESTMENT FUNDS—0.9%
			Canada—0.9%
32,660	CAD		ARC Energy Trust	491,035
31,860	CAD		Crescent Point Energy Trust	731,350
26,570	CAD		NAL Oil & Gas Trust	213,941
21,690	CAD		Newalta Income Fund	152,527
22,600	CAD		Penn West Energy Trust	399,452
60,450	CAD		Progress Energy Trust	477,296
18,990	CAD		Vermilion Energy Trust	466,999
27,320	CAD		Zargon Energy Trust	382,887

			TOTAL INVESTMENT FUNDS (Cost $4,996,922)	3,315,487

Face
Value
FOREIGN GOVERNMENT COMPENSATION NOTE—0.1%
			Bulgaria—0.1%
1,575,213	BGN		Bulgaria Registered Compensation Vouchers (Cost $570,983)	286,151

Share
Amount
COMMON STOCKS—0.1%
			United States—0.1%
28,233	USD		Federal Mogul Class A (Cost $1,040,431)	202,431

WARRANTS—0.0%
			Norway—0.0%
			Biofuel Energy
136,474	USD		Zero Coupon due (Cost $0)	—
COMMERCIAL PAPER—2.8%
			United States—2.8%
			Hewlett Packard
5,000,000	USD		2.850% due 11/04/2008 (2)	4,987,459

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
COMMERCIAL PAPER—Continued
			United States—Continued

			Kraft Foods
5,000,000	USD		6.050% due 11/12/2008	$4,977,847

				9,965,306

			TOTAL COMMERCIAL PAPER (Cost $9,965,306)	9,965,306

REPURCHASE AGREEMENTS—17.1%
			United States—17.1%
61,730,693	USD		State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with a maturity value of $61,732,236 and an effective yield of 0.30%, collateralized by a U.S. Government Agency and Obligation, with a rate of 3.214%, a maturity of 12/26/2008 and an aggregate market value of $62,968,575. (Cost $61,730,693)	$61,730,693

			TOTAL INVESTMENTS—100.5% (Cost $482,535,046)	362,897,523
			OTHER ASSETS AND LIABILITIES (Net)—(0.5)%	(1,746,484)

			TOTAL NET ASSETS—100.0%	$361,151,039

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio Global High Income Fund

Notes to the Portfolio of Investments:

(1)	Callable
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(3)	Variable Rate Security.
(4)	Defaulted Security.
(5)	Step Bond
Aggregate cost for federal income tax purposes was $482,727,545.

Glossary of Currencies

BGN	— Bulgarien Lev
BRL	— Brazilian Real
CAD	— Canadian Dollar
COP	— Columbia Peso
EUR	— Euro
GBP	— British Pound Sterling
MXN	— Mexican Peso
USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS October 31, 2008

Artio Global High Income Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

	Contracts to Receive
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

12/01/08	AED	7,746,900	2,100,171	2,170,000	$(69,829)
11/04/08	BRL	8,400,000	3,943,724	3,971,631	(27,907)
12/19/08	CAD	515,000	423,588	484,934	(61,346)
12/29/08	CAD	1,265,000	1,040,700	1,115,084	(74,384)
11/03/08	EUR	150,030	190,245	193,943	(3,698)
11/04/08	EUR	527,225	668,548	671,948	(3,400)
12/19/08	EUR	1,300,000	1,645,976	1,870,180	(224,204)
12/29/08	EUR	11,470,000	14,521,273	15,430,139	(908,866)
12/29/08	GBP	540,000	869,577	872,740	(3,163)

Net unrealized depreciation on forward foreign exchange contracts to buy					$(1,376,797)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

	Contracts to Deliver
					Unrealized
Expiration	Local		Value in	In Exchange	Appreciation
Date	Currency		USD	for USD	(Depreciation)

12/01/08	AED	7,746,900	2,100,171	2,108,574	$8,403
11/04/08	BRL	8,400,000	3,943,724	3,652,174	(291,550)
12/02/08	BRL	8,300,000	3,856,537	3,890,321	33,784
12/19/08	CAD	1,770,860	1,456,534	1,655,211	198,677
12/29/08	CAD	8,130,000	6,688,453	7,861,149	1,172,696
12/19/08	EUR	527,225	667,538	671,052	3,514
12/29/08	EUR	39,920,000	50,539,600	58,522,720	7,983,120
12/29/08	GBP	2,130,000	3,429,999	3,922,395	492,396
12/18/08	MXN	7,000,000	544,726	506,109	(38,617)

Net unrealized appreciation on forward foreign exchange contracts to sell					$9,562,423

Glossary of Currencies

AED	— United Arab Emirates Dirham

BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound Sterling
MXN	— Mexican Peso

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited) October 31, 2008

Artio Global High Income Fund

At October 31, 2008, sector diversification of the Fund’s investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Corporate Bonds	54.8%	$198,028,163
Bank Loans	18.5	67,013,192
Commercial Paper	2.8	9,965,306
Foreign Government Bonds	2.2	7,824,928
U.S. Government and Agency Obligations	2.1	7,649,185
Municipal Obligations	1.9	6,881,987
Investment Funds	0.9	3,315,487
Foreign Government Compensation Notes	0.1	286,151
Common Stock	0.1	202,431
Short-term Investments	17.1	61,730,693

Total Investments	100.5	362,897,523
Other Assets and Liabilities (Net)	(0.5)	(1,746,484)*

Net Assets	100.0%	$361,151,039

*	Other Assets and Liabilities (Net) includes $(2,874,350) in net notional market value for swaps, which is (0.80)% of net assets.

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio U.S. Microcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—100.8%
		Diversified Financials—14.2%
7,660		Calamos Asset Management-Class A	$62,888
24,465		Epoch Holding	214,069
9,910		Evercore Partners-Class A	120,605
25,710		TICC Capital	89,985
11,365		TradeStation Group*	88,988

			576,535
		Health Care Equipment & Services—13.6%
3,835		ArthroCare Corp*	79,691
2,820		Exactech Inc*	56,964
3,565		Genoptix Inc*	119,213
5,280		Natus Medical*	80,784
3,910		SonoSite Inc*	82,384
4,030		Vnus Medical Technologies*	62,183
4,780		Volcano Corp*	74,329

			555,548
		Semiconductors & Semiconductor Equipment—10.3%
6,760		ATMI Inc*	82,201
5,260		Power Integrations*	110,407
66,130		RF Micro Devices*	131,599
5,175		Standard Microsystems*	93,202

			417,409
		Consumer Services—8.9%
44,074		Century Casinos*	52,889
7,500		Cheesecake Factory*	66,000
27,886		Morton’s Restaurant*	96,485
4,415		Red Robin Gourmet Burgers*	67,064
9,750		thinkorswim Group*	78,000

			360,438
		Capital Goods—8.8%
9,103		Harbin Electric*	74,554
3,840		KHD Humboldt Wedag*	65,587
4,920		MasTec Inc*	42,902
2,020		Middleby Corp*	81,588
5,790		Quanex Building Products	53,036
1,940		Sun Hydraulics	40,624

			358,291

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Microcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Energy—7.4%
6,670		BPZ Resources*	$66,033
4,170		Carrizo Oil & Gas*	97,536
11,520		Hercules Offshore*	83,981
13,360		Parallel Petroleum*	53,574

			301,124
		Consumer Durables & Apparel—5.2%
3,970		JAKKS Pacific*	88,809
4,560		Movado Group	69,357
3,200		True Religion Apparel*	53,600

			211,766
		Software & Services—4.5%
8,590		Perficient Inc*	47,159
5,745		SPSS Inc*	134,203

			181,362
		Banks—4.2%
1,372		Smithtown Bancorp	26,987
4,470		West Coast Bancorp	38,979
2,176		WSFS Financial	104,165

			170,131
		Retailing—3.5%
13,015		Bidz.com Inc*	87,852
5,590		Zumiez Inc*	54,558

			142,410
		Automobiles & Components—2.6%
17,266		Amerigon Inc*	82,877
4,580		Tenneco Inc*	22,488

			105,365
		Insurance—2.5%
4,510		CastlePoint Holdings	40,680
9,380		National Financial Partners	62,471

			103,151
		Commercial & Professional Services—2.5%
54,980		GlobalOptions Group*	101,163

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Microcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Real Estate—2.2%
6,090		Sun Communities REIT	$91,594
		Pharmaceuticals & Biotechnology—2.2%
3,000		Martek Biosciences	89,490
		Technology Hardware & Equipment—2.0%
8,580		Emulex Corp*	81,510
		Media—2.0%
11,410		Lions Gate Entertainment*	79,870
		Household & Personal Products—1.7%
6,120		Inter Parfums	71,359
		Transportation—1.5%
5,724		Celadon Group*	61,190
		Food, Beverage & Tobacco—1.0%
1,350		Green Mountain Coffee Roasters*	39,137

		TOTAL COMMON STOCKS (Cost $5,348,545)	4,098,843

Face
Value	Currency
REPURCHASE AGREEMENT — 3.1%
127,561	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with maturity value of $127,564, and an effective yield of 0.30%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.809%, a maturity of 09/01/2035 and an aggregate market value of $130,945. (Cost $127,561)	$127,561

		TOTAL INVESTMENTS—103.9% (Cost $5,476,106)	4,226,404
		OTHER ASSETS AND LIABILITIES (Net)—(3.9)%	(158,934)

		TOTAL NET ASSETS—100.0%	$4,067,470

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Microcap Fund

Notes to the Portfolio of Investments:

REIT Real Estate Investment Trust

*	Non-income producing security.
Aggregate cost for federal income tax purpose was $5,663,445.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited) October 31, 2008

Artio U.S. Microcap Fund

At October 31, 2008, sector diversification of the Fund’s long-term investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Financials	23.1%	$941,410
Consumer Discretionary	22.1	899,849
Information Technology	16.7	680,282
Healthcare	15.9	645,039
Industrials	12.8	520,643
Energy	7.4	301,124
Consumer Staples	2.7	110,496
Short-term Investments	3.1	127,561

Total Investments	103.9	4,226,404
Other Assets and Liabilities (Net)	(3.9)	(158,934)

Net Assets	100.0%	$4,067,470

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio U.S. Smallcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—100.2%
		Semiconductors & Semiconductor Equipment—12.1%
3,310		Hittite Microwave*	$108,469
15,320		Integrated Device Technology*	97,435
15,150		Maxim Integrated Products	206,040
5,340		Power Integrations*	112,087
52,375		RF Micro Devices*	104,226

			628,257

		Capital Goods—10.5%
4,310		Baldor Electric	75,683
7,070		BE Aerospace*	90,991
6,310		KHD Humboldt Wedag*	107,775
2,790		Middleby Corp*	112,688
1,800		Roper Industries	81,630
6,410		Titan Machinery*	79,356

			548,123

		Diversified Financials—8.7%
9,440		Calamos Asset Management-Class A	77,502
6,250		Evercore Partners-Class A	76,063
5,270		MSCI Inc-Class A*	90,855
5,690		optionsXpress Holdings	101,054
4,650		Raymond James Financial	108,299

			453,773

		Pharmaceuticals & Biotechnology—7.7%
2,410		Alexion Pharmaceuticals*	98,207
8,210		Cepheid Inc*	97,453
1,635		Myriad Genetics*	103,152
2,990		Perrigo Co	101,660

			400,472

		Health Care Equipment & Services—7.6%
4,845		ArthroCare Corp*	100,679
2,170		Gen-Probe Inc*	102,120
2,440		Masimo Corp*	78,056
2,415		NuVasive Inc*	113,722

			394,577

		Energy—6.7%
2,460		Arena Resources*	74,981
5,130		Carrizo Oil & Gas*	119,991

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Smallcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued
		Energy—Continued

10,760		Hercules Offshore*	$78,440
3,880		Petrohawk Energy*	73,526

			346,938

		Software & Services—5.8%
3,845		ANSYS Inc*	110,082
4,585		SPSS Inc*	107,106
11,100		ValueClick Inc*	82,140

			299,328

		Banks—5.5%
3,330		Columbia Banking System	53,014
4,218		Valley National Bancorp	80,142
8,810		West Coast Bancorp	76,823
1,590		WSFS Financial	76,113

			286,092

		Consumer Services—5.0%
9,405		Cheesecake Factory*	82,764
34,645		Morton’s Restaurant*	119,872
6,850		thinkorswim Group*	54,800

			257,436

		Retailing—4.9%
4,830		Dick’s Sporting Goods*	73,996
4,540		Guess? Inc	98,836
6,930		LKQ Corp*	79,279

			252,111

		Consumer Durables & Apparel—4.3%
940		Deckers Outdoor*	79,768
5,600		JAKKS Pacific*	125,272
1,030		Jarden Corp*	18,334

			223,374

		Food, Beverage & Tobacco—4.2%
2,450		Hormel Foods	69,237
2,430		J&J Snack Foods	76,205
1,580		J.M. Smucker	70,405

			215,847

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Smallcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Materials—3.7%
2,370		Cliffs Natural Resources	$63,966
1,430		Compass Minerals International	78,550
1,600		International Flavors & Fragrances	51,008

			193,524

		Commerical & Professional Services—2.5%
7,260		Geo Group*	128,212

		Technology Hardware & Equipment—2.4%
1,640		Mettler-Toledo International*	125,526

		Media—2.3%
17,060		Lions Gate Entertainment*	119,420

		Real Estate—1.7%
16,530		MFA Mortgage Investments REIT	90,915

		Telecommunication Services—1.4%
2,900		NII Holdings*	74,704

		Transportation—1.2%
2,060		Old Dominion Freight Line*	62,500

		Automobiles & Components—1.0%
5,470		Gentex Corp	52,457

		Household & Personal Products—1.0%
2,110		Herbalife Ltd	51,547

		TOTAL COMMON STOCKS (Cost $6,186,392)	5,205,133

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Smallcap Fund

Face			(Percentage of	Market
Value	Currency	Description	Net Assets)	Value (Note 2)
REPURCHASE AGREEMENT—6.5%
337,065	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with maturity value of $337,073, and an effective yield of 0.30%, collateralized by a U.S. Government and Agency Obligation, with a rate of 4.809%, a maturity of 09/01/2035, and an aggregate market value of $346,828. (Cost $337,065)		$337,065

		TOTAL INVESTMENTS—106.7% (Cost $6,523,457)		5,542,198
		OTHER ASSETS AND LIABILITIES (Net)—(6.7)%		(348,409)

		TOTAL NET ASSETS—100.0%		$5,193,789

Notes to the Portfolio of Investments:

REIT Real Estate Investment Trust

*	Non-income producing security.

Aggregate cost for federal income tax purposes was $6,608,761.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited) October 31, 2008

Artio U.S. Smallcap Fund

At October 31, 2008, sector diversification of the Fund’s long-term investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Information Technology	20.3%	$1,053,111
Consumer Discretionary	17.4	904,798
Financials	16.0	830,780
Healthcare	15.3	795,049
Industrials	14.2	738,835
Energy	6.7	346,938
Consumer Staples	5.1	267,394
Materials	3.7	193,524
Telecommunications	1.5	74,704
Short-term Investments	6.5	337,065

Total Investments	106.7	5,542,198
Other Assets and Liabilities (Net)	(6.7)	(348,409)

Net Assets	100.0%	$5,193,789

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio U.S. Midcap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—100.2%
	Semiconductors & Semiconductor Equipment—12.3%
4,560	Linear Technology		$103,421
17,190	Maxim Integrated Products		233,784
3,700	Microchip Technology		91,131
11,665	Nvidia Corp*		102,185

			530,521

	Software & Services—9.3%
13,540	Activision Blizzard*		168,708
6,610	Akamai Technologies*		95,052
290	MasterCard Inc-Class A		42,868
3,090	Salesforce.com Inc*		95,666

			402,294

	Retailing—9.1%
2,770	Abercrombie & Fitch-Class A		80,219
840	Amazon.com Inc*		48,082
4,110	GameStop Corp-Class A*		112,573
3,820	Guess? Inc		83,161
5,890	LKQ Corp*		67,382

			391,417

	Health Care Equipment & Services—9.0%
1,210	Becton Dickinson		83,974
1,170	CR Bard		103,253
715	Express Scripts*		43,336
1,320	Gen-Probe Inc*		62,119
7,800	Hologic Inc*		95,472

			388,154

	Energy—6.9%
1,720	Continental Resources*		55,711
1,620	Forest Oil*		47,320
2,130	Noble Corp		68,607
2,270	Petrohawk Energy*		43,017
1,830	Ultra Petroleum*		85,186

			299,841

	Food, Beverage & Tobacco—6.1%
2,430	Bunge Ltd		93,336
3,010	Hormel Foods		85,063

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Midcap Fund

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

Food, Beverage & Tobacco—Continued
1,690	Kellogg Co	$85,210

263,609
Diversified Financials—6.1%
2,540	Morgan Stanley	44,374
4,000	Raymond James Financial	93,160
3,160	T Rowe Price	124,946

262,480

Consumer Durables & Apparel—5.6%
7,480	Coach Inc*	154,088
1,880	Polo Ralph Lauren	88,680

242,768

Materials—5.1%
2,000	Cliffs Natural Resources	53,980
1,400	Freeport-McMoRan Copper & Gold	40,740
1,340	International Flavors & Fragrances	42,719
1,090	Mosaic Co	42,957
840	PPG Industries	41,647

222,043

Banks—5.0%
6,100	Fifth Third Bancorp	66,185
6,760	KeyCorp	82,675
4,310	New York Community Bancorp	67,494

216,354

Commerical & Professional Services—4.6%
4,360	Corrections Corp of America*	83,320
2,000	Stericycle Inc*	116,860

200,180

Pharmaceuticals & Biotechnology—3.6%
1,285	Celgene Corp*	82,574
2,090	Perrigo Co	71,060

153,634

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Midcap Fund

Share	(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

Real Estate—3.5%
5,840	Annaly Capital Management REIT	$81,176
2,050	Rayonier Inc REIT	67,814

148,990

Transportation—3.2%
1,225	CH Robinson Worldwide	63,431
2,260	Expeditors International of Washington	73,789

137,220

Consumer Services—2.8%
9,320	Starbucks Corp*	122,372

Capital Goods—2.5%
4,899	BE Aerospace*	63,050
2,590	Textron Inc	45,843

108,893

Technology Hardware & Equipment—2.1%

1,210	Mettler-Toledo International*	92,613

Telecommunication Services—1.4%
2,270	NII Holdings*	58,475

Household & Personal Products—1.0%
1,780	Avon Products	44,197

Automobiles & Components—1.0%
2,390	Johnson Controls	42,375

TOTAL COMMON STOCKS (Cost $5,175,279)	4,328,430

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Midcap Fund

Face
Value	Currency
REPURCHASE AGREEMENT—2.4%
103,989	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008, with a maturity value of $103,992 and an effective yield of 0.30% collateralized by a U.S. Government and Agency Obligation, with a rate of 4.809%, a maturity of 09/01/2035, and an aggregate market value of $106,172. (Cost $103,989)	$103,989

		TOTAL INVESTMENTS—102.6% (Cost $5,279,268)	4,432,419
		OTHER ASSETS AND LIABILITIES (Net)—(2.6)%	(111,079)

		TOTAL NET ASSETS—100.0%	$4,321,340

Notes to the Portfolio of Investments:

REIT Real Estate Investment Trust

*	Non-income producing security.

Aggregate cost for federal income tax purposes was $5,487,782.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited) October 31, 2008

Artio U.S. Midcap Fund

At October 31, 2008, sector diversification of the Fund’s long-term investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Information Technology	23.7%	$1,025,429
Consumer Discretionary	18.5	798,931
Financials	14.5	627,825
Healthcare	12.5	541,788
Industrials	10.3	446,292
Consumer Staples	7.1	307,806
Energy	7.0	299,841
Materials	5.2	222,043
Telecommunications	1.4	58,475
Short-term Investments	2.4	103,989

Total Investments	102.6	4,432,419
Other Assets and Liabilities (Net)	(2.6)	(111,079)

Net Assets	100.0%	$4,321,340

See Notes to Financial Statements.

Artio Global Funds  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2008

Artio U.S. Multicap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—99.5%
		Semiconductors & Semiconductor Equipment—11.4%
4,560		Linear Technology	$103,421
16,520		Maxim Integrated Products	224,672
13,155		Nvidia Corp*	115,238
28,400		RF Micro Devices*	56,516

			499,847

		Energy—10.0%
2,935		Carrizo Oil & Gas*	68,650
1,040		Devon Energy	84,094
1,320		Hess Corp	79,477
2,500		National-Oilwell Varco*	74,725
1,500		Noble Corp	48,315
1,810		Ultra Petroleum*	84,256

			439,517

		Pharmaceuticals & Biotechnology—10.0%
1,210		Celgene Corp*	77,754
2,170		Genentech Inc*	179,980
1,580		Gilead Sciences*	72,443
2,510		Teva Pharmaceutical Industries Sponsored ADR	107,629

			437,806

		Software & Services—10.0%
10,770		Activision Blizzard*	134,194
280		Google Inc-Class A*	100,621
550		MasterCard Inc-Class A	81,301
2,260		Salesforce.com Inc*	69,970
3,900		Yahoo! Inc*	49,998

			436,084

		Diversified Financials—9.6%
2,730		Bank of America	65,984
410		BlackRock Inc	53,849
3,600		Citigroup Inc	49,140
280		Goldman Sachs	25,900
2,710		Morgan Stanley	47,344
1,270		State Street	55,055
3,060		T Rowe Price	120,992

			418,264

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Multicap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Health Care Equipment & Services—6.0%
1,230		Becton Dickinson	$85,362
1,200		CR Bard	105,900
1,920		Medco Health Solutions*	72,864

			264,126

		Technology Hardware & Equipment—5.2%
1,300		Apple Inc*	139,867
1,130		Mettler-Toledo International*	86,490

			226,357

		Food, Beverage & Tobacco—4.6%
1,720		Kellogg Co	86,723
2,030		PepsiCo Inc	115,730

			202,453

		Telecommunication Services—3.7%

2,235		American Tower-Class A*	72,213
3,540		NII Holdings*	91,190

			163,403

		Capital Goods—3.6%
1,680		Emerson Electric	54,986
3,230		KHD Humboldt Wedag	55,169
830		United Technologies	45,617

			155,772

		Consumer Durables & Apparel—3.4%
7,230		Coach Inc*	148,938

		Transportation—3.3%
790		Burlington Northern Santa Fe	70,357
2,200		Expeditors International of Washington	71,830

			142,187

		Retailing—2.9%
850		Amazon.com Inc*	48,654
3,490		Guess? Inc	75,977

			124,631

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Multicap Fund

Share		(Percentage of	Market
Amount	Description	Net Assets)	Value (Note 2)
COMMON STOCKS—Continued

		Consumer Services—2.8%
9,280		Starbucks Corp*	$121,846

		Commerical & Professional Services—2.5%
1,895		Stericycle Inc*	110,725

		Media—2.4%
2,820		DIRECTV Group*	61,730
1,720		Walt Disney	44,548

			106,278

		Materials—2.1%
1,950		Cliffs Natural Resources	52,630
1,420		Freeport-McMoRan Copper & Gold	41,322

			93,952

		Food & Staples Retailing—2.1%
2,960		CVS Caremark	90,724

		Banks—1.6%
2,040		Wells Fargo	69,462

		Household & Personal Products—1.3%
900		Procter & Gamble	58,086

		Automobiles & Components—1.0%
2,430		Johnson Controls	43,084

		TOTAL COMMON STOCKS (Cost $4,999,860)	4,353,542

Face
Value	Currency
REPURCHASE AGREEMENT—0.8%
		REPURCHASE AGREEMENT—Continued
37,371	USD	State Street Bank and Trust Company Repurchase Agreement, dated 10/31/2008, due 11/03/2008 with a maturity value of $37,372 and an effective yield of 0.30% collateralized by a U.S. Government and Agency Obligation, with a rate of 4.809% maturity of 09/01/2035 and an aggregate market value of $38,930. (Cost $37,371)	$37,371

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2008

Artio U.S. Multicap Fund

Face		(Percentage of	Market
Value	Description	Net Assets)	Value (Note 2)
	TOTAL INVESTMENTS—100.3% (Cost $5,037,231)		$4,390,913
	OTHER ASSETS AND LIABILITIES (Net)—(0.3)%		(14,531)

	TOTAL NET ASSETS—100.0%		$4,376,382

Notes to the Portfolio of Investments:
ADR American Depositary Receipt

*	Non-income producing security.
Aggregate cost for federal income tax purposes was $5,182,029.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

PORTFOLIO OF INVESTMENTS–Industry Sector (Unaudited)	October 31, 2008

Artio U.S. Multicap Fund

At October 31, 2008, sector diversification of the Fund’s long-term investments were as follows:

	% of Net	Market
	Assets	Value (Note 2)

INDUSTRY SECTOR
Information Technology	26.7%	$1,162,287
Healthcare	16.1	701,932
Consumer Discretionary	12.5	544,777
Financials	11.1	487,726
Energy	10.0	439,517
Industrials	9.3	408,684
Consumer Staples	8.0	351,263
Telecommunications	3.7	163,403
Materials	2.1	93,953
Short-term investments	0.8	37,371

Total Investments	100.3	4,390,913
Other Assets and Liabilities (Net)	(0.3)	(14,531)

Net Assets	100.0%	$4,376,382

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2008

	Artio	Artio
	Global Equity	International Equity

ASSETS:
Investments in securities, at market value including market value of securities on loan of $15,023,562 and $493,953,955 respectively (Cost $88,655,162 and $10,606,959,821, respectively)	$73,944,116	$9,220,000,857
Affiliated securities (Cost $0 and $807,010,621, respectively)	—	558,428,807
Repurchase agreements (Cost $5,623,444 and $2,514,181,579, respectively)	5,623,444	2,514,181,579
Cash	290,774	176,861,687
Cash on deposit for broker (Note 2)	219,475	186,833,442
Foreign currency, at market value (Cost $1,879,233 and $336,760,880, respectively)	1,881,926	337,897,202
Receivables:
Investments sold	7,667,035	693,622,753
Fund shares sold	62,364	22,673,573
Interest and dividends	129,203	22,378,819
Tax reclaim	37,617	6,044,175
Daily variation margin on open financial futures contracts	34,794	109,254,113
Unrealized appreciation on forward foreign exchange contracts	2,065,292	620,641,130
Unrealized appreciation on open swap contracts	75,032	60,882,914
Prepaid expense	3,511	154,074

Total Assets	92,034,583	14,529,855,125

LIABILITIES:
Payables:
Investments purchased	11,217,148	1,773,320,792
Fund shares repurchased	1,193	19,909,912
Collateral for securities loaned (Note 2)	15,375,404	520,820,725
Investment advisory fee (Note 3)	42,765	9,408,008
Written options outstanding, at value (Premium $6,561 and $4,290,820, respectively) (Note 2)	1,444	1,509,362
Unrealized depreciation on forward foreign exchange contracts	1,627,230	398,488,502
Unrealized depreciation on open swap contracts	8,381	42,243,324
Accrued expenses and other payables	197,261	894,380

Total Liabilities	28,470,826	2,766,595,005

NET ASSETS	$63,563,757	$11,763,260,120

NET ASSETS Consist of:
Par value	$2,314	$473,813
Paid in capital in excess of par value	214,539,396	14,399,238,119
Undistributed net investment loss	(35,660)	(145,448,587)
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(136,836,823)	(1,114,964,698)
Net unrealized depreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(14,105,470)	(1,376,038,527)

NET ASSETS	$63,563,757	$11,763,260,120

Class A	$16,045,452	$4,884,851,489

Class I	$47,518,305	$6,878,408,631

SHARES OUTSTANDING (Note 7)
Class A	589,296	199,696,988

Class I	1,724,517	274,116,311

† NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$27.23	$24.46

Class I	$27.55	$25.09

†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares and Class I shares was $24.44 and $25.07, respectively. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year end. (See: Subsequent Event Note)
The reported NAV for shareholder transaction activity for Global Equity Fund Class A shares and Class I shares was $27.23 and $27.56, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (Continued)	October 31, 2008

	Artio		Artio
	International Equity II		Total Return Bond

ASSETS:
Investments in securities, at market value including market value of securities on loan of $362,277,041 and $0 respectively (Cost $6,741,367,551 and $1,570,519,935, respectively)	$5,282,062,073		$1,452,770,021
Repurchase agreements (Cost $732,448,035 and $14,522,355, respectively)	732,448,035		14,522,355
Cash	215,864,906		—
Cash on deposit for broker (Note 2)	96,197,723		985,999
Foreign currency, at market value (Cost $913,053,704 and $495,557, respectively)	914,179,826		320,977
Receivables:
Investments sold	492,325,462		32,522,925
Fund shares sold	24,377,885		59,424,116
Interest and dividends	11,542,630		12,734,044
Tax reclaim	2,563,640		—
Daily variation margin on open financial futures contracts	—		81,563
Receivable on closed swap contracts	54,545		—
Unrealized appreciation on forward foreign exchange contracts	385,018,551		4,781,667
Unrealized appreciation on open swap contracts	51,044,196		—
Prepaid expense	81,789		15,248

Total Assets	8,207,761,261		1,578,158,915

LIABILITIES:
Payables:
Investments purchased	1,021,859,692		304,390,156
Fund shares repurchased	11,555,204		4,066,467
Daily variation margin on open financial futures contracts	10,845,091		—
Dividends payable	—		60
Collateral for securities loaned (Note 2)	381,648,933		—
Investment advisory fee (Note 3)	5,123,817		382,005
Written options outstanding, at value (Premium $2,297,798 and $0, respectively) (Note 2)	595,561		—
Unrealized depreciation on forward foreign exchange contracts	245,993,855		2,961,925
Unrealized depreciation on open swap contracts	595,790		—
Accrued expenses and other payables	1,813,668		443,507

Total Liabilities	1,680,031,611		312,244,120

NET ASSETS	$6,527,729,650		$1,265,914,795

NET ASSETS Consist of:
Par value	$639,415		$103,779
Paid in capital in excess of par value	9,760,775,689		1,370,219,554
Undistributed net investment income (loss)	22,382,409		(629,642)
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(1,987,271,465)		12,665,593
Net unrealized depreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(1,268,796,398)		(116,444,489)

NET ASSETS	$6,527,729,650		$1,265,914,795

Class A	$1,309,001,566		$302,869,417

Class I	$5,218,728,084		$963,045,378

SHARES OUTSTANDING (Note 7)
Class A	128,933,466		24,814,979

Class I	510,481,426		78,964,493

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.15	†	$12.21

Class I	$10.22	†	$12.20

†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares and Class I shares was $10.16 and $10.23, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (Continued)	October 31, 2008

	Artio	Artio
	Global High Income	U.S. Microcap

ASSETS:
Investments in securities, at market value (Cost $420,804,353 and $5,348,545, respectively)	$301,166,830	$4,098,843
Repurchase agreements (Cost $61,730,693 and $127,561, respectively)	61,730,693	127,561
Foreign currency, at market value (Cost $331,710 and $0, respectively)	294,727	—
Receivables:
Investments sold	—	269,291
Fund shares sold	2,928,626	50
Interest and dividends	7,989,173	735
Receivable on closed swap contracts	92,321	—
Unrealized appreciation on forward foreign exchange contracts	9,892,589	—
Prepaid expense	4,528	51

Total Assets	384,099,487	4,496,531

LIABILITIES:
Due to custodian	2,071,993	—
Payables:
Investments purchased	15,058,353	372,928
Fund shares repurchased	871,568	565
Investment advisory fee (Note 3)	181,000	5,180
Unrealized depreciation on forward foreign exchange contracts	1,706,963	—
Unrealized depreciation on open swap contracts	2,874,350	—
Accrued expenses and other payables	184,221	50,388

Total Liabilities	22,948,448	429,061

NET ASSETS	$361,151,039	$4,067,470

NET ASSETS Consist of:
Par value	$45,611	$673
Paid in capital in excess of par value	475,214,379	6,839,305
Undistributed net investment income (loss)	2,545,139	(31,446)
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(2,004,638)	(1,491,360)
Net unrealized depreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(114,649,452)	(1,249,702)

NET ASSETS	$361,151,039	$4,067,470

Class A	$139,340,410	$2,021,111

Class I	$221,810,629	$2,046,359

SHARES OUTSTANDING (Note 7)
Class A	17,236,809	334,582

Class I	28,373,933	338,030

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$8.08	$6.04 †

Class I	$7.82	$6.05 †

†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for U.S. Microcap Fund Class A shares and Class I shares was $6.04 and $6.06, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (Continued)	October 31, 2008

	Artio	Artio
	U.S. Smallcap	U.S. Midcap

ASSETS:
Investments in securities, at market value (Cost $6,186,392 and $5,175,279, respectively)	$5,205,133	$4,328,430
Repurchase agreements (Cost $337,065 and $103,989, respectively)	337,065	103,989
Cash	14,150	—
Receivables:
Investments sold	546,233	369,577
Fund shares sold	—	79
Interest and dividends	62	508
Prepaid expense	62	53

Total Assets	6,102,705	4,802,636

LIABILITIES:
Payables:
Investments purchased	688,808	430,747
Fund shares repurchased	163,167	597
Investment advisory fee (Note 3)	6,358	2,910
Accrued expenses and other payables	50,583	47,042

Total Liabilities	908,916	481,296

NET ASSETS	$5,193,789	$4,321,340

NET ASSETS Consist of:
Par value	$821	$634
Paid in capital in excess of par value	7,938,498	6,546,012
Undistributed net investment loss	(31,446)	(28,463)
Accumulated net realized loss on investments sold	(1,732,825)	(1,349,994)
Net unrealized depreciation on investments	(981,259)	(846,849)

NET ASSETS	$5,193,789	$4,321,340

Class A	$2,743,381	$2,095,647

Class I	$2,450,408	$2,225,693

SHARES OUTSTANDING (Note 7)
Class A	434,225	307,799

Class I	387,095	326,462

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$6.32	$6.81

Class I	$6.33	$6.82

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2008

Artio
U.S. Multicap

ASSETS:
Investments in securities, at market value (Cost $4,999,860)	$4,353,542
Repurchase agreements (Cost $37,371)	37,371
Receivables:
Investments sold	245,083
Fund shares sold	245
Interest and dividends	1,423
Prepaid expense	51

Total Assets	4,637,715

LIABILITIES:
Payables:
Investments purchased	210,168
Fund shares repurchased	612
Investment advisory fee (Note 3)	1,913
Accrued expenses and other payables	48,640

Total Liabilities	261,333

NET ASSETS	$4,376,382

NET ASSETS Consist of:
Par value	$631
Paid in capital in excess of par value	6,535,043
Undistributed net investment loss	(26,600)
Accumulated net realized loss on investments sold	(1,486,374)
Net unrealized depreciation on investments	(646,318)

NET ASSETS	$4,376,382

Class A	$2,047,922

Class I	$2,328,460

SHARES OUTSTANDING (Note 7)
Class A	295,643

Class I	335,408

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$6.93

Class I	$6.94

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2008

	Artio	Artio
	Global Equity	International Equity

INVESTMENT INCOME:
Interest	$69,405	$37,201,994
Security lending income	83,338	22,186,534
Dividends, from unaffiliated issuers†	1,885,277	434,963,715
Dividends, from affiliated issuers††	—	28,849,157

Total investment income	2,038,020	523,201,400

EXPENSES:
Investment advisory fee (Note 3)	851,891	186,511,943
Custody fees	149,112	20,291,971
Administration fees	239,504	1,250
Professional fees	30,742	1,503,423
Trustees’ fees and expenses	3,891	867,702
Registration and filing fees	60,116	190,593
Shareholder reports	20,211	1,070,873
Insurance premium expense	953	173,965
Commitment fee	5,035	—
Compliance expense	799	174,304
Miscellaneous fees	6,304	133,330

Total expenses common to all classes	1,368,558	210,919,354

Transfer agent fees
Class A	16,647	1,000,541
Class I	6,037	355,597
Class R	5,000	—
Consultant Class	5,000	—
Distribution and shareholder servicing fees (Note 4)
Class A	81,977	21,149,608
Class R	7	—
Consultant Class	9	—

Total gross expenses	1,483,235	233,425,100

Custody offset arrangement (Note 3)	(45,370)	(20,051,811)
Expenses reimbursed by investment advisor (Note 3)	(265,177)	—
Expenses waived by investment advisor (Note 3)	(2,119)	(478,801)

Net expenses	1,170,569	212,894,488

NET INVESTMENT INCOME	867,451	310,306,912

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized gain (loss) on:
Investments	(21,944,204)	(304,164,995)
Financial futures contracts and synthetic futures	(1,393)	(659,558,540)
Written options	69,325	26,685,266
Swap contracts	(75,584)	(103,228,757)
Forward foreign exchange contracts	(987,287)	(356,298,630)
Foreign currency transactions	(195,948)	(9,977,793)

Net realized loss on investments	(23,135,091)	(1,406,543,449)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,350,923)	(10,594,566,055)
Financial futures contracts and synthetic futures	(62,074)	(50,185,772)
Written options	5,117	2,781,458
Swap contracts	66,651	(35,796,676)
Forward foreign exchange contracts	858,475	367,200,172
Foreign currency transactions	2,133	12,450,954

Net change in unrealized depreciation of investments	(22,480,621)	(10,298,115,919)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(45,615,712)	(11,704,659,368)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,748,261)	$(11,394,352,456)

†	Net of foreign withholding taxes of $150,940 and $46,929,682 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
††	Net of foreign withholding taxes of $0 and $4,095,428 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended October 31, 2008

	Artio	Artio
	International Equity II	Total Return Bond

INVESTMENT INCOME:
Interest	$15,460,035	$58,660,561
Security lending income	9,812,341	—
Dividends†	207,091,274	—

Total investment income	232,363,650	58,660,561

EXPENSES:
Investment advisory fee (Note 3)	85,993,745	4,647,521
Custody fees	7,460,563	354,294
Administration fees	124,604	104,404
Professional fees	696,686	112,768
Trustees’ fees and expenses	390,206	52,330
Registration and filing fees	327,640	114,214
Shareholder reports	782,002	116,870
Insurance premium expense	63,011	6,405
Commitment fee	—	10,195
Compliance expense	84,540	12,283
Miscellaneous fees	57,698	12,144

Total expenses common to all classes	95,980,695	5,543,428

Transfer agent fees
Class A	668,306	74,445
Class I	440,490	36,402
Class R	—	5,000
Consultant Class	—	5,000
Distribution and shareholder servicing fees (Note 4)
Class A	4,900,788	712,793
Class R	—	12
Consultant Class	—	8

Total gross expenses	101,990,279	6,377,088

Custody offset arrangement (Note 3)	(7,203,830)	(9,629)
Expenses reimbursed by investment advisor (Note 3)	—	(216,304)
Expenses waived by investment advisor (Note 3)	(239,239)	(33,328)

Net expenses	94,547,210	6,117,827

NET INVESTMENT INCOME	137,816,440	52,542,734

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(1,458,783,268)	16,262,184
Financial futures contracts and synthetic futures	(463,398,884)	(74,493)
Written options	13,853,966	—
Swap contracts	(37,619,820)	—
Forward foreign exchange contracts	(135,990,880)	4,902,980
Foreign currency transactions	(542,662)	(586,431)

Net realized gain (loss) on investments	(2,082,481,548)	20,504,240

Net change in unrealized appreciation (depreciation) on:
Investments	(3,247,426,196)	(127,987,165)
Financial futures contracts and synthetic futures	(29,437,660)	(340,261)
Written options	1,702,237	—
Swap contracts	50,448,406	—
Forward foreign exchange contracts	186,326,316	(5,414,721)
Foreign currency transactions	7,837,351	(200,451)

Net change in unrealized depreciation of investments	(3,030,549,546)	(133,942,598)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,113,031,094)	(113,438,358)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,975,214,654)	$(60,895,624)

†	Net of foreign withholding taxes of $23,889,734 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended October 31, 2008

	Artio	Artio
	Global High Income	U.S. Microcap

INVESTMENT INCOME:
Interest	$23,879,024	$3,066
Dividends†	444,317	33,276

Total investment income	24,323,341	36,342

EXPENSES:
Investment advisory fee (Note 3)	2,137,505	74,496
Custody fees	151,140	17,163
Administration fees	33,024	21,795
Professional fees	51,205	25,800
Trustees’ fees and expenses	13,836	242
Registration and filing fees	95,277	45,432
Shareholder reports	32,718	216
Insurance premium expense	1,616	48
Commitment fee	10,167	—
Compliance expense	3,627	15
Miscellaneous fees	7,604	2,134

Total expenses common to all classes	2,537,719	187,341

Transfer agent fees
Class A	52,354	12,051
Class I	10,552	5,047
Consultant Class	5,000	5,000
Distribution and shareholder servicing fees (Note 4)
Class A	307,497	7,441
Consultant Class	10	8

Total gross expenses	2,913,132	216,888

Custody offset arrangement (Note 3)	(51,546)	—
Expenses reimbursed by investment advisor (Note 3)	(169,010)	(118,413)
Expenses waived by investment advisor (Note 3)	(9,695)	(141)

Net expenses	2,682,881	98,334

NET INVESTMENT INCOME (LOSS)	21,640,460	(61,992)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(2,243,188)	(1,490,784)
Swap contracts	1,591,840	—
Forward foreign exchange contracts	334,751	—
Foreign currency transactions	438,109	—

Net realized gain (loss) on investments	121,512	(1,490,784)

Net change in unrealized appreciation (depreciation) on:
Investments	(123,193,342)	(1,886,021)
Swap contracts	(2,725,018)	—
Forward foreign exchange contracts	8,316,830	—
Foreign currency transactions	(429,517)	—

Net change in unrealized depreciation of investments	(118,031,047)	(1,886,021)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(117,909,535)	(3,376,805)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(96,269,075)	$(3,438,797)

†	Net of foreign withholding taxes of $78,409 and $0 for the Artio Global High Income Fund and Artio U.S. Microcap Fund, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended October 31, 2008

	Artio	Artio
	U.S. Smallcap	U.S. Midcap

INVESTMENT INCOME:
Interest	$2,377	$1,802
Dividends†	81,551	78,752

Total investment income	83,928	80,554

EXPENSES:
Investment advisory fee (Note 3)	67,048	50,906
Custody fees	16,881	15,242
Administration fees	27,227	16,656
Professional fees	25,883	25,828
Trustees’ fees and expenses	285	258
Registration and filing fees	45,415	45,419
Shareholder reports	361	271
Insurance premium expense	81	50
Compliance expense	20	57
Miscellaneous fees	2,137	2,133

Total expenses common to all classes	185,338	156,820

Transfer agent fees
Class A	12,072	12,053
Class I	5,054	5,053
Consultant Class	5,000	5,000
Distribution and shareholder servicing fees (Note 4)
Class A	9,231	7,728
Consultant Class	8	9

Total gross expenses	216,703	186,663

Custody offset arrangement (Note 3)	—	(221)
Expenses reimbursed by investment advisor (Note 3)	(120.752)	(110,193)
Expenses waived by investment advisor (Note 3)	(170)	(154)

Net expenses	95,781	76,095

NET INVESTMENT INCOME (LOSS)	(11,853)	4,459

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss on:
Investments	(1,725,268)	(1,351,480)

Net realized loss on investments	(1,725,268)	(1,351,480)

Net change in unrealized depreciation on:
Investments	(1,899,865)	(1,780,265)

Net change in unrealized depreciation of investments	(1,899,865)	(1,780,265)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,625,133)	(3,131,745)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,636,986)	$(3,127,286)

†	Net of foreign withholding taxes of $156 and $114 for the Artio U.S. Smallcap Fund and Artio U.S. Midcap Fund, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2008

Artio
U.S. Multicap

INVESTMENT INCOME:
Interest	$1,186
Dividends†	67,167

Total investment income	68,353

EXPENSES:
Investment advisory fee (Note 3)	46,834
Custody fees	14,806
Administration fees	18,875
Professional fees	25,818
Trustees’ fees and expenses	254
Registration and filing fees	45,419
Shareholder reports	606
Insurance premium expense	50
Compliance expense	56
Miscellaneous fees	2,134

Total expenses common to all classes	154,852

Transfer agent fees
Class A	12,049
Class I	5,052
Consultant Class	5,000
Distribution and shareholder servicing fees (Note 4)
Class A	7,345
Consultant Class	9

Total gross expenses	184,307

Expenses reimbursed by investment advisor (Note 3)	(112,886)
Expenses waived by investment advisor (Note 3)	(149)

Net expenses	71,272

NET INVESTMENT LOSS	(2,919)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss on:
Investments	(1,482,540)

Net realized loss on investments	(1,482,540)

Net change in unrealized depreciation on:
Investments	(1,508,727)

Net change in unrealized depreciation of investments	(1,508,727)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,991,267)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,994,186)

†	Net of foreign withholding taxes of $487 for the Artio U.S. Multicap Fund.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio Global Equity Fund Inc.

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$867,451	$677,280
Net realized gain (loss) on investments	(23,135,091)	10,271,893
Net change in unrealized appreciation (depreciation) of investments	(22,480,621)	4,869,986

Net increase (decrease) in net assets resulting from operations	(44,748,261)	15,819,159

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(69,201)
Class I	(300,285)
Class R	(20)
Consultant Class	(20)

Total distributions to shareholders	(369,526)	—

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	8,996,828	9,518,604
Class I	24,168,382	59,719,862
Class R	1,010	—
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	57,112	—
Class I	227,284	—
Class R	20	—
Consultant Class	20	—
Cost of shares redeemed
Class A	(17,578,810)	(7,378,540)
Class I	(20,218,769)	(24,100,668)
Class R	(597)	—
Consultant Class	(596)	—

Net increase (decrease) from Fund share transactions	(4,347,106)	37,759,258

Net increase (decrease) in net assets	(49,464,893)	53,578,417

NET ASSETS
Beginning of year	113,028,650	59,450,233

End of year (including undistributed net investment income of $(35,660) and $526,656, respectively)	$63,563,757	$113,028,650

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio International Equity Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$310,306,912	$397,713,966
Net realized gain (loss) on investments	(1,406,543,449)	2,639,947,789
Net change in unrealized appreciation (depreciation) of investments	(10,298,115,919)	3,725,410,913

Net increase (decrease) in net assets resulting from operations	(11,394,352,456)	6,763,072,668

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(159,458,420)	(59,400,112)
Class I	(238,477,841)	(97,389,687)
Distributions from realized gain
Class A	(1,170,523,883)	(880,815,538)
Class I	(1,508,138,937)	(1,057,761,836)

Total distributions to shareholders	(3,076,599,081)	(2,095,367,173)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	893,997,235	1,611,747,637
Class I	1,392,012,727	2,352,325,275
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	1,246,272,637	885,050,416
Class I	1,508,761,824	1,012,198,966
Cost of shares redeemed
Class A	(2,716,330,531)	(1,990,356,059)
Class I	(3,020,676,534)	(1,778,609,637)

Net increase (decrease) from Fund share transactions	(695,962,642)	2,092,356,598

Net increase (decrease) in net assets	(15,166,914,179)	6,760,062,093

NET ASSETS
Beginning of year	26,930,174,299	20,170,112,206

End of year (including undistributed net investment income of $(145,448,587) and $263,404,052, respectively)	$11,763,260,120	$26,930,174,299

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio International Equity Fund II

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$137,816,440	$130,866,952
Net realized gain (loss) on investments	(2,082,481,548)	109,187,452
Net change in unrealized appreciation (depreciation) of investments	(3,030,549,546)	1,414,646,345

Net increase (decrease) in net assets resulting from operations	(4,975,214,654)	1,654,700,749

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(15,166,313)	(1,953,851)
Class I	(75,653,553)	(11,447,304)
Distributions from realized gain
Class A	(29,650,459)	(2,983,592)
Class I	(120,095,288)	(10,064,024)

Total distributions to shareholders	(240,565,613)	(26,448,771)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	1,321,755,001	1,254,778,148
Class I	3,516,468,830	4,517,095,068
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	40,734,425	4,509,126
Class I	135,373,131	16,754,682
Cost of shares redeemed
Class A	(970,647,441)	(335,414,636)
Class I	(2,033,638,610)	(514,794,780)

Net increase from Fund share transactions	2,010,045,336	4,942,927,608

Net increase (decrease) in net assets	(3,205,734,931)	6,571,179,586

NET ASSETS
Beginning of year	9,733,464,581	3,162,284,995

End of year (including undistributed net investment income of $(22,382,409) and $110,928,766, respectively)	$6,527,729,650	$9,733,464,581

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio Total Return Bond Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$52,542,734	$31,898,502
Net realized gain on investments	20,504,240	6,198,398
Net change in unrealized appreciation (depreciation) of investments	(133,942,598)	13,147,860

Net increase (decrease) in net assets resulting from operations	(60,895,624)	51,244,760

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(13,866,138)	(4,751,855)
Class I	(52,826,865)	(26,752,826)
Class R	(55)	—
Consultant Class	(53)	—

Total distributions to shareholders	(66,693,111)	(31,504,681)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	299,005,628	79,050,470
Class I	721,424,984	487,023,641
Class R	1,010	—
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	12,878,273	4,318,464
Class I	33,841,801	17,281,842
Class R	54	—
Consultant Class	55	—
Cost of shares redeemed
Class A	(125,593,971)	(41,786,343)
Class I	(477,662,128)	(138,938,609)
Class R	(961)	—
Consultant Class	(959)	—

Net increase from Fund share transactions	463,894,796	406,949,465

Net increase in net assets	336,306,061	426,689,544

NET ASSETS
Beginning of year	929,608,734	502,919,190

End of year (including undistributed net investment (loss) income of $(629,642) and $7,891,905, respectively)	$1,265,914,795	$929,608,734

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio Global High Income Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$21,640,460	$11,689,934
Net realized gain (loss) on investments	121,512	(973,107)
Net change in unrealized appreciation (depreciation) of investments	(118,031,047)	1,639,722

Net increase (decrease) in net assets resulting from operations	(96,269,075)	12,356,549

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(7,977,842)	(4,072,440)
Class I	(13,485,115)	(6,532,304)
Consultant Class	(56)	—
Distributions from realized gain
Class A	—	(420,733)
Class I	—	(457,444)
Return of capital
Class A	—	(448,526)
Class I	—	(719,449)

Total distributions to shareholders	(21,463,013)	(12,650,896)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	193,918,312	79,811,932
Class I	229,788,508	133,818,463
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	7,217,074	4,232,194
Class I	6,481,358	3,403,772
Consultant Class	56	—
Cost of shares redeemed
Class A	(110,526,895)	(35,767,124)
Class I	(95,113,250)	(19,116,348)
Consultant Class	(783)	—

Net increase from Fund share transactions	231,765,390	166,382,889

Net increase in net assets	114,033,302	166,088,542

NET ASSETS
Beginning of year	247,117,737	81,029,195

End of year (including undistributed net investment income of $2,545,139 and $241,430, respectively)	$361,151,039	$247,117,737

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio U.S. Microcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(61,992)	$(52,659)
Net realized gain (loss) on investments	(1,490,784)	859,303
Net change in unrealized appreciation (depreciation) of investments	(1,886,021)	2,200

Net increase (decrease) in net assets resulting from operations	(3,438,797)	808,844

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from realized gain
Class A	(415,935)	—
Class I	(421,345)	—
Consultant Class	(149)	—

Total distributions to shareholders	(837,429)	—

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	103,338	1,033,965
Class I	202,765	528,215
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	414,730	—
Class I	418,948	—
Consultant Class	149	—
Cost of shares redeemed
Class A	(133,056)	(605,058)
Class I	(121,945)	(79,393)
Consultant Class	(565)	—

Net increase from Fund share transactions	885,374	877,729

Net increase (decrease) in net assets	(3,390,852)	1,686,573

NET ASSETS
Beginning of year	7,458,322	5,771,749

End of year (including undistributed net investment loss of $(31,446) and $(33,916), respectively)	$4,067,470	$7,458,322

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio U.S. Smallcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(11,853)	$(53,176)
Net realized gain (loss) on investments	(1,725,268)	1,800,207
Net change in unrealized appreciation (depreciation) of investments	(1,899,865)	457,173

Net increase (decrease) in net assets resulting from operations	(3,636,986)	2,204,204

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class I	—	(1,456)
Distributions from realized gain
Class A	(898,222)	(47,337)
Class I	(886,173)	(46,110)
Consultant Class	(306)	—

Total distributions to shareholders	(1,784,701)	(94,903)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	612,375	5,152,744
Class I	217,869	421,237
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	890,036	47,337
Class I	886,050	47,144
Consultant Class	306	—
Cost of shares redeemed
Class A	(303,461)	(4,914,765)
Class I	(100,410)	(35,479)
Consultant Class	(601)	—

Net increase from Fund share transactions	2,203,174	718,218

Net increase (decrease) in net assets	(3,218,513)	2,827,519

NET ASSETS
Beginning of year	8,412,302	5,584,783

End of year (including undistributed net investment loss of $(31,446) and $(33,916), respectively)	$5,193,789	$8,412,302

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio U.S. Midcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,459	$42,297
Net realized gain (loss) on investments	(1,351,480)	579,568
Net change in unrealized appreciation (depreciation) of investments	(1,780,265)	422,673

Net increase (decrease) in net assets resulting from operations	(3,127,286)	1,044,538

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	—	(34,293)
Class I	—	(42,422)
Consultant Class	—	—
Distributions from realized gain
Class A	(278,849)	(11,538)
Class I	(294,292)	(12,014)
Consultant Class	(98)	—
Distribution from return of capital
Class I	(12,217)	—
Consultant Class	(4)	—

Total distributions to shareholders	(585,460)	(100,267)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	108,818	497,510
Class I	115,045	627,149
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	278,853	36,212
Class I	303,338	43,010
Consultant Class	102	—
Cost of shares redeemed
Class A	(127,026)	(230,323)
Class I	(132,880)	(82,467)
Consultant Class	(597)	—

Net increase from Fund share transactions	546,663	891,091

Net increase (decrease) in net assets	(3,166,083)	1,835,362

NET ASSETS
Beginning of year	7,487,423	5,652,061

End of year (including undistributed net investment loss of $(28,463) and $(30,534), respectively)	$4,321,340	$7,487,423

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

STATEMENT IN CHANGES IN NET ASSETS

Artio U.S. Multicap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,919)	$54,762
Net realized gain (loss) on investments	(1,482,540)	665,255
Net change in unrealized appreciation (depreciation) of investments	(1,508,727)	333,356

Net increase (decrease) in net assets resulting from operations	(2,994,186)	1,053,373

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	—	(34,572)
Class I	(9,248)	(41,349)
Consultant Class	(5)	—
Distributions from realized gain
Class A	(317,605)	(11,507)
Class I	(351,375)	(11,636)
Consultant Class	(115)	—

Total distributions to shareholders	(678,348)	(99,064)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares
Class A	63,447	1,319,599
Class I	66,622	660,159
Consultant Class	1,010	—
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	317,605	35,926
Class I	358,288	40,976
Consultant Class	120	—
Cost of shares redeemed
Class A	(222,137)	(965,928)
Class I	(102,924)	(35,201)
Consultant Class	(612)	—

Net increase from Fund share transactions	481,419	1,055,531

Net increase (decrease) in net assets	(3,191,115)	2,009,840

NET ASSETS
Beginning of year	7,567,497	5,557,657

End of year (including undistributed net investment loss of $(26,600) and $(19,438), respectively)	$4,376,382	$7,567,497

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.(2)
For a share outstanding throughout each period

	Class A

					April 01, 2004
	Year Ended October 31,				through		Year Ended
					October 31,		March 31,
	2008	2007	2006	2005(3)	2004(3)		2004(3)

Net Asset Value, beginning of period	$47.02	$38.23	$31.45	$26.90	$25.30		$24.10

Income (loss) from investment operations:
Net investment income (loss) (4)	0.32	0.33	0.23	0.21	(0.30)		(0.80)
Net realized and unrealized gain (loss) on investments	(20.03)	8.46	6.55	4.36	1.90		2.00

Total income (loss) from investment operations	(19.71)	8.79	6.78	4.57	1.60		1.20

Less distributions:
From net investment income	(0.08)	—	—	(0.02)	—		—

Total Distributions	(0.08)	—	—	(0.02)	—		—

Net Asset Value, end of period	$27.23 †	$47.02	$38.23	$31.45	$26.90		$25.30

Market Value, end of period (2)	$—	$—	$—	$—	$—		$23.600

Total Return	(42.00)%	23.02%	21.56%	17.00%	6.32	%(5)	19.80%

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$16,045	$38,995	$29,852	$34,608	$24,688		$36,930

Ratio of net investment income (loss) to average net assets	0.79%	0.78%	0.65%	0.71%	(1.80	)%(6)	(3.25)%
Ratio of expenses to average net assets (1)	1.45%	1.42%	1.42%	1.51%	2.37	%(6)(7)	3.31%
Ratio of expenses to average net assets (1)(8)	1.40%	1.40%	1.40%	1.50%	2.30	%(6)(7)	3.25%

Portfolio turnover rate	200%	185%	162%	118%	204	%(5)	605%

(1) The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expense ratios would have been:
Ratio of expenses to average net assets	1.75%	1.99%	2.26%	2.99%	3.80	%(6)	3.56%
Ratio of expenses to average net assets (8)	1.70%	1.97%	2.24%	2.98%	3.73	%(6)	3.50%

(2)	On July 1, 2004 the Fund changed its name from The European Warrant Fund, Inc. and converted from a closed-end, non diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser ( an affiliate of the closed-end fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.
(3)	Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.
(4)	Based on average shares outstanding during the period.
(5)	Not annualized.
(6)	Annualized.
(7)	The expenses for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursement not starting until July 1, 2004.
(8)	Ratio of expenses including the effect of the expense offset arrangement.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for Global Equity Fund Class A shares and Class I shares was $27.23 and $27.56, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class I

	Year Ended October 31,			Period Ended
				October 31,
	2008	2007	2006	2005(2)(3)

Net Asset Value, beginning of period	$47.45	$38.48	$31.58	$30.80

Income (loss) from investment operations:
Net investment income (4)	0.39	0.46	0.38	0.23
Net realized and unrealized gain (loss) on investments	(20.10)	8.51	6.52	0.56

Total income (loss) from investment operations	(19.71)	8.97	6.90	0.79

Less distributions:
From net investment income	(0.19)	—	— (5)	(0.01)

Total Distributions	(0.19)	—	—	(0.01)

Net Asset Value, end of period	$27.55 †	$47.45	$38.48	$31.58

Total Return	(41.68)%	23.31%	21.89%	2.56	%(6)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$47,518	$74,033	$29,598	$16,810

Ratio of net investment income to average net assets	0.98%	1.08%	1.06%	1.15	%(7)
Ratio of expenses to average net assets (1)	1.20%	1.17%	1.17%	1.17	%(7)
Ratio of expenses to average net assets (1)(8)	1.15%	1.15%	1.15%	1.15	%(7)

Portfolio turnover rate	200%	185%	162%	118	%(6)

(1) The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expense ratios would have been:
Ratio of expenses to average net assets	1.45%	1.65%	1.88%	2.51	%(7)
Ratio of expenses to average net assets (8)	1.40%	1.63%	1.86%	2.49	%(7)

(2)	Commenced operations on March 14, 2005.
(3)	Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.
(4)	Based on average shares outstanding during the period.
(5)	Rounds to less than $0.01.
(6)	Not annualized.
(7)	Annualized.
(8)	Ratio of expenses including the effect of the expense offset arrangement.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for Global Equity Fund Class A shares and Class I shares was $27.23 and $27.56, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$51.95	$43.09	$34.29	$28.99	$24.45

Income (loss) from investment operations:
Net investment income (1)	0.52	0.71	0.50	0.35	0.16
Net realized and unrealized gain (loss) on investments	(22.03)	12.60	9.87	5.98	4.71

Total income (loss) from investment operations	(21.51)	13.31	10.37	6.33	4.87

Less distributions:
From net investment income	(0.72)	(0.28)	—	(0.45)	(0.33)
From net realized gains on investments	(5.26)	(4.17)	(1.57)	(0.58)	—

Total Distributions	(5.98)	(4.45)	(1.57)	(1.03)	(0.33)

Net Asset Value, end of year	$24.46 †	$51.95	$43.09	$34.29	$28.99

Total Return	(46.49)%	33.33%	31.20%	22.19%	20.05%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$4,884,851	$11,619,663	$9,092,359	$7,018,030	$3,721,409

Ratio of net investment income to average net assets	1.31%	1.54%	1.28%	1.09%	0.58%
Ratio of expenses to average net assets (2)	1.22%	1.24%	1.24%	1.32%	1.35%
Ratio of expenses to average net assets	1.13%	1.19%	1.19%	1.31%	1.32%

Portfolio turnover rate	55%	51%	62%	57%	100%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares and Class I shares was $24.44 and $25.07, respectively. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year end. (See: Subsequent Event Note)

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,

	2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$53.15	$43.97	$34.96	$29.47	$24.79

Income (loss) from investment operations:
Net investment income (1)	0.63	0.85	0.52	0.44	0.23
Net realized and unrealized gain (loss) on investments	(22.60)	12.88	10.15	6.09	4.79

Total income (loss) from investment operations	(21.97)	13.73	10.67	6.53	5.02

Less distributions:
From net investment income	(0.83)	(0.38)	—	(0.46)	(0.34)
From net realized gains on investments	(5.26)	(4.17)	(1.66)	(0.58)	—

Total Distributions	(6.09)	(4.55)	(1.66)	(1.04)	(0.34)

Net Asset Value, end of year	$25.09 †	$53.15	$43.97	$34.96	$29.47

Total Return	(46.37)%	33.65%	31.53%	22.52%	20.39%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$6,878,409	$15,310,511	$11,077,753	$8,220,356	$3,844,713

Ratio of net investment income to average net assets	1.56%	1.81%	1.29%	1.33%	0.87%
Ratio of expenses to average net assets (2)	0.98%	0.99%	0.99%	1.05%	1.08%
Ratio of expenses to average net assets	0.89%	0.94%	0.94%	1.04%	1.05%

Portfolio turnover rate	55%	51%	62%	57%	100%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares and Class I shares was $24.44 and $25.07, respectively. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year end. (See: Subsequent Event Note)

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class A

	Year Ended October 31,			Period Ended
				October 31,
	2008	2007	2006	2005(1)

Net Asset Value, beginning of period	$18.31	$14.07	$10.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.19	0.31	0.16	(0.01)
Net realized and unrealized gain (loss) on investments	(7.94)	4.01	2.97	0.95

Total income (loss) from investment operations	(7.75)	4.32	3.13	0.94

Less distributions:
From net investment income	(0.14)	(0.03)	—	—
From net realized gains on investments	(0.27)	(0.05)	—	—

Total Distributions	(0.41)	(0.08)	—	—

Net Asset Value, end of year	$10.15 †	$18.31	$14.07	$10.94

Total Return	(43.18)%	30.89%	28.73%	9.30	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,309,002	$1,980,188	$722,531	$127,435

Ratio of net investment income (loss) to average net assets	1.25%	1.93%	1.25%	(0.11	)%(4)
Ratio of expenses to average net assets (5)(6)(7)	1.28%	1.31%	1.33%	1.36	%(4)
Ratio of expenses to average net assets	1.21%	1.29%	1.32%	1.35	%(4)

Portfolio turnover rate	89%	64%	61%	38	%(3)

(1)	Commenced operations on May 4, 2005.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(6)	On March 1, 2006, the expense cap changed from 1.35% to 1.32%.
(7)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.21%, 1.28%, 1.32% and 2.06% for the periods ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares and Class I shares was $10.16 and $10.23, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class I

	Year Ended October 31,			Period Ended
				October 31,
	2008	2007	2006	2005(1)

Net Asset Value, beginning of period	$18.42	$14.14	$10.96	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.23	0.37	0.20	—
Net realized and unrealized gain (loss) on investments	(7.99)	4.02	2.98	0.96

Total income (loss) from investment operations	(7.76)	4.39	3.18	0.96

Less distributions:
From net investment income	(0.17)	(0.06)	—	—
From net realized gains on investments	(0.27)	(0.05)	—	—

Total Distributions	(0.44)	(0.11)	—	—

Net Asset Value, end of year	$10.22 †	$18.42	$14.14	$10.96

Total Return	(43.03)%	31.15%	29.11%	9.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$5,218,728	$7,753,276	$2,439,754	$297,617

Ratio of net investment income (loss) to average net assets	1.48%	2.28%	1.54%	(0.01	)%(4)
Ratio of expenses to average net assets (5)(6)(7)	1.00%	1.03%	1.06%	1.09	%(4)
Ratio of expenses to average net assets	0.93%	1.01%	1.05%	1.08	%(4)

Portfolio turnover rate	89%	64%	61%	38	%(3)

(1)	Commenced operations on May 4, 2005.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(6)	On March 1, 2006, the expense cap changed from 1.08% to 1.05%.
(7)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment advisor. Had such action not been taken, the annualized operating expense ratio would have been 0.93%, 1.01%, 1.05% and 1.60% for the periods ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares and Class I shares was $10.16 and $10.23, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,

	2008		2007		2006		2005		2004

Net Asset Value, beginning of period	$13.41		$13.08		$13.33		$13.37		$13.34

Income (loss) from investment operations:
Net investment income (1)	0.57		0.57		0.56		0.42		0.37
Net realized and unrealized gain (loss) on investments	(1.07)		0.29		0.07		0.10		0.35

Total income (loss) from investment operations	(0.50)		0.86		0.63		0.52		0.72

Less distributions:
From net investment income	(0.70)		(0.53)		(0.77)		(0.46)		(0.46)
From net realized gains on investments	—		—		(0.11)		(0.10)		(0.23)

Total Distributions	(0.70)		(0.53)		(0.88)		(0.56)		(0.69)

Net Asset Value, end of year	$12.21		$13.41		$13.08		$13.33		$13.37

Total Return	(4.01)%		6.75%		4.98%		3.93%		5.50%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$302,869		$148,603		$103,732		$68,223		$58,823

Ratio of net investment income to average net assets	4.27%		4.34%		4.32%		3.11%		2.79%
Ratio of expenses to average net assets (2)	0.69%		0.69%		0.69%		0.78%		1.17%
Ratio of expenses to average net assets	0.69	%(3)	0.69	%(3)	0.69	%(3)	0.77	%(3)	1.17%

Portfolio turnover rate (4)	341%		433%		411%		202%		69%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratios would have been 0.72%, 0.81%, 0.83%, and 0.93% for the periods ended October 31, 2008, 2007, 2006, and 2005, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 166%, 238%, 220%, 174%, and 67% for the years ended October 31, 2008, 2007, 2006, 2005, and 2004, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,

	2008		2007		2006		2005		2004

Net Asset Value, beginning of period	$13.43		$13.12		$13.38		$13.41		$13.37

Income (loss) from investment operations:
Net investment income (1)	0.57		0.61		0.60		0.47		0.41
Net realized and unrealized gain (loss) on investments	(1.04)		0.29		0.07		0.08		0.34

Total income (loss) from investment operations	(0.47)		0.90		0.67		0.55		0.75

Less distributions:
From net investment income	(0.76)		(0.59)		(0.82)		(0.48)		(0.48)
From net realized gains on investments	—		—		(0.11)		(0.10)		(0.23)

Total Distributions	(0.76)		(0.59)		(0.93)		(0.58)		(0.71)

Net Asset Value, end of year	$12.20		$13.43		$13.12		$13.38		$13.41

Total Return	(3.84)%		7.13%		5.25%		4.10%		5.82%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$963,045		$781,006		$399,187		$141,145		$31,862

Ratio of net investment income to average net assets	4.27%		4.61%		4.64%		3.50%		3.08%
Ratio of expenses to average net assets (2)	0.44%		0.44%		0.44%		0.47%		0.88%
Ratio of expenses to average net assets	0.44	%(3)	0.44	%(3)	0.44	%(3)	0.47	%(3)	0.88%

Portfolio turnover rate (4)	341%		433%		411%		202%		69%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Has such action not been taken, the operating expense ratios would have been 0.46%, 0.54%, 0.56%, and 0.65% for periods ended October 31, 2008, 2007, 2006, and 2005, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 166%, 238%, 220%, 174%, and 67% for the years ended October 31, 2008, 2007, 2006, 2005, and 2004, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,

	2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$11.05	$10.99	$11.93	$12.07	$11.43

Income (loss) from investment operations:
Net investment income (1)	0.68	0.76	0.68	0.73	0.70
Net realized and unrealized gain (loss) on investments	(3.00)	0.15	0.43	(0.01)	0.72

Total income (loss) from investment operations	(2.32)	0.91	1.11	0.72	1.42

Less distributions:
From net investment income	(0.65)	(0.68)	(1.17)	(0.71)	(0.71)
From net realized gains on investments	—	(0.10)	(0.88)	(0.15)	(0.07)
Return of capital	—	(0.07)	—	—	—

Total Distributions	(0.65)	(0.85)	(2.05)	(0.86)	(0.78)

Net Asset Value, end of year	$8.08	$11.05	$10.99	$11.93	$12.07

Total Return	(22.12)%	8.58%	10.49%	6.15%	12.87%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$139,340	$94,348	$45,930	$36,166	$45,164

Ratio of net investment income to average net assets	6.67%	6.89%	6.16%	6.01%	5.97%
Ratio of expenses to average net assets (2)(3)	1.02%	1.01%	1.10%	1.28%	1.24%
Ratio of expenses to average net assets (3)(4)	1.00%	1.00%	1.08%	1.25%	1.25%

Portfolio turnover rate	28%	63%	96%	99%	93%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and reimbursement of expense previously assumed by the Fund’s investment advisor.
(3)	On March 1, 2006, the expense cap changed from 1.25% to 1.00%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.08%, 1.20%, 1.35% and 1.30% for the periods ended October 31, 2008 , 2007, 2006, and 2005, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,

	2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$10.71	$10.66	$11.61	$12.01	$11.36

Income (loss) from investment operations:
Net investment income (1)	0.69	0.77	0.70	0.78	0.73
Net realized and unrealized gain (loss) on investments	(2.90)	0.14	0.40	(0.05)	0.72

Total income (loss) from investment operations	(2.21)	0.91	1.10	0.73	1.45

Less distributions:
From net investment income	(0.68)	(0.68)	(1.17)	(0.98)	(0.73)
From net realized gains on investments	—	(0.10)	(0.88)	(0.15)	(0.07)
Return of capital	—	(0.08)	—	—	—

Total Distributions	(0.68)	(0.86)	(2.05)	(1.13)	(0.80)

Net Asset Value, end of year	$7.82	$10.71	$10.66	$11.61	$12.01

Total Return	(21.84)%	8.82%	10.76%	6.37%	13.28%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$221,811	$152,769	$35,100	$7,586	$45,636

Ratio of net investment income to average net assets	6.93%	7.15%	6.61%	6.47%	6.24%
Ratio of expenses to average net assets (2)(3)	0.77%	0.76%	0.81%	1.03%	0.97%
Ratio of expenses to average net assets (3)(4)	0.75%	0.75%	0.79%	1.00%	1.00%

Portfolio turnover rate	28%	63%	96%	99%	93%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and reimbursement of expense previously assumed by the Fund’s investment advisor.
(3)	On March 1, 2006, the expense cap changed from 1.00% to 0.75%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such an action not been taken, the operating expense ratios would have been 0.79%, 0.92%, 1.08% and 1.04% for the periods ended October 31, 2008, 2007, 2006, and 2005, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,			Period Ended
				October 31,
	2008		2007	2006(1)

Net Asset Value, beginning of period	$12.66		$11.26	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.11)		(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.11)		1.51	1.29

Total income (loss) from investment operations	(5.22)		1.40	1.26

Less distributions:
From net realized gains on investments	(1.40)		—	—

Total Distributions	(1.40)		—	—

Net Asset Value, end of year	$6.04	†	$12.66	$11.26

Total Return	(45.85	)%(6)	12.43%	12.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,021		$3,781	$2,955

Ratio of net investment loss to average net assets	(1.19)%		(0.90)%	(0.99	)%(4)
Ratio of expenses to average net assets (5)	1.80%		1.80%	1.80	%(4)

Portfolio turnover rate	215%		172%	19	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 3.80%, 3.52% and 4.52% for the periods ended October 31, 2008, October 31, 2007 and October 31, 2006.
(6)	The net effect to Total Return, for a reimbursement made by the Investment adviser due to a transaction in error is 0.24%. (See Note 3)
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for U.S. Microcap Fund Class A shares and Class I shares was $6.04 and $6.06, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,			Period Ended
				October 31,
	2008		2007	2006(1)

Net Asset Value, beginning of period	$12.71		$11.27	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.08)		(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	(5.12)		1.51	1.29

Total income (loss) from investment operations	(5.20)		1.44	1.27

Less distributions:
From net realized gains on investments	(1.46)		—	—

Total Distributions	(1.46)		—	—

Net Asset Value, end of year	$6.05	†	$12.71	$11.27

Total Return	(45.63	)%(6)	12.88%	12.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,046		$3,677	$2,816

Ratio of net investment loss to average net assets	(0.89)%		(0.60)%	(0.69	)%(4)
Ratio of expenses to average net assets (5)	1.50%		1.50%	1.50	%(4)

Portfolio turnover rate	215%		172%	19	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 3.32%, 3.08% and 4.03% for the periods ended October 31, 2008, October 31, 2007 and October 31, 2006.
(6)	The net effect to Total Return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%. (See Note 3)
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for U.S. Microcap Fund Class A shares and Class I shares was $6.04 and $6.06, respectively.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,		Period Ended
			October 31,
	2008	2007	2006(1)

Net Asset Value, beginning of period	$14.13	$11.10	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.03)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.82)	3.31	1.11

Total income (loss) from investment operations	(4.85)	3.21	1.10

Less distributions:
From net realized gains on investments	(2.96)	(0.18)	—

Total Distributions	(2.96)	(0.18)	—

Net Asset Value, end of year	$6.32	$14.13	$11.10

Total Return	(41.89)%	29.44%	11.00	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,743	$4,339	$2,807

Ratio of net investment loss to average net assets	(0.31)%	(0.85)%	(0.29	)%(4)
Ratio of expenses to average net assets (5)	1.50%	1.50%	1.50	%(4)

Portfolio turnover rate	253%	238%	13	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 3.21%, 2.97% and 4.22% for the periods ended October 31, 2008, October 31, 2007 and October 31, 2006.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,		Period Ended
			October 31,
	2008	2007	2006(1)

Net Asset Value, beginning of period	$14.18	$11.11	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	— (3)	(0.06)	—
Net realized and unrealized gain (loss) on investments	(4.84)	3.32	1.11

Total income (loss) from investment operations	(4.84)	3.26	1.11

Less distributions:
From net investment income	—	(0.01)	—
From net realized gains on investments	(3.01)	(0.18)	—

Total Distributions	(3.01)	(0.19)	—

Net Asset Value, end of year	$6.33	$14.18	$11.11

Total Return	(41.70)%	29.75%	11.10	%(4)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,450	$4,073	$2,777

Ratio of net investment income (loss) to average net assets	(0.02)%	(0.52)%	0.01	%(5)
Ratio of expenses to average net assets (6)	1.20%	1.20%	1.20	%(5)

Portfolio turnover rate	253%	238%	13	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Rounds to less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.78%, 2.79% and 3.68% for the periods ended October 31, 2008, October 31, 2007 and October 31, 2006.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,		Period Ended
			October 31,
	2008	2007	2006(1)

Net Asset Value, beginning of period	$12.74	$11.05	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.01)	0.05	0.01
Net realized and unrealized gain (loss) on investments	(4.94)	1.81	1.04

Total income (loss) from investment operations	(4.95)	1.86	1.05

Less distributions:
From net investment income	—	(0.13)	—
From net realized gains on investments	(0.98)	(0.04)	—

Total Distributions	(0.98)	(0.17)	—

Net Asset Value, end of year	$6.81	$12.74	$11.05

Total Return	(41.91)%	17.16%	10.50	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,096	$3,646	$2,887

Ratio of net investment income (loss) to average net assets	(0.08)%	0.43%	0.52	%(4)
Ratio of expenses to average net assets (5)	1.35%	1.35%	1.35	%(4)

Portfolio turnover rate	209%	155%	11	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 3.10%, 2.98% and 3.94% for the periods ended October 31, 2008, October 31, 2007 and October 31, 2006.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,		Period Ended
			October 31,
	2008	2007	2006(1)

Net Asset Value, beginning of period	$12.76	$11.06	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.02	0.09	0.01
Net realized and unrealized gain (loss) on investments	(4.94)	1.80	1.05

Total income (loss) from investment operations	(4.92)	1.89	1.06

Less distributions:
From net investment income	—	(0.15)	—
From net realized gains on investments	(0.98)	(0.04)	—
From return of capital	(0.04)	—	—

Total Distributions	(1.02)	(0.19)	—

Net Asset Value, end of year	$6.82	$12.76	$11.06

Total Return	(41.72)%	17.47%	10.60	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,226	$3,842	$2,765

Ratio of net investment income to average net assets	0.22%	0.77%	0.22	%(4)
Ratio of expenses to average net assets (5)	1.05%	1.05%	1.05	%(4)

Portfolio turnover rate	209%	155%	11	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.62%, 2.51% and 3.46% for the periods ended October 31, 2008, October 31, 2007 and October 31, 2006.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class A

	Year Ended October 31,		Period Ended
			October 31,
	2008	2007	2006(1)

Net Asset Value, beginning of period	$12.84	$11.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.02)	0.07	—	(3)
Net realized and unrealized gain (loss) on investments	(4.75)	1.85	1.10

Total income (loss) from investment operations	(4.77)	1.92	1.10

Less distributions:
From net investment income	—	(0.13)	—
From net realized gains on investments	(1.14)	(0.05)	—

Total Distributions	(1.14)	(0.18)	—

Net Asset Value, end of year	$6.93	$12.84	$11.10

Total Return	(40.40)%	17.47%	11.00	%(4)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,048	$3,620	$2,780

Ratio of net investment income (loss) to average net assets	(0.21)%	0.58%	(0.03	)%(5)
Ratio of expenses to average net assets (6)	1.30%	1.30%	1.30	%(5)

Portfolio turnover rate	214%	152%	15	%(4)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Amount was less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 3.14%, 2.93% and 3.87% for the period ended October 31, 2008, October 31, 2007 and October 31, 2006.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class I

	Year Ended October 31,		Period Ended
			October 31,
	2008	2007	2006(1)

Net Asset Value, beginning of period	$12.86	$11.11	$10.00

Income (loss) from investment operations:
Net investment income (2)	0.01	0.12	0.01
Net realized and unrealized gain (loss) on investments	(4.76)	1.84	1.10

Total income (loss) from investment operations	(4.75)	1.96	1.11

Less distributions:
From net investment income	(0.03)	(0.16)	—
From net realized gains on investments	(1.14)	(0.05)	—

Total Distributions	(1.17)	(0.21)	—

Net Asset Value, end of year	$6.94	$12.86	$11.11

Total Return	(40.26)%	17.79%	11.10	%(3)

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,328	$3,947	$2,778

Ratio of net investment income to average net assets	0.09%	0.99%	0.27	%(4)
Ratio of expenses to average net assets (5)	1.00%	1.00%	1.00	%(4)

Portfolio turnover rate	214%	152%	15	%(3)

(1)	Commenced operations on July 24, 2006.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment advisor. Had such action not been taken, the operating expense ratio would have been 2.63%, 2.42% and 3.33% for the period ended October 31, 2008, October 31, 2007 and October 31, 2006.

See Notes to Financial Statements.

Artio Global Fund  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Artio Global Funds (formerly the Julius Baer Funds) consist of the Artio Global Equity Fund Inc. (formerly the Julius Baer Global Equity Fund Inc.) (“Global Equity Fund”) and the Artio Global Investment Funds (formerly the Julius Baer Investment Funds) (the “Trust”). As of October 31, 2008, the Artio Global Funds are comprised of nine funds (each a “Fund” and together, the “Funds”).

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

On July 1, 2004, the Global Equity Fund changed its name from The European Warrant Fund, Inc. and converted from a closed-end, non-diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the Global Equity Fund’s adviser). Until the close of business on June 30, 2004, the Global Equity Fund operated as a closed-end fund and its common stock (which then comprised a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Global Equity Fund, and the Global Equity Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Global Equity Fund’s common stock while it was a closed-end fund.

The Trust is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2008, the Trust offered eight diversified investment funds: Artio International Equity Fund (formerly Julius Baer International Equity Fund) (the “International Equity Fund”), Artio International Equity Fund II (formerly Julius Baer International Equity Fund II) (the “International Equity Fund II”), Artio Total Return Bond Fund (formerly Julius Baer Total Return Fund) (the “Total Return Bond Fund”), Artio Global High Income Fund (formerly Julius Baer Global High Income Fund) (the “Global High Income Fund”), Artio U.S. Microcap Fund (formerly Julius Baer U.S. Microcap Fund) (the “U.S. Microcap Fund”), Artio U.S. Smallcap Fund (formerly Julius Baer U.S. Smallcap Fund) (the “U.S. Smallcap Fund”), Artio U.S. Midcap Fund (formerly Julius Baer U.S. Midcap Fund) (the “U.S. Midcap Fund”) and Artio

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Multicap Fund (formerly Julius Baer Baer U.S. Multicap Fund) (the “U.S. Multicap Fund”).

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. In addition, existing shareholders may continue to invest.

Each of the Artio Global Funds offers multiple share classes. As of October 31, 2008, all of the Funds offered Class A and Class I shares. Prior to October 31, 2008, Global Equity Fund, Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund offered Consultant Class shares. Consultant Class shares were offered primarily through financial advisers, including brokers, and other entities that have a dealer agreement with the Funds’ distributor. Consultant class shares were liquidated on October 31, 2008. Prior to October 31, 2008, Global Equity and Total Return Bond Fund offered Class R shares. Class R shares were offered exclusively through certain tax-exempt retirement plans. Class R shares were liquidated on October 31, 2008.The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ Prospectuses. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. The following are the objectives for the Funds that are covered in this report:

Fund Name	Investment Objective

Global Equity Fund	Seeks to maximize total return, primarily through capital appreciation.
International Equity Fund	Seeks long term growth of capital.
International Equity Fund II	Seeks long term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
U.S. Microcap Fund	Seeks to achieve long term growth of capital.
U.S. Smallcap Fund	Seeks to achieve long term growth of capital.
U.S. Midcap Fund	Seeks to achieve long term growth of capital.
U.S. Multicap Fund	Seeks to achieve long term growth of capital.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

(a) Portfolio valuation: Equity securities, which are traded primarily on a U.S. or foreign stock exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Other Portfolio holdings which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event subsequent to the closing of a foreign exchange is likely to have changed such value, including substantial changes in the values of U.S. markets subsequent to the close of a foreign market. In these circumstances, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Global Equity Fund’s Board of Directors, the Trust’s Board of Trustees (each a “Board” and collectively, the “Boards”) or their respective delegates. Debt securities, including bank loans (other than government securities and short-term obligations) are valued by independent pricing services approved by the Boards. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost. Any securities for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotations, are valued in accordance with fair value pricing procedures approved by the respective Board. To the extent that a Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

The Boards have identified certain circumstances in which the use of fair value pricing method is necessary. In such circumstances, the Boards have also approved an independent fair value service for foreign equities, which may provide the fair value price. For options, swaps, and warrants, a fair value price may be determined using

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

an industry accepted modeling tool. In addition, the Funds’ Pricing Committees may determine a fair value price, subject to the approval of the respective Board, based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services in similar securities or in similar markets.

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund’s available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund’s holding period is determinable. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund’s holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds’ investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The Funds primarily engage in repurchase agreements with their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and sale trade date is included in realized gains and losses on security transactions.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

d) Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of its investment strategy, a Fund may enter into forward foreign currency contracts to manage a Fund’s portfolio holdings against currency risks. A Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the adviser. With respect to a Fund’s obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will earmark liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell foreign currency limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that trade thinly or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to one year, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or to hedge exposure to foreign currencies that are not internationally traded.

e) Bank Loans: The Global High Income Fund may invest in Bank Loans. Bank Loans include institutionally traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect this Fund’s NAV.

The Global High Income Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. There was no unfunded commitment at October 31, 2008.

f) Foreign securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Financial futures contracts: In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of future contracts, and the possibility of an illiquid market. To the extent fluctuations in value are not settled with the counterparty on a daily basis, the Funds are also subject to the credit risk of the counterparty. Cash collateral for futures contracts outstanding may be held by the broker on certain contracts. These amounts are included on the Statement of Assets and Liabilities as Cash on deposit for broker.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds generally agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

The Funds may also enter into swap contracts that function similar to futures contracts (synthetic futures) to gain exposure or protect against changes in security values. Generally these contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty, however they do require hard segregation of cash. These amounts are included on the Statement of Assets and Liabilities as cash on deposit for broker. The Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The accounting treatment of such contracts is similar to that described above for standard futures contracts. The Funds disclose synthetic futures with other futures contracts.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The following financial futures contracts were outstanding as of October 31, 2008:

						Notional	Net
						Current	Unrealized
		Expiration				Market	Appreciation
		Date	Contracts	Description	Position	Value	(Depreciation)

Global Equity Fund Inc.:
		11/08	7	HANG SENG Index	Long	$629,060	$51,748
(1	)(2)	12/08	16	BOVESPA Index	Long	284,753	(1,559)
(3)		12/08	7	KOSPI 200 Index	Long	398,544	20,154
		12/08	4	TOPIX Index	Long	347,331	21,659

							$92,002

International Equity Fund:
		11/08	2,549	HANG SENG Index	Long	$229,067,796	$18,843,574
(1	)(2)	12/08	2,830	BOVESPA Index	Long	50,365,670	(212,409)
		12/08	12,002	DJ STOXX 50 Index	Long	394,480,226	(1,981,563)
(3)		12/08	1,880	KOSPI 200 Index	Long	107,037,452	5,094,177
		12/08	3,294	TOPIX Index	Long	286,027,046	(16,096,825)
		12/08	(10,369)	DJ STOXX 50 Index	Short	(340,806,987)	(37,282,622)
(2)		12/08	(4,193)	MSCI Russia Index	Short	(55,347,600)	34,237,124

							$2,601,456

International Equity Fund II:
		11/08	1,396	HANG SENG Index	Long	$125,452,587	$10,319,980
(1	)(2)	12/08	1,564	BOVESPA Index	Long	27,834,596	(98,310)
		12/08	5,368	DJ STOXX 50 Index	Long	176,434,749	(3,176,094)
(3)		12/08	1,037	KOSPI 200 Index	Long	59,041,403	2,809,487
		12/08	1,777	TOPIX Index	Long	154,301,779	(5,137,177)
		12/08	(4,643)	DJ STOXX 50 Index	Short	(152,605,540)	(16,846,662)
(2)		12/08	(801)	MSCI Russia Index	Short	(10,573,200)	3,309,195

							$(8,819,581)

Total Return Bond Fund:
		12/08	(580)	US 5 Year Note	Short	$(65,689,532)	$(340,261)

							$(340,261)

(1)	Swap transaction on futures indices for each of the respective Funds with a counterparty of Credit Suisse. The unrealized appreciation for the swap transactions on futures indices are reflected in the unrealized gain/loss on financial futures in the Statement of Operations.

(2)	Swap transaction on futures indices for each of the respective Funds with a counterparty of Deutsche Bank. The unrealized appreciation for the swap transactions on futures indices are reflected in the unrealized gain/loss on financial futures in the Statement of Operations.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

(3)	Swap transaction on futures indices for each of the respective Funds with a counterparty of Merrill Lynch. The unrealized appreciation for the swap transactions on futures indices are reflected in the unrealized gain/loss on financial futures in the Statement of Operations.

h) Options: The Funds may write options to generate current income and to manage investment risk. Each Fund may write put and call options on up to 25% of the value of the securities in its portfolio and will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by that Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, that Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which that Fund purchased upon exercise. The Funds will only write covered options.

The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 2% of its total assets to purchase both put and call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and a Fund will realize a loss. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Each Fund, except the Total Return Bond Fund, may purchase and sell call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.

The following written options were outstanding as of October 31, 2008:

Contracts	Description	Currency	Strike Price	Market Value

Global Equity Fund Inc.:
15,125	Macquarie Airports Call, Expires 12/2008	AUD	2.96	$155
15,125	Macquarie Airports Call, Expires 12/2008	AUD	2.72	386
15,125	Macquarie Airports Call, Expires 12/2008	AUD	2.47	876
880	LVMH C74 Null Call, Expires 11/2008	EUR	74	22
360	PPR Call, Expires 11/2008	EUR	70	5

		Total written options (Premiums received $6,561)		$1,444

International Equity Fund:
3,548,325	Macquarie Airports Call, Expires 12/2008	AUD	2.96	$364,183
3,548,325	Macquarie Airports Call, Expires 12/2008	AUD	2.72	90,529
3,548,325	Macquarie Airports Call, Expires 12/2008	AUD	2.47	205,522
123,000	Adidas AG 34 Null Call, Expires 11/2008	EUR	34	94,846
196,270	LVMH C74 Null Call, Expires 11/2008	EUR	74	4,978
80,848	Swatch Group Call, Expires 11/2008	CHF	210	199,315
32,695	Swatch Group UHR VX Equity Call, Expires 11/2008	CHF	200	81,734
409,591	LVMH Call, Expires 11/2008	USD	60	467,443
64,040	PPR Call, Expires 11/2008	USD	70	812

		Total written options (Premiums received $4,290,820)		$1,509,362

International Equity Fund II:
1,936,550	Macquarie Airports Call, Expires 12/2008	AUD	2.96	$19,889
1,936,550	Macquarie Airports Call, Expires 12/2008	AUD	2.72	49,408
1,936,550	Macquarie Airports Call, Expires 12/2008	AUD	2.47	112,166
70,000	Adidas AG 34 Null Call, Expires 11/2008	EUR	34	53,977
102,850	LVMH C74 Null Call, Expires 11/2008	EUR	74	2,608
43,891	Swatch Group Call, Expires 11/2008	CHF	210	71,914
16,445	Swatch Group UHR VX Equity Call, Expires 11/2008	CHF	200	41,111
213,834	LVMH Call, Expires 11/2008	USD	60	244,037
35,600	PPR Call, Expires 11/2008	USD	70	451

		Total written options (Premiums received $2,297,798)		$595,561

CHF	— Swiss Franc

AUD	— Australian Dollar

EUR	— Euro

i) Swaps: The Funds may enter into interest rate, currency, index, total return and credit default swaps. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolio,

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one counterparty to be “long” a third-party credit risk, and the other counterparty to be “short” the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the investment adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s (S&P) or Moody’s or has an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Asset and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement.

The Global Equity Fund, International Equity Fund, International Equity Fund II and Global High Income Fund, engaged in swap transactions during the year ending October 31, 2008.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The Global Equity Fund has entered into the following swap agreements:

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Dow Jones Europe STOXX Banks Index. In exchange, this Fund will make payments equal to the EUR LIBOR times the notional amount of 2,430 units of the Dow Jones Europe STOXX Banks Index. The value of the contract is recorded as unrealized appreciation of $59,531 at October 31, 2008.

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Russian Depository Index. In exchange, this Fund will make payments equal to the EUR LIBOR times the notional amount of 13 units of the Russian Depository Index. The value of the contract is recorded as unrealized depreciation of $8,381 at October 31, 2008.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax, plus the 6 month LIBOR on the initial exchange amount (50% of notional amount). In exchange, this Fund will make semi-annual payments equal to 2.10% on the 3,549,000,000 JPY face value plus the repo spread of 0.71% on 3,500,000,000 JPY plus a spread of 0.40% on the same notional amount. The value of the contract, which terminates on June 17, 2013, is recorded as unrealized appreciation of $15,501 at October 31, 2008.

The International Equity Fund has entered into the following swap agreements:

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax, plus the 6 month LIBOR on the initial exchange amount (50% of notional amount). In exchange, this Fund will make semi-annual payments equal to 2.50% on the 2,110,000,000 JPY face value plus the repo spread of 0.73% on 2,200,000,000 JPY plus a spread of 0.40% on the same notional amount. The value of the contract, which terminates on September 17, 2013, is recorded as unrealized depreciation of $6,301,494 at October 31, 2008.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax, plus the 6 month LIBOR on the initial exchange amount (50% of notional amount). In exchange, this Fund will make semi-annual payments equal to 2.50% on the 2,110,000,000 JPY face value plus the repo spread of 0.73% on 2,200,000,000 JPY plus a spread of 0.40% on the same notional amount. The value

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

of the contract, which terminates on September 17, 2013, is recorded as unrealized depreciation of $5,333,845 at October 31, 2008.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 2.10% on 2,778,000,000 JPY face value plus the repo spread of 0.75% on 2,650,000,000 JPY plus a spread of 0.40% on the same notional amount.The value of the contract, which terminates on June 17, 2013, is recorded as unrealized depreciation of $12,050,471 at October 31, 2008.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, this Fund will make semi-annual payments equal to 2.10% on 2,778,000,000 JPY face value plus the repo spread of 0.75% on 2,650,000,000 JPY plus a spread of 0.40% on the same notional amount.The value of the contract, which terminates on June 17, 2013, is recorded as unrealized depreciation of $11,491,914 at October 31, 2008.

A Total Return Swap Agreement with ING Bank N.V. whereby this fund will receive the notional amount multiplied by the return on SC Impact Bucuresti, variable rate 0.10%, 6 month Euribor + 6.5%, due 01/31/2009. In exchange, this Fund will pay net coupon amounts on the notional amount converted into euro at a specified foreign exchange rate. The value of the contract, which expires on February 2, 2009 is recorded as unrealized depreciation for open contracts of $3,264,719 at October 31, 2008.

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Dow Jones Europe STOXX Banks Index. In exchange, this Fund will make payments equal to the rate of the EUR LIBOR times notional amount of 1,827,097 units of the Dow Jones Europe STOXX Banks Index. The value of the contract is recorded as unrealized appreciation of $30,595,698 at October 31, 2008.

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Dow Jones EuroSTOXX 50 Index. In exchange, this Fund will make payments equal to the rate of the EUR LIBOR times notional amount of 111,079 units of the Dow Jones EuroSTOXX 50 Index. The value of the contract is recorded as unrealized appreciation of $30,287,216 at October 31, 2008.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Russian Depository Index. In exchange, this Fund will make payments equal to the rate of the EUR LIBOR times notional amount of 74,692 units of the Russian Depository Index. The value of the contract is recorded as unrealized depreciation of $3,800,881 at October 31, 2008.

The International Equity II Fund has entered into the following swap agreements:

A Total Return Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Dow Jones Europe STOXX Banks Index. In exchange, this Fund will make payments equal to the rate of the EUR LIBOR times notional amount of 1,022,489 units of the Dow Jones Europe Stoxx Banks Index. The value of the contract is recorded as unrealized appreciation of $16,938,719 at October 31, 2008.

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Dow Jones EuroSTOXX 50 Index. In exchange, this Fund will make payments equal to the rate of the EUR LIBOR times notional amount of 117,664 units of the Dow Jones Euro Stoxx 50 Index. The value of the contract is recorded as unrealized appreciation of $31,013,548 at October 31, 2008.

A Total Return Equity Swap Agreement with Deutsche Bank AG (London) whereby this Fund will receive the monthly return on a basket of securities from the Russian Depository Index. In exchange, this Fund will make payments equal to the rate of the EUR LIBOR times notional amount of 15,164 units of the Russian Depository Index. The value of the contract is recorded as unrealized depreciation of $595,790 at October 31, 2008.

A Total Return Swap Agreement with UBS AG (London) whereby this Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax, plus the 6 month LIBOR on the initial exchange amount (50% of notional amount). In exchange, this Fund will make semi-annual payments equal to 2.10% on the 3,549,000,000 JPY face value plus the repo spread of 0.71% on 3,500,000,000 JPY plus a spread of 0.40% on the same notional amount. The value of the contract, which terminates on June 17, 2013, is recorded as unrealized appreciation of $3,091,929 at October 31, 2008.

The Global High Income Fund has entered into the following swap agreements:

A Credit Default Swap Agreement with Goldman Sachs whereby this Fund will receive the notional amount of $980,000 multiplied by 0.50% per year. In exchange

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

this Fund will pay the notional amount upon a default of CDX HY 9, 3.750% due December 20, 2012. The value of the contract, which expires December 20, 2012 is the unrealized depreciation for open swap contracts of $164,762 at October 31, 2008.

A Credit Default Swap Agreement with Merrill Lynch & Co., Inc. whereby this Fund will receive the notional amount of $10,000,000 multiplied by 0.10% per year. In exchange this Fund will pay the notional amount upon a default of CDX HY 10, 5.0% due June 20, 2013. The value of the contract, which expires June 20, 2013 is the unrealized depreciation for open swap contracts of $1,556,250 at October 31, 2008.

A Credit Default Swap Agreement with Credit Suisse International whereby this Fund will receive the notional amount of $4,900,000 multiplied by 0.50% per year. In exchange this Fund will pay the notional amount upon a default of CDX NA HY 9, 3.750% due December 20, 2012. The value of the contract, which expires December 20, 2012 is unrealized depreciation for the open swap contracts of $823,813 at October 31, 2008.

A Credit Default Swap Agreement with Credit Suisse International whereby this Fund will receive the notional amount of $1,960,000 multiplied by 0.50% per year. In exchange this Fund will pay the notional amount upon a default of CDX NA HY 9, 3.750% due December 20, 2012. The value of the contract, which expires December 20, 2012 is unrealized depreciation for the open swap contracts of $329,525 at October 31, 2008.

j) Securities lending: The Global Equity Fund, the International Equity Fund, the International Equity Fund II, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund have established securities lending agreements with State Street Bank and Trust Company in which the Funds lend portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to 100% of the market value of the securities on loan. These Funds may loan securities to brokers, dealers, and financial institutions determined by the Artio Global Management LLC (formerly Julius Baer Investment Management LLC, (“Artio Global Management” or “Adviser”) to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in the State Street Navigator Securities Lending Prime Portfolio. These Funds receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

In the State Street Navigator Securities Lending Prime Portfolio, the security lending income net of the loan rebate fee for the Global Equity Fund, the International Equity Fund and the International Equity Fund II amounted to $83,338, $22,186,534 and $9,812,341, respectively, for the year ended October 31, 2008 and is included in interest income in the statement of operations. The U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund did not participate in securities lending during the year ended October 31, 2008.

As of October 31, 2008, the value of the securities loaned and the value of the collateral amounted to approximately the following amounts:

	Market Value of
	Securities Loaned	Value of Collateral

Global Equity Fund	$15,023,562	$15,375,404
International Equity Fund	$493,953,955	$520,820,725
International Equity Fund II	$362,277,041	$381,648,933

k) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income is recorded in the statement of operations on the ex-dividend date or when the Fund becomes aware of the dividend distribution in the case of certain foreign securities. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

l) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Total Return Bond Fund and the Global High Income Fund declare and pay dividends monthly. The International Equity Fund, the International Equity Fund II, the Global Equity Fund, the U.S. Microcap Fund, the U.S. Smallcap Fund, the U.S. Midcap Fund and the U.S. Multicap Fund declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended,

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

m) Federal income taxes: The Global Equity Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

3.	Investment Advisory Fee and Other Transactions

Artio Global serves as the Funds’ investment adviser. Artio Global receives advisory fees, based on average net assets, at the following rates:

Global Equity Fund	0.90%
International Equity	0.90% of the first 7.5 billion
0.88% of the next 2.5 billion
0.85% of any in excess of 10 billion
International Equity II	0.90% of the first 7.5 billion
0.88% of the next 2.5 billion
0.85% of any in excess of 10 billion
Total Return Bond Fund	0.35%
Global High Income Fund	0.65%
U.S. Microcap Fund	1.25%
U.S. Smallcap Fund	0.95%
U.S. Midcap Fund	0.80%
U.S. Multicap Fund	0.75%

Prior to February 28, 2008, the Total Return Bond Fund and the Global High Income Fund paid Artio Global a fee at an annual rate of 0.45% and 0.75% of average daily net assets, respectively.

Effective May 1, 2008, the Adviser agreed to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets. This waiver may be terminated at anytime by the Fund’s Boards.

The Adviser has contractually agreed to reimburse certain expenses of the Funds listed in the table below, through February 27, 2009, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average daily net assets are limited (the “Expense

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Limit”) as specified in the table below. Any Fund with a reimbursement plan has agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund’s annual operating expenses to exceed the Expense Limit. Any such recoupment must be made within three years after the year in which the Adviser incurred the expense. The table below specifies the reimbursement made to each Fund by the Adviser for the year ended October 31, 2008 and the Adviser’s potential recoupment as of October 31, 2008.

								Total
					Reimbursement		Expenses	Expenses
					made by	Expenses	Recouped	Eligible for
	Expense Limitations				Adviser	Waived—	or Expired—	Recoupment—
				Consultant	Beginning	Current	Current	October 31,
Fund	Class A	Class I	Class R	Class	of Period	Period	Period	2008

Global Equity Fund	1.40%	1.15%	1.90%	2.15%	$1,382,793	$265,177	$(592,700)	$1,055,270
Total Return Bond Fund	0.69%	0.44%	1.19%	1.44%	1,377,341	216,304	(302,107)	1,291,538
Global High Income Fund	1.00%	0.75%	—	1.75%	473,673	169,010	(33,038)	609,645
U.S. Microcap Fund	1.80%	1.50%	—	2.55%	153,155	118,413	(5,013)	266,555
U.S. Smallcap Fund	1.50%	1.20%	—	2.25%	151,714	120,752	(5,011)	267,455
U.S. Midcap Fund	1.35%	1.05%	—	2.10%	144,081	110,193	(5,012)	249,262
U.S. Multicap Fund	1.30%	1.00%	—	2.05%	142,957	112,886	(5,012)	250,831

The expenses eligible for recoupment at October 31, 2008 are set to expire as follows:

		Expire
Fund	Amount	October 31,

Global Equity Fund	$422,846	2009
	377,251	2010
	255,173	2011
Total Return Bond Fund	$386,741	2009
	698,492	2010
	206,305	2011
Global High Income Fund	$143,847	2009
	301,788	2010
	164,010	2011
U.S. Microcap Fund	$37,233	2009
	115,922	2010
	113,400	2011
U.S. Smallcap Fund	$37,032	2009
	114,682	2010
	115,741	2011
U.S. Midcap Fund	$35,848	2009
	108,233	2010
	105,181	2011
U.S. Multicap Fund	$35,018	2009
	107,939	2010
	107,874	2011

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31 2008, the Adviser reimbursed the Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund and the U.S. Microcap Fund for certain transactions in the amount of $1,260, $1,325,531, $29,072, $134,219 and $9,994. These amounts are recorded by each fund as a realized gain on the Statement of Operations. The percentage of the net assets of these realized gains amounts to 0.0%, 0.01%, 0.0%, 0.01% and 0.17% respectively.

The Adviser also reimbursed the International Equity Fund II in the amount of $136,038 for a loss that resulted due to a shareholder transaction. This amount is recorded as a reduction to the cost of shares redeemed on the Statement of Changes in Net Assets.

The International Equity Fund’s purchase of a particular security exceeded the Fund’s fundamental restriction of not purchasing more than 10% of the outstanding securities of any class of any one issuer. In addition, the security was purchased by the International Equity Fund from other client accounts. Since the purchase of the security was not in compliance with the Investment Company Act of 1940, the Adviser disposed of the security. The Adviser sold the Fund’s entire position and fully reimbursed the Fund for realized losses and expenses totaling $1,261,513, which is reflected in the Statement of Operations of the Fund at the fiscal year-end. The Adviser has enhanced its procedures so that similar trades do not occur in the future.

The Funds entered into expense offset arrangements as part of their custody agreement with State Street Bank and Trust Company (“State Street”). Under this agreement, the custody fees for the Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and U.S. Midcap Fund were reduced by $45,370, $20,051,811, $7,203,830, $9,629, $51,546 and $221respectively, for the year ended October 31, 2008. These amounts may vary significantly over time, based on the Adviser’s decisions and current interest rates from market to market regarding cash positions held in the Funds.

4.	Distribution and Shareholder Services Plans

The Funds have adopted certain Distribution Plans and Shareholder Services Plans (collectively the “Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund’s Class A may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds Class A shares may expend an aggregate amount, on

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Adviser may pay additional marketing and other distribution costs out of its profits.

Quasar Distributors, LLC (“Quasar” or “Distributor”) is the Distributor of the Funds’ shares.

Under their terms, the Funds’ Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

The International Equity Fund is closed to new shareholders (at the account level), as a result, all 12b-1 payments made by the International Equity Fund are only to compensate certain financial intermediaries for shareholder servicing and/or asset retention.

5.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and paydowns, during the year ended October 31, 2008 were as follows:

	Cost of	Proceeds
	Purchases	From Sales

Global Equity Fund	$177,638,022	$178,648,118
International Equity Fund	10,149,337,617	14,880,719,808
International Equity Fund II	7,732,152,893	6,998,795,172
Total Return Bond Fund	4,490,021,832	4,125,727,139
Global High Income Fund	258,115,563	72,377,254
U.S. Microcap Fund	12,814,433	12,582,402
U.S. Smallcap Fund	18,774,222	17,749,157
U.S. Midcap Fund	13,590,188	13,190,953
U.S. Multicap Fund	13,356,832	13,562,046

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2008 were $3,649,533,630 and $3,573,082,530 respectively for the Total Return Bond Fund.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2008, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

				Tax Basis
	Federal	Gross	Gross	Net unrealized
	Income Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)

Global Equity Fund	$96,827,471	$1,169,524	$(18,429,435)	$(17,259,911)
International Equity Fund	14,247,421,464	771,712,739	(2,726,522,960)	(1,954,810,221)
International Equity Fund II	7,747,140,362	73,816,216	(1,806,446,470)	(1,732,630,254)
Total Return Bond Fund	1,585,797,743	1,749,515	(120,254,882)	(118,505,367)
Global High Income Fund	482,727,545	275,684	(120,105,706)	(119,830,022)
U.S. Microcap Fund	5,663,445	150,379	(1,587,420)	(1,437,041)
U.S. Smallcap Fund	6,608,761	139,030	(1,205,593)	(1,066,563)
U.S. Midcap Fund	5,487,782	178,601	(1,233,964)	(1,055,363)
U.S. Multicap Fund	5,182,029	212,434	(1,003,550)	(791,116)

6.	Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of Funds’ investments in securities of these issuers for the year ended October 31, 2008, is set forth below:

	Shares Held				Market Value
	October 31,	Purchases	Sales	Dividend	October 31,
Affiliate	2008	(Cost)	(Proceeds)	Income	2008

International Equity Fund:
Agora SA	3,894,146	$—	$5,699,951	$1,031,794	$27,424,473
AIK Banka	409,974	—	1,425,087	268,645	15,184,906
Alfa Cement	437,925	—	—	—	37,223,625
Bank Forum	8,916,599	6,256,135	686,133	—	6,777,820
Bank of Georgia Registered Shares GDR	2,190,670	64,679,850	7,850,175	—	15,239,710
Cemacon SA	13,132,205	—	2,457	—	912,767
Chimimport AD	10,539,457	4,975,735	925,681	—	18,872,353
Clear Media	30,866,602	—	586,426	—	5,914,606
Compania Hoteliera Intercontinental Romania	62,648,800	—	709	—	1,632,925
Condmag SA	9,767,700	—	112,181	—	740,016
Dafora SA	64,825,100	—	30,000	—	1,027,307
Dragon Ukrainian Properties & Development	13,337,906	9,837,306	737,840	—	8,325,254
DZI Insurance	354,861	21,849,309	—	—	6,992,006
Grupa Kety	598,388	8,509,250	—	763,944	10,808,271
Impact Developer & Contractor	169,124,951	—	—	—	1,228,418
Komercni Banka	2,099,453	—	5,691,889	23,923,188	311,654,472
Marseille-Kliniken AG	723,632	6,798,875	—	—	5,424,376
Oranta	1,251,637	15,474,600	—	—	6,025,617

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares Held				Market Value
	October 31,	Purchases	Sales	Dividend	October 31,
Affiliate	2008	(Cost)	(Proceeds)	Income	2008

Polski Koncern Miesny Duda	5,171,593	—	234,605	—	3,979,729
Royal UNIBREW	388,660	412,691	—	787,651	13,288,118
Siderurgica Venezolana Sivensa SACA	2,847,910	—	—	5,979,939	24,536,085
Sparki Eltos AD Lovetch	1,425,011	8,702,384	—	—	3,235,825
Tigar ad Pirot	130,820	—	—	149,637	1,471,872
Toza Markovic ad Kikinda	78,160	—	—	—	3,218,560
Ukrinbank	1,153,346,022	—	—	—	4,383,494
Veropharm	579,701	—	2,569,066	—	11,594,020
Zambeef Products	9,363,990	—	—	39,787	11,312,182

					558,428,807

7.	Shares of Beneficial Interest

The Global Equity Fund may issue 50,000,000,000 shares of beneficial interest with a par value of $.001 per share. The Funds of the Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Funds were as follows:

	Year Ended		Year Ended
	October 31, 2008		October 31, 2007

	Shares	Amount	Shares	Amount

Global Equity Fund
Class A
Sold	213,529	$8,996,828	224,437	$9,518,604
Issued as reinvestment of dividends	1,277	57,112	—	—
Redeemed	(454,838)	(17,578,810)	(175,984)	(7,378,540)

Net increase (decrease)	(240,032)	$(8,524,870)	48,453	$2,140,064

Class I
Sold	661,474	$24,168,382	1,341,996	$59,719,862
Issued as reinvestment of dividends	5,045	227,284	—	—
Redeemed	(502,215)	(20,218,769)	(550,889)	(24,100,668)

Net increase (decrease)	164,304	$4,176,897	791,107	$35,619,194

Class R*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	2	20	—	—
Redeemed	(103)	(597)	—	—

Net increase (decrease)	—	$433	—	$—

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2008		October 31, 2007

	Shares	Amount	Shares	Amount

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	2	20	—	—
Redeemed	(103)	(596)	—	—

Net increase (decrease)	—	$434	—	$—

International Equity Fund
Class A
Sold	22,329,764	$893,997,235	35,314,625	$1,611,747,637
Issued as reinvestment of dividends	28,715,963	1,246,272,637	21,032,806	885,050,416
Redeemed	(74,997,709)	(2,716,330,531)	(43,728,020)	(1,990,356,059)

Net increase (decrease)	(23,951,982)	$(576,060,659)	12,619,411	$506,441,994

Class I
Sold	34,731,038	$1,392,012,727	50,750,676	$2,352,325,275
Issued as reinvestment of dividends	33,950,536	1,508,761,824	23,561,651	1,012,198,966
Redeemed	(82,642,503)	(3,020,676,534)	(38,151,630)	(1,778,609,637)

Net increase (decrease)	(13,960,929)	$(119,901,983)	36,160,697	$1,585,914,604

International Equity Fund II
Class A
Sold	86,522,110	$1,321,755,001	77,431,947	$1,254,778,148
Issued as reinvestment of dividends	2,387,716	40,734,425	299,821	4,509,126
Redeemed	(68,137,550)	(970,647,441)	(20,909,689)	(335,414,636)

Net increase (decrease)	20,772,276	$391,841,985	56,822,079	$923,872,638

Class I
Sold	225,311,872	$3,516,468,830	278,971,033	$4,517,095,068
Issued as reinvestment of dividends	7,898,082	135,373,131	1,110,317	16,754,682
Redeemed	(143,668,332)	(2,033,638,610)	(31,626,725)	(514,794,780)

Net increase (decrease)	89,541,622	$1,618,203,351	248,454,625	$4,019,054,970

Total Return Bond Fund
Class A
Sold	22,187,304	$299,005,628	5,995,550	$79,050,470
Issued as reinvestment of dividends	973,094	12,878,273	328,097	4,318,464
Redeemed	(9,425,059)	(125,593,971)	(3,177,588)	(41,786,343)

Net increase (decrease)	13,735,339	$186,289,930	3,146,059	$41,582,591

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2008		October 31, 2007

	Shares	Amount	Shares	Amount

Class I
Sold	54,377,946	$721,424,984	36,931,702	$487,023,641
Issued as reinvestment of dividends	2,565,202	33,841,801	1,310,510	17,281,842
Redeemed	(36,114,546)	(477,662,128)	(10,528,758)	(138,938,609)

Net increase (decrease)	20,828,602	$277,604,657	27,713,454	$365,366,874

Class R*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	5	54	—	—
Redeemed	(106)	(961)	—	—

Net increase (decrease)	—	$103	—	$—

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	6	55	—	—
Redeemed	(107)	(959)	—	—

Net increase (decrease)	—	$106	—	$—

Global High Income Fund
Class A
Sold	18,985,704	$193,918,312	7,205,415	$79,811,932
Issued as reinvestment of dividends	725,640	7,217,074	383,180	4,232,194
Redeemed	(11,012,900)	(110,526,895)	(3,228,413)	(35,767,124)

Net increase (decrease)	8,698,444	$90,608,491	4,360,182	$48,277,002

Class I
Sold	23,134,088	$229,788,508	12,438,303	$133,818,463
Issued as reinvestment of dividends	687,008	6,481,358	318,292	3,403,772
Redeemed	(9,710,002)	(95,113,250)	(1,786,034)	(19,116,348)

Net increase (decrease)	14,111,094	$141,156,616	10,970,561	$118,105,887

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	6	56	—	—
Redeemed	(107)	(783)	—	—

Net increase (decrease)	—	$283	—	$—

U.S. Microcap Fund
Class A
Sold	12,154	$103,338	86,388	$1,033,965
Issued as reinvestment of dividends	39,993	414,730	—	—
Redeemed	(16,112)	(133,056)	(50,414)	(605,058)

Net increase (decrease)	36,035	$385,012	35,974	$428,907

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2008		October 31, 2007

	Shares	Amount	Shares	Amount

Class I
Sold	23,016	$202,765	45,643	$528,215
Issued as reinvestment of dividends	40,439	418,948	—	—
Redeemed	(14,688)	(121,945)	(6,380)	(79,393)

Net increase (decrease)	48,767	$499,768	39,263	$448,822

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	18	149	—	—
Redeemed	(119)	(565)	—	—

Net increase (decrease)	—	$594	—	$—

U.S. Smallcap Fund
Class A
Sold	67,439	$612,375	411,140	$5,152,744
Issued as reinvestment of dividends	90,635	890,036	4,088	47,337
Redeemed	(30,853)	(303,461)	(361,149)	(4,914,765)

Net increase (decrease)	127,221	$1,198,950	54,079	$285,316

Class I
Sold	21,224	$217,869	35,970	$421,237
Issued as reinvestment of dividends	90,229	886,050	4,067	47,144
Redeemed	(11,558)	(100,410)	(2,837)	(35,479)

Net increase (decrease)	99,895	$1,003,509	37,200	$432,902

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	49	306	—	—
Redeemed	(150)	(601)	—	—

Net increase (decrease)	—	$715	—	$—

U.S. Midcap Fund
Class A
Sold	11,654	$108,818	41,116	$497,510
Issued as reinvestment of dividends	25,213	278,853	3,079	36,212
Redeemed	(15,219)	(127,026)	(19,219)	(230,323)

Net increase (decrease)	21,648	$260,645	24,976	$303,399

Class I
Sold	11,498	$115,045	53,857	$627,149
Issued as reinvestment of dividends	27,451	303,338	3,661	43,010
Redeemed	(13,475)	(132,880)	(6,530)	(82,467)

Net increase (decrease)	25,474	$285,503	50,988	$587,692

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2008		October 31, 2007

	Shares	Amount	Shares	Amount

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	12	102	—	—
Redeemed	(113)	(597)	—	—

Net increase (decrease)	—	$515	—	$—

U.S. Multicap Fund
Class A
Sold	6,115	$63,447	110,908	$1,319,599
Issued as reinvestment of dividends	28,979	317,605	3,084	35,926
Redeemed	(21,498)	(222,137)	(82,321)	(965,928)

Net increase (decrease)	13,596	$158,915	31,671	$389,597

Class I
Sold	6,843	$66,622	56,331	$660,159
Issued as reinvestment of dividends	32,720	358,288	3,521	40,976
Redeemed	(11,166)	(102,924)	(2,841)	(35,201)

Net increase (decrease)	28,397	$321,986	57,011	$665,934

Consultant Class*
Sold	101	$1,010	—	$—
Issued as reinvestment of dividends	14	120	—	—
Redeemed	(115)	(612)	—	—

Net increase (decrease)	—	$518	—	$—

*	Commenced operations on November 1, 2007. The Class R and Consultant Class shares liquited on October 31, 2008.

Through seed capital contributions by Julius Baer Group, an affiliate of the Adviser, ownership of the beneficial shares outstanding at October 31, 2008 were:

Fund	% Ownership

U.S. Microcap Fund — Class A shares	84.8%
U.S. Microcap Fund — Class I shares	84.3%
U.S. Smallcap Fund — Class A shares	76.1%
U.S. Smallcap Fund — Class I shares	85.7%
U.S. Midcap Fund — Class A shares	89.4%
U.S. Midcap Fund — Class I shares	84.6%
U.S. Multicap Fund — Class A shares	94.5%
U.S. Multicap Fund — Class I share	83.6%

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

8.	Federal Tax Information

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Fund determined that the adoption of FIN 48 did not have an impact on the financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: October 31, 2005; October 31, 2006; October 31, 2007; October 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income or accumulated net realized gains/losses. These include net operating losses not utilized during the current year, commission adjustments, paydown gains and losses, bond premium amortization, foreign currency gains and losses, recharacterized distributions, and adjustments relating to the dispositions of Real Estate Investment Trust and Passive Foreign Investment Company securities. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

		Undistributed	Accumulated net realized
	Paid-in capital	Net investment income	Gain/(loss)
Fund	Increase/(decrease)	Increase/(decrease)	Increase/(decrease)

Global Equity Fund	$—	$(1,060,241)	$1,060,241
International Equity Fund	(5,592,803)	(321,223,290)	326,816,093
International Equity Fund II	(3)	(135,542,931)	135,542,934
Total Return Bond Fund	(12,271)	5,628,830	(5,616,559)
Global High Income Fund	1	2,126,262	(2,126,263)
U.S. Microcap Fund	(64,468)	64,462	6
U.S. Smallcap Fund	(14,328)	14,323	5
U.S. Midcap Fund	(13,467)	9,829	3,638
U.S. Multicap Fund	(5,016)	5,010	6

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid for the year ended October 31, 2008 were as follows:

	Global
	Equity	International	International	Total Return	Global High
	Fund	Equity Fund	Equity Fund II	Bond Fund	Income Fund

Ordinary Income	$369,526	$806,067,390	$172,773,296	$66,693,111	$21,463,013
Long Term Capital Gains	—	2,270,531,691	67,792,317	—	—
Return of Capital	—	—	—	—	—

	U.S. Microcap	U.S. Smallcap	U.S. Midcap	U.S. Multicap
	Fund	Fund	Fund	Fund

Ordinary Income	$739,614	$1,168,695	$372,887	$550,954
Long Term Capital Gains	97,815	616,006	200,352	127,394
Return of Capital	—	—	12,221	—

The tax character of distributions paid for the year ended October 31, 2007 were as follows:

	Global
	Equity	International	International	Total Return	Global High
	Fund	Equity Fund	Equity Fund II	Bond Fund	Income Fund

Ordinary Income	$—	$777,618,293	$24,766,562	$31,504,681	$10,906,412
Long Term Capital Gains	—	1,317,748,880	1,682,209	—	576,509
Return of Capital	—	—	—	—	1,167,975

	U.S. Microcap	U.S. Smallcap	U.S. Midcap	U.S. Multicap
	Fund	Fund	Fund	Fund

Ordinary Income	$—	$94,903	$99,705	$99,064
Long Term Capital Gains	—	—	562	—

The Global Equity Fund and U.S. Microcap Fund did not have any distributions for the year ended October 31, 2007.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Unrealized	Undistributed	Other
	Ordinary	Appreciation/	Long Term	Temporary
	Income	(Depreciation)	Capital Gains	Differences

Global Equity Fund	$489,400	$(16,654,335)	$(134,287,958)	$(525,060)
International Equity Fund	202,029,130	(1,948,111,891)	(889,548,240)	(820,811)
International Equity II Fund	213,640,021	(1,542,121,174)	(1,714,515,520)	(190,688,781)
Total Return Bond Fund	14,620,830	(117,199,942)	556,156	(2,385,582)
Global High Income Fund	10,890,921	(114,649,452)	(1,928,538)	(8,421,882)
U.S. Microcap Fund	—	(1,437,041)	(1,304,020)	(31,447)
U.S. Smallcap Fund	—	(1,066,563)	(1,647,521)	(31,446)
U.S. Midcap Fund	(28,463)	(1,055,363)	(1,141,480)	—
U.S. Multicap Fund	—	(791,116)	(1,341,576)	(26,600)

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

At October 31, 2008, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expires in	Expires in	Expires in	Expires in
	2009	2010	2011	2016

Global Equity Fund	$78,444,271	$28,922,938	$7,288,718	$19,632,031
International Equity Fund	—	—	—	889,548,240
International Equity Fund II	—	—	—	1,714,515,520
Global High Income Fund	—	—	—	1,928,538
U.S. Microcap Fund	—	—	—	1,304,020
U.S. Smallcap Fund	—	—	—	1,647,521
U.S. Midcap Fund	—	—	—	1,141,480
U.S. Multicap Fund	—	—	—	1,341,576

9.	Line of Credit

On September 28, 2005, Global Equity Fund, Total Return Bond Fund and Global High Income Fund (the “Borrowers”) entered into a Credit Agreement, as amended (the “Agreement”) with State Street Bank and Trust Company. The Agreement is a $25,000,000 revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Total Return Bond Fund and Global High Income Fund may draw up to $10,000,000 and the Global Equity Fund may draw up to $5,000,000. The Borrowers will pay interest on the principal amount of the Loans outstanding at a floating rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, the Borrowers shall pay to the State Street Bank and Trust Company an annual commitment fee, in connection with the establishment and maintenance of the credit facility, at the rate of 0.10% per annum on any undrawn on amount. The Global Equity Fund, Total Return Bond Fund and Global High Income Fund did not utilize the Agreement during the year ended October 31, 2008. As of October 31, 2008, Global Equity Fund, Total Return Bond Fund and Global High Income Fund had unused available balances of $5,000,000, $10,000,000 and $10,000,000 pursuant to the line of credit.

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

10.	Recent Accounting Pronouncements

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Management of the Funds (“Management”) has conducted a detailed analysis of each Fund’s current holdings and defined the criteria for determining whether each position would have been classified as Level 1, 2, or 3 respectively. At this time, Management does not believe the application of FAS 157 will materially impact the financial statement amounts, but anticipates that it will utilize this classification scheme as a means of meeting the additional disclosures that will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Therefore, the Funds will include such enhancements to its next Form N-Q filing in January 2009.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for, their effect on the Funds’ financial position, performance and cash flows and how and why the funds use derivatives. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, the FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives and hybrid instruments that have embedded credit derivatives (for example, credit-linked

Artio Global Funds  ï  2008 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management is currently evaluating the impact the adoption of the FSP will have on the Funds’ financial statement disclosures.

11.	Subsequent Events

On November 25, 2008, the Fund announced that due to an accounting error in one of the positions held within the Artio International Equity Fund, the NAV for this Fund was restated and shareholder activity would be reprocessed for the period commencing October 9, 2008 through November 20, 2008 (“Reprocessing Period”).

As of October 31, 2008, this error represented an overstatement of $0.15 per share for each share class, which was the equivalent of 0.61% of the NAV for Class A and 0.61% for Class I. As a result, in accordance with the Fund’s Valuation Policy, shareholder purchases and redemptions between these dates will be reprocessed as appropriate.

Since the Fund incurred net redemptions over the Reprocessing Period, the Fund recorded a receivable of $5,016,371 which estimates the impact to the Fund of the reprocessing of Shareholder activity. To minimize the inconvenience to its shareholders, the Fund and/or its Agents may whenever possible seek to adjust the underlying shareholder’s current position in the Fund rather than have the shareholder physically return such monies. It is expected that the Fund will be reimbursed for the costs of the accounting error. The actual impact to the Fund after reprocessing may differ from the amount recorded in the Financial Statements, but it is not expected to differ materially.

Additionally, the Global Equity Fund and International Equity Fund II had invested a portion of their respective assets in the same position, but over a shorter time period. As a result, the accounting error did not require either Global Equity Fund or International Equity Fund II to restate its NAV or reprocess shareholder activity. Each Fund, however, recorded a receivable in the following amounts to reimburse that Fund for any losses that were incurred:

Global Equity Fund — Class A $28
Global Equity Fund — Class I $20
International Equity Fund II — Class A $26,851
International Equity Fund II — Class I $42,963

At the December 17, 2008 meeting of the Boards of the Funds, the Boards of the Funds suspended the securities lending program.

Artio Global Funds  ï  2008 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors
Artio Global Equity Fund Inc. (formerly Julius Baer Global Equity Fund Inc.)

and

The Shareholders and Board of Trustees
Artio Global Investment Funds (formerly Julius Baer Investment Funds)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Artio Global Equity Fund Inc. (formerly Julius Baer Global Equity Fund Inc.) and Artio International Equity Fund (formerly Julius Baer International Equity Fund), Artio International Equity Fund II (formerly Julius Baer International Equity Fund II), Artio Total Return Bond Fund (formerly Julius Baer Total Return Bond Fund), Artio Global High Income Fund (formerly Julius Baer Global High Income Fund), Artio U.S. Microcap Fund (formerly Julius Baer U.S. Microcap Fund), Artio U.S. Smallcap Fund (formerly Julius Baer U.S. Smallcap Fund), Artio U.S. Midcap Fund (formerly Julius Baer U.S. Midcap Fund), and Artio U.S. Multicap Fund (formerly Julius Baer U.S. Multicap Fund), each a series of Artio Global Investment Funds (collectively, the “Funds”) as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Artio Global Equity Fund, Inc., Artio International Equity Fund, Artio International Equity

Artio Global Funds  ï  2008 Annual Report

Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund as of October 31, 2008, and the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 30, 2008

Artio Global Funds  ï  2008 Annual Report

ADDITIONAL INFORMATION PAGE (Unaudited)

1.	Proxy Voting Policies

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website www.artiofunds.com and (2) on the SEC’s Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.	Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s web-site at www.sec.gov or on the Funds’ website at www.artiofunds.com.

A Fund’s forms N-Q may be reviewed and copied at the Commissions’s Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

Artio Global Funds  ï  2008 Annual Report

RESULTS OF MEETINGS OF SHAREHOLDERS (Unaudited)

ARTIO GLOBAL INVESTMENT FUNDS
ARTIO GLOBAL EQUITY FUND INC.

Special Meetings of Shareholders

The special meeting of Shareholders of the Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund and Artio U.S. Multicap Fund, each a series of Artio Global Investment Funds, and Artio Global Equity Fund Inc. (each a “Fund” and collectively, the “Funds”) was held on May 15, 2008. At the meeting, the following shares of each Fund were represented:

	Shares Represented	Percentage of
Fund	by Proxy	Shares Outstanding

Artio International Equity Fund	297,745,981.2377	53.122%
Artio International Equity Fund II	324,614,197.4323	52.565%
Artio Total Return Bond Fund	48,785,724.7720	53.491%
Artio Global High Income Fund	15,450,353.9920	62.725%
Artio U.S. Microcap Fund	589,050.9000	85.983%
Artio U.S. Smallcap Fund	702,838.7840	86.370%
Artio U.S. Midcap Fund	577,074.9120	89.738%
Artio U.S. Multicap Fund	595,060.5760	93.745%
Artio Global Equity Fund Inc.	1,275,245.0820	51.056%

Shareholders of each Fund voted on the following proposal:

To approve amended and restated investment advisory agreements between the Artio Global Funds (formerly, Julius Baer Funds) and Artio Global Management LLC (formerly, Julius Baer Investment Management LLC) (the “Adviser”) to take effect upon the successful completion of the initial public offering of Artio Global Investors Inc. (formerly, Julius Baer Americas, Inc.), a Delaware corporation and parent of the Adviser.

Artio International Equity Fund

Affirmative	Against	Abstain

290,527,987.5253	3,375,068.9420	3,842,924.7704

Artio International Equity Fund II

Affirmative	Against	Abstain

318,734,830.5628	2,137,322.2890	3,742,044.5805

Artio Global Funds  ï  2008 Annual Report

RESULTS OF MEETINGS OF SHAREHOLDERS (Unaudited) (Continued)

Artio Total Return Bond Fund

Affirmative	Against	Abstain

47,323,251.8600	480,814.9120	981,658.0000

Artio Global High Income Fund

Affirmative	Against	Abstain

15,123,494.5280	120,196.4640	206,663.0000

Artio U.S. Microcap Fund

Affirmative	Against	Abstain

588,023.9000	1,027.0000	0.0000

Artio U.S. Smallcap Fund

Affirmative	Against	Abstain

702,234.7840	0.0000	604.0000

Artio U.S. Midcap Fund

Affirmative	Against	Abstain

576,037.9120	928.0000	109.0000

Artio U.S. Multicap Fund

Affirmative	Against	Abstain

595,060.5760	0.0000	0.0000

Artio Global Equity Fund Inc.

Affirmative	Against	Abstain

1,259,840.9890	9,863.0630	5,541.0300

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS

Independent Trustees of Artio Global Investment Trust (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”):

	Positions,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen	Other
Name, Date of	Served with	Principal Occupation(s)	by Trustee	Directorships (2)
Birth and Address	the Funds	During Past Five Years	or Director*	Held

Antoine Bernheim (May 30, 1953) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990.	President, Dome Capital Management, Inc., 1984-present (investment advisory firm); Chairman, Dome Securities Corp., 1995-present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990-present (publishing)	9	None

Thomas Gibbons (June 1, 1947) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987-present (consulting firm)	9	None

Harvey B. Kaplan (September 22, 1937) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990-2006 (toy and novelty company)	9	None

Robert S. Matthews (October 16, 1943) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co. (certified public accounting firm)	9	None

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Trust (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”)—(Continued):

	Positions,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen	Other
Name, Date of	Served with	Principal Occupation(s)	by Trustee	Directorships (2)
Birth and Address	the Funds	During Past Five Years	or Director*	Held

Robert J. McGuire (December 8, 1936) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 2006; Director of GEF since 2006.	Self-employed Attorney/Consultant, 1998-present; Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998-2005.	9	Director, Mutual of America Investment Corp., 2000-present (investment company); Director, Six Flags, Inc., 2003-present (entertainment); Director, Protection One, Inc., 2005-present (security systems);

Gerard J.M. Vlak (September 20, 1933) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since 1992; Director of GEF since 2004; Chairman of the Fund Complex since 2005.	Retired	9	Board member, Océ North America, 1992-present (printing).

Peter Wolfram (April 2, 1953) 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren (law firm)	9	None

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Trust (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”)—(Continued):

Interested Trustees of Artio Global Investment Trust (the “Trust”) and Interested Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund”):

Number of
Portfolios
in Fund
Family
	Position		Overseen	Other
Name, Date of	and Term	Principal Occupation(s)	by Trustee	Directorships (2)
Birth and Address	of Office (1)	During Past Five Years	or Director	Held

Glen Wisher (3) (October 10, 1963) 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2005; Director of GEF since December 2005.	Managing Director of Artio Global Management, 1995 to present; Chairman of Artio Global Management, 2004 to present; and Chairman of Artio Global Advisors, 2005 to present.	9	None

*	The Fund Complex refers to the eight series of the Trust and the Global Equity Fund.

(1)	Each Trustee and Director serves during the lifetime of the Trust or Global Equity Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor.

(2)	Directorships include public companies and any company registered as an investment company.

(3)	Mr. Wisher is an interested trustee because he is an employee of Artio Global Investors Inc. (formerly, Julius Baer Americas, Inc.).

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:

The business address for each officer of the Funds, except Ms. Watson, Ms. Coop, Ms. McGowan and Mr. Smith, and Mr. McVoy is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. Watson, Ms. Coop, Ms. McGowan and Mr. Smith is State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Date of Birth and Position(s) Held	Officer (1),(2)	During Past Five Years

Anthony Williams (March 15, 1964) President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.	• Chief Operating Officer and member of Board of Directors of Artio Global Management LLC (2004-present) • Board of Directors of Artio Global Investors Inc. (2007-present)

Denise Downey (September 1, 1961) Vice President	Officer for the Funds since 1995.	• First Vice President and Head of Marketing, Artio Global Management LLC (2002-present)

Greg Hopper (March 24, 1957) Vice President	Officer for the Trust since 2002.	• First Vice President of Artio Global Management LLC (2002-present)

Samuel Dedio (June 4, 1966) Vice President	Officer for the Funds since 2006.	• Senior Portfolio Manager and First Vice President of the Adviser of Artio Global Management LLC (2006-present) • Managing Director, Deutsche Asset Management (1999-2006).

Richard C. Pell (September 21, 1954) Vice President	Officer for the Trust since 1995; for GEF, since 2004.	• Managing Director, Chief Executive Officer and Chief Investment Officer of Artio Global Management LLC (1995-present)

Donald Quigley (January 13, 1965) Vice President	Officer for the Trust since 2001.	• First Vice President and Head of Global Fixed-Income Management for Artio Global Management LLC (2001-present)

Rudolph-Riad Younes (September 25, 1961) Vice President	Officer for the Trust since 1997; for GEF, since 2004.	• Senior Vice President and Head of International Equity Management of Artio Global Management LLC (1993-present)

Keith Walter (June 17, 1968) Vice President	Officer for the Trust since 2006.	• First Vice President and Portfolio Manager, Artio Global Management LLC (1999-present)

Craig M. Giunta (December 20, 1971) Chief Financial Officer	Officer for the Funds since 2003.	• First Vice President, Artio Global Management LLC (2002-present)

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds—(Continued):

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Date of Birth and Position(s) Held	Officer (1),(2)	During Past Five Years

Alex Bogaenko (April 13, 1963) Treasurer	Officer for the Funds since 2005.	• Vice President, Artio Global Management LLC (2005-present) • Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995-2005)

John Whilesmith (March 8, 1967) Secretary	Officer for the Funds since 2005.	• Vice President and Operations Compliance Officer, Artio Global Management LLC (2005-present) • Compliance Officer, Morgan Stanley Investment Management (2002-2005)

Michael K. Quain (July 6, 1957) Chief Compliance Officer	Officer for the Funds since 2004.
•   First Vice President of Artio Global Management LLC (2002-present)
•   President and Chief Executive Officer of Artio Global Equity Fund Inc. (1997-2004)
•   President and Chief Executive Officer of Artio Global Investment Funds (1998-2004)

Michael McVoy (August 8, 1957) Anti-Money Laundering Officer	Officer for the Funds since 2004.
•   Chief Compliance Officer for U.S. Bancorp (2002-present)
•   Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.) (1986-2006)
•   Senior Vice President and Risk Manager for U.S. Bancorp (1999-present)

Elizabeth A. Watson (July 15, 1954) Assistant Secretary	Officer for the Funds since 2008.
•   Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present)
•   Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.
•   Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds
•   President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007) Principal, Watson & Associates (2002-2004).

Tracie A. Coop (December 11, 1976) Assistant Secretary	Officer for the Funds since 2008.
•   Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present)
•   Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007)
•   Associate Counsel, Natixis Asset Management Advisors, L.P. (2005-2006)
•   Legal Product Manager, Natixis Asset Management Advisors, L.P. (2000-2005)

Victoria McGowan (October 2, 1966) Assistant Treasurer	Officer for the Funds since 2003.	• Senior Vice President, State Street Bank and Trust Company (2007-present) • Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company) (2002-2007)

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds—(Continued):

Length of Time
	Served As Fund	Principal Occupation(s)
Name, Date of Birth and Position(s) Held	Officer (1),(2)	During Past Five Years

Brian Smith (March 15, 1967) Assistant Treasurer	Officer for the Funds since 2007.	• Director, Mutual Fund Administration, State Street Bank and Trust Company (2005-present) • Senior Manager, Mutual Fund Administration, State Street Bank and Trust Company (2003-2005)

Prasad Nanisetty (November 29, 1956) Chief Risk Officer	Officer of the Funds since 2008.	• Senior Vice President, Artio Global Management LLC (2004-present) • First Vice President, Jennison Associates (2000-2004)

(1)	Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

(2)	Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

Artio Global Funds  ï  2008 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The International Equity Fund and International Equity Fund II paid foreign taxes of $50,644,399 and $23,316,023 and earned $446,265,382 and $197,882,530 of foreign income during the year ended October 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, $0.11 and $0.04 per share were designated as foreign taxes paid for International Equity Fund and International Equity Fund II and $0.94 and $0.31 per share were designated as income earned from foreign sources for the International Equity Fund and International Equity Fund II for the year ended October 31, 2008.

The table below shows distributions paid from investment company taxable income earned in October 31, 2008, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year end information will be reported to you on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Fund	QDI

Global Equity Fund	$547
International Equity Fund	9,086
International Equity Fund II	1,728
Global High Income Fund	522,726

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2008 qualified dividends received deductions were the following:

Fund	DRD

U.S. Microcap Fund	4.32%

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2008:

Long Term
Capital Gain
Fund	Dividend

International Equity Fund	$2,270,531,691
International Equity Fund II	67,792,317
U.S. Microcap Fund	97,815
U.S. Smallcap Fund	616,006
U.S. Midcap Fund	200,352
U.S. Multicap Fund	127,394

Artio Global Funds  ï  2008 Annual Report

ARTIO GLOBAL FUNDS
330 Madison Avenue
New York, New York 10017
This report is sent to shareholders of the Artio
Global Equity Fund Inc. and the Artio Investment
Funds for their information. It is not a Prospectus,
circular or representation intended for use in the
purchase or sale of shares of the funds or of any
securities mentioned in the report.
www.artiofunds.com

Item 2. Code of Ethics.
As of October 31, 2008, the registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended October 31, 2008, no substantive amendments were made to the Code of Ethics. During the year ended October 31, 2008, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1)	The Board of Directors of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)	Mr. Harvey B. Kaplan is the registrant’s audit committee financial expert. The Board also determined that Mr. Kaplan is not an “interested person” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees.

For the fiscal years ending October 31, 2008 and October 31, 2007, the aggregate audit fees billed for professional services rendered by the principal independent registered public accounting firm, KPMG LLP, for the audit of the Registrant’s annual financial statements were $19,800 and $18,900, respectively.

(b)	Audit-Related Fees.

For the fiscal years ending October 31, 2008 and October 31, 2007, the aggregate audit fees billed by KPMG LLP for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,150 and $3,000, respectively.

(c)	Tax Fees.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ending October 31, 2008 and October 31, 2007 were $8,800 and $8,400, respectively.

(d)	All Other Fees.

There were no other fees billed by KPMG LLP for the fiscal years ending October 31, 2008 and October 31, 2007.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) Not applicable

(c) 100%

(d) Not applicable
(f) Not applicable.
(g) The aggregate non-audit fees billed by KPMG LLP to the Registrant for the fiscal years ending October 31, 2008 and October 31, 2007 were $8,800 and $8,400, respectively. The aggregate non-audit fees billed by KPMG to the Registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the fiscal years ended October 31, 2008 and October 31, 2007 were $2,072,350 and $334,388, respectively.

(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable to this registrant.
Item 6. Schedule of Investments
Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this registrant.
Item 8. Portfolio Managers of Closed-end Management Investment Companies.
Not applicable to this registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to this registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable
(b) Certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached hereto. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Artio Global Equity Fund Inc.

By:	/s/ Anthony Williams Anthony Williams
President
Date: January 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anthony Williams Anthony Williams
President
Date: January 9, 2009

By:	/s/ Craig Giunta Craig Giunta
Chief Financial Officer
Date: January 9, 2009